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                               CPG PRODUCTS CORP.
                                  (Mortgagor)





                      THE FIRST NATIONAL BANK OF COLUMBUS
                                   (Trustee)




                 For the Benefit of the Industrial Development
                  Board of the County of Knox (Tennessee) and
                                the Bondholders


                _______________________________________________

                      DEED OF TRUST AND SECURITY AGREEMENT

                _______________________________________________




                          Dated as of October 1, 1979




===============================================================================

                                 DEED OF TRUST


                              W I T N E S S E T H:


                 FOR AND IN CONSIDERATION Of One Dollar ($1.00) to it paid, the receipt of which is acknowledged, and the other considerations hereinafter mentioned, CPG Products Corp., a Delaware corporation hereinafter the "Mortgagor"), has this day bargained and sold, and does hereby transfer and convey to The First National Bank of Columbus, Columbus, Georgia, Trustee, and its successors in trust (hereinafter the "Trustee"), certain property in the State of Tennessee, Knox County, described in Exhibit "A" attached hereto and Incorporated herein by reference, together with all buildings, improvements and fixtures located thereon.
                 TO HAVE AND TO HOLD the property described in said Exhibit "A" together with all buildings, improvements and fixtures located thereon (hereinafter collectively referred to as the "Mortgaged Property") to the Trustee, and its successors in trust forever. Mortgagor covenants that it is lawfully seized of the Mortgaged Property, has a good right to convey it, and that the same is unencumbered except for Permitted Encumbrances as hereinafter defined.
                 Mortgagor further covenants and binds itself, its successors and assigns, to warrant and defend the title to the

Mortgaged Property to the Trustee, and its successors in trust, and its assigns, forever, against the lawful claims of all parties.
         But this conveyance is made IN TRUST for the following uses and trust, and for no other purposes, to-wit:

                 To secure performance by Mortgagor of all obligations to be performed by it under a Financing Agreement, dated as of October 1, 1979 (the "Agreement"), by and between The Industrial Development Board of the County of Knox (the "Board") and Mortgagor, and a Promissory Note, dated October 16, 1979 (the "Note"), from Mortgagor to the Board, including, without limitation, all payments due from Mortgagor under the Note.

                 This instrument is to secure the Agreement and the Note and all attorney's fees, court costs and expenses whatever kind incident to the collection of all sums due from Mortgagor under the Note and the enforcement and protection of the lien of this conveyance. The last payment required by the Note shall be October 1, 2004.

                 NOW, if the Mortgagor shall perform all obligations required to be performed by it under the Agreement, then this trust conveyance shall be of no further force or effect. But if Mortgagor shall default in any of its obligations under the Agreement or the Note and such default shall not have been remedied within the applicable period of time of remedy thereof, then this conveyance in trust shall remain in full force and effect, and, at the option of the Trustee, all remaining unpaid indebtedness of Mortgagor under the Note shall become due and payable as provided in the Agreement and the Note. In such event, the Trustee, or its successor in trust, is hereby authorized and empowered, to the extent permitted by law, to take actual possession of the Mortgaged Property as for condition broken, and the Trustee, with or without force, and with or without process of law, may enter upon, take and maintain possession of, all or any part of said Mortgaged Property, and he may hold, manage and operate said Mortgaged Property and may collect the rents, issues and profits therefrom, and lease the same in such parcels and for such time and on such terms and conditions as he may see fit, and he may cancel any lease or sublease for any cause or on any ground that would entitle the Mortgagor to cancel the same. The Trustee shall have the right to proceed in a course of equity to foreclosure of this Deed of Trust and shall be entitled to judgment for the debt and any advances lawfully made by the Trustee or the Board under the provisions of this Deed of Trust. The Trustee shall also be entitled to the appointment of a receiver to collect rents, issues and profits while such suit is pending and to judgment over for any difference between the amount paid for the Mortgaged Property either at a trustee's sale or at a sale under order of the court and the total indebtedness accrued under the provisions of the Note.
                 In the event of a default, foreclosure and sale of the Mortgaged Property by the Trustee, the proceeds of the sale shall be applied by the Trustee as follows:
                 First, to the payment of the expense of this Deed of Trust and its execution and all sums expended by the Trustee and all sums for which the Trustee may become liable for on account of any provisions of this Deed of Trust; and

                 Second, to the payment of the obligations secured by this Deed of Trust. The Trustee will hold any balance subject to the order of the Mortgagor, or to the holder of a junior lien, if any.
                 In lieu of, or in addition to, proceeding as above, so long as there exists a default in the performance of any of the Mortgagor's covenants or agreements contained in the Agreement or in this Deed of Trust, then the Trustee may upon giving twenty (20) days' notice by three (3) publications in any newspaper, daily or weekly, published in Knox County, Tennessee, sell the Mortgaged Property at the door of the Knox County Court House to the highest bidder for cash, at public outcry, free from the equity or redemption, homestead, dower and all other exemptions of every kind, which are hereby expressly waived by the Mortgagor; and the Trustee or his successor in trust, is hereby authorized and empowered to execute and deliver a deed to the purchaser. The Trustee or its assign may bid at any sale under this trust conveyance. The Trustee shall apply the proceeds of such sale in the manner specified in the preceding paragraph.
                 So long as there exists a default in the performance of any of the Mortgagor's covenants or agreements contained in the Agreement, the Note or in this Deed of Trust, the Trustee is hereby authorized to divide, parcel and sell, and to retain and manage, all or any portion of the Mortgaged Property in such portions or parcels as the Trustee may deem advisable in its sole discretion;

provided that such sales, and retention for management, are at all times in accordance with the preceding two paragraphs.
                 The Trustee is hereby authorized at any time prior to the payment in full of the indebtedness hereby secured, to name and appoint a successor trustee, to execute this trust, and the title herein conveyed to the Trustee shall be vested in said successor upon recording of the writing evidencing such appointment in the Register's Office of Knox County, Tennessee.
                 In the event of a sale of the Mortgaged Property under and by virtue of this trust, the Mortgagor and all persons holding under it shall be and become the tenants at will of the purchaser from and after the execution and delivery of a deed of such purchaser, said tenancy to be determined at the option of said purchaser upon five (5) days' written notice.

                               OTHER COVENANTS

                 1. RELATIONSHIP TO AGREEMENT. This Deed of Trust is being executed to provide security for the obligations of the Mortgagor under the Agreement and the Note. This Deed of Trust shall be construed and enforced in light of the provisions of the Agreement and the Note in order to provide additional security for the carrying out of the obligations and covenants contained in the Agreement and the Note.
                 2. TAXES. The Mortgagor shall pay all taxes and special assessments of every kind now or hereafter levied against the Mortgaged Property as provided in the Agreement.

                 3. INSURANCE. The Mortgagor shall keep in force insurance upon the Mortgaged Property as provided in the Agreement.
                 4. MAINTENANCE OF MORTGAGED PROPERTY. The Mortgagor shall maintain buildings and other improvements and equipment on the Mortgaged Property as provided in the Agreement.
                 5. CONTINUATION OF ABSTRACT. In the event of any default herein by the Mortgagor, the Trustee may, at the expense of the Mortgagor, procure an abstract of title, or continuation thereof for the Mortgaged Property, with interest upon such expense at the highest legal rate applicable to the Mortgagor.
                 6. ADVANCES OPTIONAL WITH TRUSTEE OR BOARD. It is expressly understood and agreed that if the insurance above provided for is not promptly effected, or if the taxes or special assessments assessed against the Mortgaged Property shall become delinquent, either the Trustee or the Board (whether electing to declare the whole Deed of Trust due and collectible or not) may (but need not) effect the insurance above provided for, and need not, but may and is hereby authorized to pay said taxes and special assessments (irregularities in the levy or assessment of said taxes (irregularities in the levy or assessment of said taxes being expressly waived), and all such payments with interest thereon at the highest legal rate applicable to the Mortgagor from time of payment shall be a lien against the Mortgaged Property.
                 7. EVENT OF DEFAULT. An "event of default" under the Agreement shall be an Event of Default hereunder.

                 8. OPTION TO RELEASE UNIMPROVED REAL ESTATE. At any time during the term of the Agreement, the Mortgagor shall have the option to obtain a release from this Deed of Trust of any unimproved real estate constituting a portion of the Project otherwise subject to the lien of this Deed of Trust (upon which no buildings or other facilities are located, although utility facilities may be located thereon) upon satisfaction of the following conditions:
                 (a) The Mortgagor delivers a written notice to the Board and the Trustee containing (i) an adequate legal description of that portion of the real estate with respect to which the option to release is to be exercised, (ii) a statement that the Mortgagor intends to exercise its option to release such portion of such real estate on a date stated, which shall not be less than forty-five (45) nor more than ninety (90) days from the date of such notice, and (iii) a statement that the use to which the Mortgagor intends to devote such portion of such real estate will promote the Mortgagor's commercial activities.
                 (b) The Mortgagor shall deliver a certificate to the Board and the Trustee of an engineer (which shall include an engineer employed by the Mortgagor), acceptable to the Trustee, dated not more than ninety (90) days prior to the date of the release, and stating that in the opinion of the person signing such certificate (i) the portion of the real estate with respect to which the option to release is to be exercised is not needed by the Mortgagor for the operation of the Project for the purposes contemplated by the Agreement, and (ii) the release of such real estate will not impair the usefulness of the Project as an industrial facility and will not destroy the means of ingress thereto and egress therefrom.
                 The Trustee agrees that, upon receipt of the notice and certificate referred to above, it will promptly execute such instruments as may be necessary to release from the lien of this Deed of Trust that portion of the real estate with respect to which the Mortgagor shall have exercised the option granted to it under this Section. In the event the Mortgagor shall exercise the option granted to it under this Section, the Mortgagor shall not be entitled to any postponement, abatement or diminution of payments payable under the Note. If such option to release relates to real estate upon which transportation or utility facilities are located, the Trustee and the Board shall retain as easement to use such transportation or utility facilities.
                 9. DEFINITION OF TERMS. Unless otherwise expressly stated, the word "Mortgagor" as used herein includes successors interest of the Mortgagor and the word "Trustee" as used herein includes successors in interest of the Trustee.
                 "Permitted Encumbrances" shall mean and include (a) liens for taxes, assessments and other governmental charges not due and payable or which can be paid without penalty; (b) unfiled, inchoate mechanics' and materialmen's lien for construction work in progress; (c) workmen's, repairmen's, warehousemen's and carriers' liens and other similar liens, if any, arising in the ordinary course of business; (d) all the following, if they do not individually or in the aggregate materially impair the use of the-Project or materially detract from the value thereof to the Mortgagor; any easements, restrictions, mineral, oil, gas and mining rights and reservations and zoning laws; and (e) certain utility easements currently existing with respect to the Mortgaged Property.
                 10. AMOUNT SECURED. The amount secured by this Deed of Trust and Security agreement is $4,200,000.00.
                 IN WITNESS WHEREOF, the Mortgagor has caused this instrument to be duly executed as of this 1st day of October, 1979.


                                        CPG PRODUCTS CORP.


                                        By:
                                                  ______________________________
                                                         Vice President

(SEAL)

Attest:


_____________________________
Assistant Secretary






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
STATE OF MINNESOTA        )
                          )  SS.
COUNTY OF HENNEPIN        )


                 On this __ day of October, 1979, before me, a Notary Public in and for said County and State, personally appeared E. P. Preiss and B. L. Rosenberg, to me personally known and known to me to be the same persons who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say: that they are Vice President and Assistant Secretary, respectively, of CPG Products Corp., the corporation described in and which execute the foregoing instruments; that said instrument was signed on behalf of said corporation by authority of all of its Board of Directors; and that they acknowledged the execution of said instrument to be the voluntary act and deed of the corporation by it voluntarily executed; and that the seal affixed to said instrument is the corporate seal of said corporation.

                 IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ____ day of October, 1979.



                                        ________________________________________
                                                  Notary Public


My commission expires:

(SEAL)

                                  EXHIBIT "A"

                                       to


                      Deed of Trust and Security Agreement


                            REAL ESTATE DESCRIPTION


                 SITUATED in District Number Six (6) of Knox County, Tennessee, and without the corporate limits of the City of Knoxville and containing twelve acres, more or less, lying along the northern side of Byington-Solway Road and being more particularly bounded and described as follows:

BEGINNING at an iron pin in the northern line of Byington-Solway Road, said point being 1747 feet, more or less, westerly from the point of intersection of the northern line of Byington-Solway Road with Beaver Ridge Road; thence from said BEGINNING point and with the northern line of Byington-Solway Road south 85 degree 30 min. 55 sec. west, 432.05 feet to an iron pin in the northern line of Byington-Solway Road; thence with the eastern line of property of Knox County north 00 deg. 34 min. west, 880.8 feet to an iron pin; thence with the eastern line of Byington-Solway Road; thence west feet to an iron pin in the northern pin. west, 880.8 feet to an iron pin; thence with the eastern line of property now or formerly owned by E. Butler, north 06 deg. 42 min. 21 sec. east, 256.07 feet to an iron pin; thence with the southern line of property of Schaad, south 82 deg. 49 min. 41 sec. east, 471.87 feet to an iron pin; thence with the western line of property of Industrial Board of Knox County and property of Schaad, south 03 deg. 45 min. west, 307.17 feet to an iron pin; thence continuing with the Schaad line south 82 deg. 53 min. 51 sec. east,
54.68 feet to an iron pin and south 07 deg. 15 min. 30 sec. west, 735.0 feet to an iron pin in the northern line of Byington-Solway Road to the point of BEGINNING herein as shown by survey of Bender and LeMay, Consulting Engineers, dated May 17, 1979, bearing drawing number 1-2-855.

TOGETHER with a perpetual nonexclusive easement for ingress and egress from Byington-Solway Road over the following described easement tract:

BEGINNING at a point in the northern line of Byington-Solway Road, said point being 1,772 feet, more or less, westerly from point of intersection of the northern line of Byington-Solway Road with Beaver Ridge Road; thence from said BEGINNING point, north 07 deg. 15 min. 30 sec. east, 740.2 feet to a point; thence north 20 deg. 15 min. 30 sec. east, 66.68 feet to a point; thence south 82 deg.

53 min. 51 sec. east 50.03 feet to a point; thence south 20 deg. 15 min. 30 sec. west, 66.82 feet to a point; thence south 07 deg. 15 min. 30 sec. west,
729.8 feet to a point in the northern line of Byington-Solway Road; thence with the northern line of said road south 85 deg. 30 min. 55 sec. west, 51.06 feet to the point of BEGINNING.

                               GUARANTY AGREEMENT


                 THIS GUARANTY AGREEMENT (The "Guaranty") made and entered into as of September 1, 1979, by and between GENERAL MILLS, INC., a Delaware corporation (the "Guarantor"), and THE FIRST NATIONAL BANK OF COLUMBUS, as trustee, a banking association organized and existing under and by virtue of the laws of the United States of America, and having its principal office in the City of Columbus, Georgia, (herein together with any successor trustee or trustees at the time serving as such under the Mortgage and Indenture of Trust described below called the "Trustee");


                                WITNESSETH THAT:


                 WHEREAS, Taylor County, Florida, a political subdivision of the State of Florida (the "County"), intends to issue its Taylor County, Florida Industrial Development Revenue Bonds (CPG Products Corp. Project), Series 1979, in the aggregate principal amount of $5,800,000 (the "Bonds"); and

                 WHEREAS, the Bonds are to be issued under and pursuant to a Mortgage and Indenture of Trust, dated as of even date herewith, by and between the County and the Trustee (the "Indenture"), a true and correct copy of which has been delivered to the Guarantor, and the Bonds are more particularly described in Articles II and III of the Indenture; and

                 WHEREAS, the proceeds derived from the issuance of the Bonds are to be applied toward the acquisition, construction and installation of a certain industrial facility in the County (the "Project"), to be sold to CPG Products Corp., a Delaware corporation and a wholly-owned subsidiary corporation of the Guarantor (the "Company"); and

                 WHEREAS, the Guarantor desires that the County issue the Bonds and apply the proceeds derived therefrom as aforesaid and is willing to enter into this Guaranty in order to enhance the marketability of the Bonds and thereby achieve interest cost and other savings which will inure directly to the benefit of the Guarantor and to induce the future purchasers and holders of any of the Bonds to buy or acquire the same;

                 NOW THEREFORE, in consideration of the premises, the Guarantor agrees with the Trustee, as follows:

                                   ARTICLE I.

                                    RECITALS

                 Section 1.1. REPRESENTATIONS AND WARRANTIES OF GUARANTOR. The Guarantor represents and warrants that:

                 (a) it is a corporation organized existing and in good standing under the laws of the State of Delaware as each cause of action arises. The Guarantor hereby waives (i) notice of the acceptance hereof, of any action taken or omitted in reliance hereon and of any defaults by the County in the payment of any such sums,
         (ii) any presentment demand, notice or protest of any kind, and (iii) any other act or thing or omission or delay to do any other act or thing which might in any manner or to any extent vary the risk of the Guarantor or which might otherwise operate as a discharge of the Guarantor.


PAGE 2 IS MISSING


                                  ARTICLE II.

                            _______________________


                 Section 2.1.  ______________________.



                 Section 2.2. NATURE OF OBLIGATIONS. All obligations of the Guarantor under this Guaranty shall be absolute, unconditional, continuing and irrevocable and shall remain in full force and effect until the entire principal of, redemption premium (if any) and interest on the Bonds and all other amounts payable by the County pursuant to the terms of the Bonds and/or the Indenture shall have been paid or shall be deemed to have been paid in accordance with the Indenture and, until such payment, or the occurrence of those conditions upon which payment shall be deemed to have occurred, shall not be affected, modified, impaired or discharged upon the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of the Guarantor:

                 (a) the compromise, settlement, release or termination of any or all of the obligations, covenants or agreements of the County under or contemplated by the Indenture;

                 (b) the failure to give notice to the Guarantor of the occurrence of an event of default under the terms and provisions of this Guaranty or the Indenture, except as may be otherwise specifically provided in this Guaranty;

                 (c) the assigning or mortgaging or the purported assigning or mortgaging of all or any part of the interest of the County in the Project;

                 (d) the waiver of the payment, performance or observance by the County of any of its obligations, covenants or agreements contained in or contemplated by the Indenture;

                 (e) the extension of the time for payment of any principal of or redemption premium (if any) or interest on any Bond or any part thereof owing or payable on such Bond or of the time for performance of any other obligation, covenant or agreement under, arising out of or contemplated by the Indenture or the further extension or the renewal thereof;

                 (f) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in or contemplated by the Indenture;

                 (g) the taking or the omission of any of the actions referred to in or contemplated by the Indenture;

                 (h) any failure, omission, delay or lack on the part of the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Trustee by this Guaranty or by the Indenture, or any other act or acts on the part of the County, the Trustee or any of the holders at any time or from time to time of the Bonds and any interest coupons appertaining thereto;

 THE ORIGINAL SCANNED PAGE HAD TEXT MISSING BECAUSE OF THE WAY IT WAS COPIED

                 (i) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of organization, arrangement, composition with creditors or readjustment, of proceedings affecting the Guarantor or the County or any of the ______________________ of them, or any allegation or contest of the validity of this Guaranty ______________________;

                 (j) to the extent permitted by law, any event or action that would _____________________ clause, result in the release or discharge of the Guarantor by the ___________________ from the performance or observance of any obligation, covenant or contained in this Guaranty;

                 (k)  ______WORDS MISSING _____________________ right of
         set-off, counterclaim, reduction, or diminution which the _____ _____________ have against the County or the Trustee;

                 (l) failure of the Guarantor fully to perform any of its obligations set Guaranty; or

                 (m) other circumstances, occurrence or condition, whether similar or ________________________ avoidance of the foregoing, that might be raised in avoidance of, or in ________________________ an action to enforce, the obligations of the Guarantor under this
         _______________________.


                                  ARTICLE III.

                               SPECIAL COVENANTS

BAD COPY AND WORDS ARE MISSING HERE ALSO

                 Section 3.1. MAINTENANCE OF CORPORATE EXISTENCE. The Guarantor agrees to reserve its corporate existence and organization and it will not without first discharging its obligations under this Guaranty, except as under Section 3.2 hereof.

                 Section 3.2. MERGER, CONSOLIDATION OR SALE OF ASSETS. The Guarantor any Bonds remain outstanding it will not merge or consolidate with and will not transfer or convey all of its property, assets, licenses, tion thereof, provided that the Guarantor may consolidate with or corporation a corporation incorporated and existing of the states of the United States of America or the District of one or more other domestic corporations to consolidate with or transfer all or substantially all of its assets to another domestic on the condition that (i) the assignee corporation or the corporation giving such merger (if other than the Guarantor) or consolidation or such transfer is made shall expressly assume in writing and agree all of the Guarantor's obligations under this Guaranty, and (ii) in such consolidation, merger or transfer there shall be filed with the -n the chief financing officer of the Guarantor certifying that the consummation of such consolidation, merger or transfer the from or surviving such consolidation or merger or the corporation to made will have an aggregate stockholders' equity at least equal to holders' equity of the Guarantor immediately prior to such or transfer. If the Guarantor is the surviving corporation in such a referred to in (i) above shall not be required but the letter officer of the Guarantor shall be filed as indicated in (ii) above.

                 Section 3.3. FINANCIAL STATEMENTS. The Guarantor agrees to furnish the Trustee either a copy of its annual audit made by its regular independent certified public accountant (or firm thereof) promptly upon its completion or a copy of the Guarantor's annual report to its stockholders which contains financial statements of substantially similar detail and similarly prepared and certified. The Guarantor also agrees to furnish the Trustee a copy of each of the financial statements and reports which it customarily furnishes to its stockholders at the same time as they are furnished to said stockholders.


                                  ARTICLE IV.

           NOTICE AND SERVICE OF PROCESS, PLEADINGS AND OTHER PAPERS

                 Section 4.1. AGENT FOR SERVICE. The Guarantor designates and appoints, without power of revocation, (i) any corporate officer of the Guarantor, and (ii) the Secretary of State of the State of Florida, as the respective agents of the Guarantor upon whom may be served all process, pleadings, notices or other papers which may or must be served upon the Guarantor as a result of any of its obligations under this Guaranty.

                 Section 4.2.  CONSENT TO JURISDICTION.     The Guarantor
further agrees, without power of revocation:

                 (a) that any civil suit or action brought against it as a result of any of its obligations under this Guaranty may be commenced against it in any court of competent jurisdiction, Federal or State, by service of process upon any of the above designated agents with a copy thereof forwarded as provided in Section 4.3 hereof;

                 (b) that service of process, pleadings, notices and other papers upon any of said agents, as aforesaid, shall be taken and held in all courts to be as valid and binding upon the Guarantor as if due personal service thereof had been made upon it;

                 (c) that service upon any of said agents may be effected by delivering copies of said process, pleadings, notices or other papers to any of said agents, reciting that a copy of said process, pleadings, notices or other papers was forwarded to the Guarantor as provided in Section 4.3 hereof; and

                 (d) that in any civil suit or action brought (after notice as provided herein) against it as a result of any of its obligations under this Guaranty, it will not assert as a defense, counterclaim or set-off (i) any default by the County or the Trustee, or (ii) any cause of action, claim, or counterclaim which it may have against the County or the Trustee. Failure to assert such matter shall not be deemed to be a waiver by the Guarantor but the same may be asserted in a separate action.

                 Section 4.3. NOTICES. Any process, pleadings, notices or other payers served upon any of the foregoing agents shall, at the same time, be sent by registered or certified mail to the Guarantor at the address specified in Section 6.6 hereof, or to such other address as may be furnished by the Guarantor to the Trustee in writing.


                                   ARTICLE V.

                         EVENTS OF DEFAULT AND REMEDIES

                 Section 5.1. EVENTS OF DEFAULT. If any of the following events occurs and is continuing, it is hereby defined and declared to be and constitute an "event of default":

                 (a) failure by the Guarantor to make any payment required to be made under Section hereof as and when the same shall become due and payable;

                 (b) failure by the Guarantor to observe and perform any condition or agreement of this Guaranty on its part to be observed or performed, other than as referred to in subsection (a) of this Section, for a period of thirty (30) days after written notice, specifying such failure and requesting that it be remedied, given to the Guarantor by the County or the Trustee, unless the Trustee shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, the Trustee will not unreasonably withhold its consent to an extension of such time if it is possible to correct such failure and corrective action is instituted by the Guarantor within the applicable period and diligently pursued until the default is corrected;

                 (c) a receiver, liquidator or trustee (or other similar official) of the Guarantor or any property of the Guarantor is appointed by a court order and such order remains in effect for more than ninety (90) days or the Guarantor is adjudicated bankrupt or insolvent; or a petition is filed against the

         Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and is not dismissed within ninety (90) days after such filing;

                 (d) the Guarantor (i) files a voluntary petition in bankruptcy or seeks relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any such petition against it under such law, or (ii) makes an assignment for the benefit of its creditors, or consents to the appointment of a receiver, trustee or liquidator (or other similar official), for it or of all or any substantial part of its property; or

    (e)  an "event of default" occurs and is continuing under the Indenture.

                 Section 5.2. REMEDIES. Whenever any event of default referred to in Section 5.1 hereof shall have occurred and is continuing, the Trustee may and, if requested so to do in writing by the holders of twenty-five percent (25%) in aggregate principal amount of the Bonds then outstanding, and if furnished indemnification as hereinafter provided, the Trustee shall be obligated to proceed hereunder, and the Trustee shall have the right to proceed first and directly against the Guarantor under this Guaranty without proceeding against or exhausting any other remedies which it may have and without resorting to any other security held by the Trustee. Before taking any action hereunder, the Trustee may require that satisfactory indemnity be furnished for the reimbursement of all expenses to which it may be put and to protect it against all liability except liability which is adjudicated to have resulted from its negligence or willful default, by reason of any action so taken.

                 The right to enforce this Guaranty is vested exclusively in the Trustee for the equal and pro rata benefit of all holders at any time of the Bonds and any interest coupon appertaining thereto, unless the Trustee refuses or neglects to act within a reasonable time after being requested in writing so to do by the holders of at least twenty- five percent (25%) in aggregate principal amount of the Bonds then outstanding and after being furnished satisfactory indemnity as aforesaid, in which event the holder of any of the Bonds or any interest coupon appertaining thereto may thereupon so act in the name and behalf of the Trustee or may so act in his own name in lieu of action by or in the name and behalf of the Trustee; provided, however, that no such holder shall be entitled to take any action to enforce this Guaranty if and to the extent that the taking of such action would under applicable law result in a surrender, impairment, waiver or loss of the rights under this Guaranty of any other holders of any of the Bonds or any interest coupon appertaining thereto.
Except to the extent allowed above, no holder of any of the Bonds or any interest coupon appertaining thereto shall have the right to enforce this Guaranty, and then only for the equal and pro rata benefit of the holders of all the Bonds and the interest coupons (if any) appertaining thereto.

                 Section 5.3. NO REMEDY EXCLUSIVE. No remedy herein conferred upon or reserved to the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Trustee to exercise any remedy reserved to it in this Guaranty, it shall not be necessary to produce physically the Bonds in any proceedings instituted by the Trustee or to give any notice, other than such notice as may be herein expressly required. Nothing therein contained shall be deemed to preclude any action or proceeding taken by any holder of any Bonds or any interest coupons appertaining thereto against the Guarantor in the event of nonpayment of the principal of, the redemption premium (if any) or the interest on the Bonds of such holder, but any judgment or recovery so had by any holder of any Bonds shall be deemed to thereby reduce the amount of any recovery hereunder to which the Trustee may be entitled, and such holder shall thereupon, to the extent of such recovery, be excluded from participating in any amount so recovered by the Trustee.

                 Section 5.4. ATTORNEYS' FEES AND EXPENSES. The Guarantor agrees to pay all costs, reasonable expenses and fees, including all reasonable attorneys' fees, which may be incurred by the Trustee in enforcing or attempting to enforce this Guaranty following any event of default hereunder whether the same share shall be enforced by suit or otherwise.

                 Section 5.5. GUARANTY FOR BENEFIT OF TRUSTEE AND BONDHOLDERS. This Guaranty is entered into by the Guarantor for the benefit of the Trustee and the holders of the Bonds and any interest coupons appertaining thereto and any successor trustee or co-trustee and their respective successors and assigns under the Indenture, all of whom shall be entitled to enforce performance and observance of this Guaranty (subject to the provisions of Section 5.2 hereof) and of the guarantees and other provisions herein contained to the same extent as if they were parties signatory hereto.

                 Section 5.6. REMEDIES CUMULATIVE. The terms of this Guaranty may be enforced as to any one or more breaches, either separately or cumulatively.


                                  ARTICLE VI.

                     WAIVERS, AMENDMENTS AND MISCELLANEOUS

                 Section 6.1.  WAIVERS, AMENDMENTS AND MODIFICATIONS.     If
any provision contained in this Guaranty should be breached by the Guarantor and thereafter waived by the Trustee, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the Trustee. The Trustee shall not consent to any amendment or modification of this Guaranty, or waive any of the provisions hereof, unless such amendment, modification or waiver is in the opinion of the Trustee or Independent Counsel (as defined in the Agreement) purely a technical or formal change or is not material to this Guaranty without publication of notice and the written approval or consent of the holders of (i) not less than a majority in aggregate principal amount of the Bonds at the time outstanding given as herein provided with respect to an amendment, modification or waiver of any of the provisions of Article III hereof, or (ii) all of the Bonds at the time outstanding given as herein provided with respect to any other amendment, modification or waiver hereof. If at any time the Guarantor shall request the consent of the Trustee to any such proposed amendment or modification of this Guaranty or the waiver of any of the provisions hereof, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of such proposed amendment, modification or waiver to be published in a newspaper or financial journal of general circulation among dealers in municipal securities in The City of New York, New York, and mailed, first class mail, postage prepaid, to all registered owners of outstanding Bonds. Such notice shall briefly set forth the nature of such proposed amendment, modification or waiver and shall state that copies of the instrument embodying the same are on file at the principal office of the Trustee for inspection by all holders of the Bonds. If all of the Bonds are registered as to principal or both principal and interest, a copy of any proposed amendment, modification or waiver of this Guaranty shall be mailed, first class mail, postage prepaid, to all such registered owners and published notice of such amendment, modification or waiver need not be given. If, within sixty (60) days or such longer period as shall be prescribed by the Trustee following the publication or mailing of such notice, the holders of not less than the requisite percentage of outstanding Bonds as required in this Section
6.1 shall have consented to or approved the execution of such amendment, modification or waiver of this Guaranty as herein provided, no holder of any Bond or any interest coupon appertaining thereto shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Guarantor from executing the same or from taking any action pursuant to the provisions thereof.

                 Section 6.2. EFFECTIVE DATE. The obligations of the Guarantor hereunder shall arise absolutely and unconditionally when any Bonds shall have been initially issued, sold and delivered by the County as contemplated in the Indenture.

                 Section 6.3. GOVERNING LAW. This Guaranty and the rights and obligations of the parties hereto (including third-party beneficiaries) shall be governed, construed and interpreted according to the laws of the State of Florida.

                 Section 6.4. ENTIRE AGREEMENT; COUNTERPARTS. This Guaranty constitutes the entire agreement, and supersedes all prior agreements, both written and oral, between the parties with respect to the subject matter hereof and may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 Section 6.5. SEVERABILITY. If any provision of this Guaranty shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatever.

                 Section 6.6. NOTICES. Any notice or notices which may be or are required to be given to the Guarantor respecting any matter pertaining to this Guaranty shall be deemed to have been sufficiently given if in writing and forwarded in a sealed envelope by United States registered or certified mail, postage prepaid, and if given to the Guarantor, addressed to the Guarantor at General Mills, Inc., P.O. Box 1113, Minneapolis, Minnesota 55440,

Attention: General Counsel; or if given to the Trustee, addressed to the Trustee at The First National Bank of Columbus, 101 Thirteenth Street, P.O. Box 40, Columbus, Georgia 31902, Attention: Corporate Trust Department. Either party may, by notice given hereunder, designate any further or different address to which subsequent notices shall be sent.

                 Section 6.7. HEADINGS. The headings of the several Articles and Sections of this Guaranty are for convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

                 Section 6.8. SUCCESSOR. The Guaranty shall be binding upon the undersigned Guarantor and its successors and assigns and shall inure to the benefit of, and shall be enforceable by, the Trustee and its successors and assigns and the holders of the Bonds and any interest coupons appertaining thereto until payment in full of the Bonds as provided in Section 901 of the Indenture.

                 IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed in its name and behalf and its corporate seal to be affixed hereto and attested by its duly authorized officers as of the date first above written.


                                                  GENERAL MILLS, INC.

(CORPORATE SEAL)

Attest:
                                                  By:___________________________
                                                    Title:


____________________________
Title:


                (Acceptance by the Trustee follows on page 10.)

Accepted this 27th day of September, 1979, by THE FIRST NATIONAL BANK
OF COLUMBUS,
Columbus, Georgia, as Trustee.


By_________________________________________________
  Title:  Senior Vice President
  & Trust Officer


(CORPORATE SEAL)

Attest:


___________________________________________________
Title:

                               GUARANTY AGREEMENT


                 THIS GUARANTY AGREEMENT (the "Guaranty"), made and entered into as of October 1, 1979, by and between GENERAL MILLS, INC., a Delaware corporation (the "Guarantor"), and THE FIRST NATIONAL BANK OF COLUMBUS, as trustee, a banking association organized and existing under and by virtue of the laws of the United States of America, and having its principal office in the City of Columbus, Georgia, (herein together with any successor trustee or trustees at the time serving as such under the Trust Indenture described below called the "Trustee");


                                WITNESSETH THAT:


                 WHEREAS, The Industrial Development Board of the County of Knox, a public body corporate and politic created and existing under the laws of the State of Tennessee (the "Board"), intends to issue The Industrial Development Board of the County of Knox Industrial Development Revenue Bonds (General Mills, Inc. Project), Series 1979, in the aggregate principal amount of $4,200,000 (the "Bonds"); and

                 WHEREAS, the Bonds are to be issued under and pursuant to a Trust Indenture, dated as of even date herewith, by and between the Board and the Trustee (the "Indenture"), a true and correct copy of which has been delivered to the Guarantor, and the Bonds are more particularly described in Articles II and III of the Indenture; and

                 WHEREAS, the proceeds derived from the issuance of the Bonds are to be applied toward the acquisition, construction and installation of a certain industrial facility in the County of Knox, Tennessee (the "Project") for CPG Products Corp., a Delaware corporation and a wholly-owned subsidiary corporation of the Guarantor (the "Company"), for the use and benefit of the Company; and

                 WHEREAS, the Guarantor desires that the Board issue the Bonds and apply the proceeds derived therefrom as aforesaid and is willing to enter into this Guaranty in order to enhance the marketability of the Bonds and thereby achieve interest cost and other savings which will inure directly to the benefit of the Guarantor, and to induce the future purchasers and holders of any of the Bonds to buy or acquire the same;

                 NOW THEREFORE, in consideration of the premises, the Guarantor agrees with the Trustee, as follows:


                                 ARTICLE I.

                                  RECITALS

                 Section 1.1. REPRESENTATIONS AND WARRANTIES OF GUARANTOR. The Guarantor represents and warrants that:

                 (a) it is a corporation organized, existing and in good standing under the laws of the State of Delaware;

                 (b) it is not in default under any provision of the laws of said State or under its Certificate of Incorporation or By-Laws;

                 (c) it has the necessary corporate power under said laws and under its Certificate of Incorporation and By-Laws to make the agreements on its part herein contained;

                 (d) it has been authorized to enter into and to perform this Guaranty by all necessary and proper corporate action and neither the execution and delivery of this Guaranty, the consummation of the transactions contemplated hereby nor the fulfillment of or compliance with the terms or conditions of this Guaranty conflict with or result in a breach of any of the terms, conditions or provisions of any corporate restriction, Certificate of Incorporation or By-Law provision or any agreement or instrument to which it is a party or by which it is bound; and

                 (e) this Guaranty is made in furtherance of the purposes for which the Guarantor was incorporated and is necessary to promote and further the business of the Guarantor and the assumption by the Guarantor of its obligations hereunder will result in direct financial benefits to the Guarantor.


                                  ARTICLE II.

                                   GUARANTEES


                 Section 2.1. GUARANTEE OF BONDS. The Guarantor hereby absolutely and unconditionally guarantees to the Trustee for the benefit of the holders at any time and from time to time of the Bonds and any interest coupons appertaining thereto the full and payment in accordance with the provisions of the Indenture of: (a) the principal of any Bond when and as the same shall become due and payable, whether at the stated thereof, by mandatory redemption pursuant to the sinking fund provisions of the Indenture, by acceleration or call for redemption or otherwise, (b) the redemption premium (if any) on any Bond when and as the same shall become due and payable, and (c) the interest on any Bond when and as the same shall become due and payable. If the holder of any Bond shall fail to receive any such payment as and when said payment has become due and payable, the Guarantor shall immediately pay to the Trustee, in lawful money of the United States of America, an amount equal to the required payment. In the event of such a failure, this guarantee is a primary and original obligation of the Guarantor and is an absolute, unconditional, continuing and irrevocable guarantee of payment and not of collectivity or performance and is in no way conditioned or contingent upon any attempt to collect from the Board or to realize upon any of the Trust Estate (as defined in the Indenture). This guarantee shall remain in full force and effect without respect to future changes in conditions, including change in law, until the principal of, the redemption premium (if any) and the interest on the Bonds shall have been paid in full or shall be deemed to have been paid in full in accordance with the Indenture. Subject to the provisions of Section 5.2 hereof and unless all of the Bonds shall have become due at stated maturity or by acceleration or call for redemption prior to stated maturity, each and every default in payment of the principal of, the redemption premium (if any) or the interest on any Bond shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. The Guarantor hereby waives (i) notice of the acceptance hereof and of any action taken or omitted in reliance hereon, (ii) any presentment, demand, notice or protest of any kind, and (iii) any other act or thing or omission or delay to do any other act or thing which in any manner or to any extent that the risk of the Guarantor or which might operate as a discharge of the Guarantor.

                 Section 2.2. NATURE OF OBLIGATIONS. All obligations of the Guarantor under Guaranty shall be absolute, unconditional, continuing and irrevocable and shall be in full force and effect until the entire principal of, redemption premium (if any) and interest on the Bonds shall have been paid or shall be deemed to have been paid in accordance with the Indenture and, until such payment, or the occurrence of those upon which payment shall be deemed to have occurred, shall not be affected, modified, impaired or discharged upon the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of the Guarantor:

                 (a) the compromise, settlement, release or termination of any or all of the obligations, covenants or agreements of the Board under or contemplated by the Indenture;

                 (b) the failure to give notice to the Guarantor of the occurrence of an event of default under the terms and provisions of this Guaranty or the Indenture, except as may be otherwise specifically provided in this Guaranty;

                 (c) the assigning or mortgaging or the purported assigning or mortgaging of all or any part of the interest of the Board in the Project;

                 (d) the waiver of the payment, performance or observance by the Board of any of its obligations, covenants or agreements contained in or contemplated by the Indenture;

                 (e) the extension of the time for payment of any principal of or redemption premium (if any) or interest on any Bond or any part thereof owing or payable on such Bond or of the time for performance of any other obligation, covenant or agreement under, arising out of or contemplated by the Indenture or the further extension or the renewal thereof;

                 (f) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in or contemplated by the Indenture;

                 (g) the taking or the omission of any of the actions referred to in or contemplated by the Indenture;

                 (h) any failure, omission, delay or lack on the part of the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Trustee by this Guaranty or by the Indenture, or any other act or acts on the part of the Board, the Trustee or any of the holders at any time or from time to time of the Bonds and any interest coupons appertaining thereto;

                 (i) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment, or other similar proceedings affecting the Guarantor or the Board or any of the assets of either of them, or any allegation or contest of the validity of this Guaranty in any proceeding;

                 (j) to the extent permitted by law, any event or action that would in the absence of this clause, result in the release or discharge of the Guarantor by the operation of law from the performance or observance of any obligation, covenant or agreement contained in this Guaranty;

                 (k) any right of set-off, counterclaim, reduction, or diminution which the Guarantor might have against the Board or the Trustee;

                 (l) the failure of the Guarantor fully to perform any of its obligations set forth in Guaranty; or

                 (m) any other circumstances, occurrence or condition, whether similar or dissimilar to any of the foregoing, that might be raised in avoidance of, or in defense against an action to enforce, the obligations of the Guarantor under this Guaranty.

                 Provided, however, that neither the Guarantor nor the Company shall be deemed by the provisions of this Section to have waived any right to proceed independently only against the Board and/or the Trustee, as a result of any breach of contract, covenant, obligation or warranty made herein or in any other agreement relating to the Project.


                                  ARTICLE III.

                               SPECIAL COVENANTS

                 Section 3.1. MAINTENANCE OF CORPORATE EXISTENCE. The Guarantor agrees to maintain and preserve its corporate existence and organization, and it will not dissolve without first discharging its obligations under this Guaranty, except as permitted under Section 3.2 hereof.

                 Section 3.2.  MERGER, CONSOLIDATION OR SALE OF ASSETS.   The
Guarantor agrees that so long as any Bonds remain outstanding it will not merge or consolidate with any other corporation and will not transfer or convey all of its property, assets, licenses or any substantial portion thereof, provided that the Guarantor may consolidate with or merge into another domestic corporation (i.e., a corporation incorporated and existing under the laws of one of the states of the United States of America or the District of Columbia) or permit one or more other domestic corporations to consolidate with or merge into it, or transfer all or substantially all of its assets to another domestic corporation, but only on the condition that (i) the assignee corporation or the corporation resulting from or surviving such merger (if other than the Guarantor) or consolidation or the corporation to which such transfer is made shall expressly assume in writing and agree to pay and to perform all of the Guarantor's obligations under this Guaranty, and (ii) in connection with any such consolidation, merger or transfer there shall be filed with the Trustee, a letter from the chief financial officer of the Guarantor certifying that immediately after the consummation of such consolidation, merger or transfer the corporation resulting from or surviving such consolidation or merger or the corporation to which such transfer is made will have an aggregate stockholders' equity at least equal the aggregate stockholders' equity of the Guarantor immediately preceding such consolidation, merger or transfer. If the Guarantor is the surviving corporation in such a merger the express assumption referred to in (i) above shall not be required but the letter of the chief financial officer of the Guarantor shall be filed as indicated in (ii) above.

                 Section 3.3. FINANCIAL STATEMENTS. The Guarantor agrees to have an annual audit made by its regular independent certified public accountant (or firm thereof) and to furnish the Trustee either a copy of such audit promptly upon its completion or a copy of the Guarantor's annual report to its stockholders if such annual report shall contain financial statements of substantially similar detail and similarly prepared and certified. The Guarantor also agrees to the Trustee a copy of each of the financial statements and reports which it customarily furnishes to its stockholders at the same as they are furnished to said stockholders. The Guarantor also agrees to furnish to any holder of $1,000,000 or more in aggregate principal amount of the Bonds a copy of its annual audit or its annual report to its shareholders and copies of its Form 10-K and 10-Q to the Securities and Exchange Commission, upon the written request of any such bondholder.


                                  ARTICLE IV.

           NOTICE AND SERVICE OF PROCESS, PLEADINGS AND OTHER PAPERS

                 Section 4.1. AGENT FOR SERVICE. The Guarantor designates and appoints, without power of revocation, (i) any corporate officer of the Guarantor, (ii) any officer of the Company and (iii) the Secretary of State of the State of Tennessee, Nashville, Tennessee, as the respective agents of the Guarantor upon whom may be served all process, pleadings, notices or other papers which may or must be served upon the Guarantor as a result of any of its obligations under this Guaranty.

                 Section 4.2.  CONSENT TO JURISDICTION.    The Guarantor
further agrees, without power of revocation:

                 (a) that any civil suit or action brought against it as a result of any of its obligations under this Guaranty may be commenced against it in any court of competent jurisdiction, Federal or State, by service of process upon any of the above designated agents with a copy thereof forwarded as provided in Section 4.3 hereof;

                 (b) that service of process, pleadings, notices and other papers upon any of said agents, as aforesaid, shall be taken and held in all courts to be as valid and binding upon the Guarantor as if due personal service thereof had been made upon it;

                 (c) that service upon any of said agents may be effected by delivering copies of said process, pleadings, notices or, other papers to any of said agents, reciting that a copy of said process, pleadings, notices or other papers was forwarded to the Guarantor as provided in Section 4.3 hereof; and

                 (d) that in any civil suit or action brought (after notice as provided herein) against it as a result of any of its obligations under this Guaranty, it will not assert as a defense, counterclaim or set-off (i) any default by the Board or the Trustee, or (ii) any cause of action, claim or counterclaim which it may have against the Board or the Trustee. Failure to assert such matter shall not be deemed to be a waiver by the Guarantor but the same may be asserted in a separate action.

                 Section 4.3. NOTICES. Any process, pleadings, notices or other papers served upon any of the foregoing agents shall at the same time, be sent by registered or certified mail to the Guarantor at the address specified in Section 6.6 hereof, or to such other address as may be furnished by the Guarantor to the Trustee in writing.

                                   ARTICLE V.

                         EVENTS OF DEFAULT AND REMEDIES

                 Section 5.1. EVENTS OF DEFAULT. If any of the following events occurs and continuing, it is hereby defined and declared to be and constitute an "event of default":

                 (a) failure by the Guarantor to make any payment required to be made under Section 2.1 hereof as and when the same shall become due and payable;

                 (b) failure by the Guarantor to observe and perform any condition or agreement of this Guaranty on its part to be observed or performed, other than as referred to in subsection (a) of this Section, for a period of thirty (30) days after specifying such failure and requesting that it be remedied, given to the Guarantor by the Board or the Trustee, unless the Trustee shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, the Trustee will not unreasonably withhold its consent to an extension of such time if it is possible to correct such failure and corrective action is instituted by the Guarantor within the applicable period and diligently pursued until the default is corrected;

                 (c) a receiver, liquidator or trustee (or other similar official) of the Guarantor is appointed by a court order and such order remains in effect for more than ninety (90) days or the Guarantor is adjudicated bankrupt or insolvent; or a petition is filed against the Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and is not dismissed within ninety (90) days after such filing;

                 (d) the Guarantor (i) files a voluntary petition in bankruptcy or seeks relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any such petition against it under such law, or (ii) makes an assignment for the benefit of its creditors, or consents to the appointment of a receiver, trustee or liquidator (or other similar official), for it or of all or any part of its property; or

                  (e) an "event of default" occurs and is continuing under the Indenture.

                 Section 5.2. REMEDIES. Whenever any event of default referred to in Section 5.1 hereof shall have occurred and is continuing, the Trustee may and, if requested so to do in writing by the holders of twenty-five percent (25%) in aggregate principal amount of the Bonds then outstanding, and if furnished indemnification as hereinafter provided, the Trustee shall be obligated to proceed hereunder, and the Trustee shall have the right to proceed first and directly against the Guarantor under this Guaranty without proceeding against or exhausting any other remedies which it may have and without resorting to any other security held by the Trustee. Before taking any action hereunder, the Trustee may require that satisfactory indemnity be furnished for the reimbursement of all expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from its negligence or willful default, by reason of any action so taken.

                 The right to enforce this Guaranty is vested exclusively in the Trustee for the equal and pro rata benefit of all holders at any time the Bonds and any interest coupon appertaining thereto, unless the Trustee refuses or neglects to act within a reasonable time after being requested in writing so to do by the holders of at least twenty-five percent (25%) and after being furnished in aggregate principal amount of the Bonds then outstanding satisfactory indemnity as aforesaid, in which event the holder of any of the furnished satisfactory indemnity as aforesaid, in which event the holder of any of the Bonds or any interest coupon appertaining thereto may thereupon so act in the name and behalf of the Trustee or may so act in his own name in lieu of action by or in the name and behalf of the Trustee; provided, however, that no such holder shall be entitled to take any action to enforce this Guaranty if and to the extent that the taking of such action would under applicable law result in a surrender, impairment, waiver or loss of the rights under this Guaranty of any other holders of any of the Bonds or any interest coupon appertaining thereto. Except to the extent allowed above, no holder of any of the Bonds or any interest coupon appertaining thereto shall have the right to enforce this Guaranty, and then only for the equal and pro rata benefit of the holders of all the Bonds and the interest coupons (if any) appertaining thereto.

                 Section 5.3. NO REMEDY EXCLUSIVE. No remedy herein conferred upon or reserved to the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Trustee to exercise any remedy reserved to it in this Guaranty, it shall not be necessary to physically produce the Bonds in any proceedings instituted by the Trustee or to give any notice, other than such notice as may be herein expressly required. Nothing herein contained shall be deemed to preclude any action or proceeding taken by any holder of any Bonds or any interest coupons appertaining thereto against the Guarantor in the event of non-payment of the principal of, the redemption premium (if any) or the interest on the Bonds of such holder, but any judgment or recovery so had by any holder of any Bonds shall be deemed to thereby reduce the amount of any recovery hereunder to which the Trustee may be entitled, and such holder shall thereupon, to the extent of such recovery, be excluded from participating in any amount so recovered by the Trustee.

                 Section 5.4. ATTORNEYS' FEES AND EXPENSES. The Guarantor agrees to pay all costs, reasonable expenses and fees, including all reasonable attorneys' fees, which may be incurred by the Trustee in enforcing or attempting to enforce this Guaranty following any event of default hereunder whether the same shall be enforced by suit or otherwise.

                 Section 5.5. GUARANTY FOR BENEFIT OF TRUSTEE AND BONDHOLDERS. This Guaranty is entered into by the Guarantor for the benefit of the Trustee and the holders of the Bonds and any interest coupons appertaining thereto and any successor trustee or co-trustee and their respective successors and assigns under the Indenture, all of whom shall be entitled to enforce performance and observance of this Guaranty (subject to the provisions of Section 5.2 hereof) and of the guarantees and other provisions herein contained to the same extent as if they were parties signatory hereto.

                 Section 5.6. REMEDIES CUMULATIVE. The terms of this Guaranty may be enforced as to any one or more breaches, either separately or cumulatively.


                                  ARTICLE VI.

                     WAIVERS, AMENDMENTS AND MISCELLANEOUS

                 Section 6.1.  WAIVERS, AMENDMENTS AND MODIFICATIONS.      If
any provision contained in this Guaranty should be breached by the Guarantor and thereafter waived by the Trustee, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the Trustee. The Trustee shall not consent to any amendment or modification of this Guaranty or waive any of the provisions hereof, unless such amendment, modification or waiver is, in the opinion of the Trustee or Independent Counsel (as defined in the Indenture), a mere technical or formal amendment, modification or waiver, or not material to this Guaranty, without publication of notice and the written approval or consent of the holders of (i) not less than a majority in aggregate principal amount of the Bonds at the time outstanding given as herein provided with respect to an amendment, modification or waiver of any of the provisions
Article III hereof, or (ii) all of the Bonds at the time outstanding given as herein provided with respect to any other amendment, modification or waiver hereof. If at any time the Guarantor shall request the consent of the Trustee to any such proposed amendment or modification of this Guaranty or the waiver of any of the provisions hereof, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of such proposed amendment, modification or waiver to be published in a newspaper or financial journal of general circulation among dealers in municipal securities in the City of

New York, New York, and mailed, first class mail, postage prepaid, to all registered owners of outstanding Bonds. Such notice shall briefly set forth the nature of such proposed amendment, modification or waiver and shall state that copies of the instrument embodying the same are on file at the principal office of the Trustee for inspection by all holders of the Bonds. If all of the Bonds are registered as to principal or both principal and interest, a copy of any proposed amendment, modification or waiver of this Guaranty shall be mailed, first class mail, postage prepaid, to all such registered owners and published notice of such amendment, modification or waiver need not be given. If, within sixty (60) days or such longer period as shall be prescribed by the Trustee following the publication or mailing of such notice, the holders of no less than the requisite percentage of outstanding Bonds as required in thus
Section 6.1 shall have consented to or approved the execution of such amendment, modification or waiver of this Guaranty as herein provided no holder of any Bond or any interest Coupon appertaining thereto shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Guarantor from executing the same or from taking any action pursuant to the provisions thereof.

                 Section 6.2. EFFECTIVE DATE. The obligations of the Guarantor hereunder shall arise absolutely and unconditionally when any Bonds shall have been initially issued, sold and delivered by the Board as contemplated in the Indenture.

                 Section 6.3. GOVERNING LAW. This Guaranty and the rights and obligations of the parties hereto (including third-party beneficiaries) shall be governed, construed and interpreted according to the laws of the State of Tennessee.

                 Section 6.4. ENTIRE AGREEMENT; COUNTERPARTS. This Guaranty constitutes the entire agreement, and supersedes all prior agreements, both written and oral, between the parties with respect to the subject matter hereof and may be executed simultaneously counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                 Section 6.5. SEVERABILITY. If any provision of this Guaranty shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases conflicts With any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in case or circumstance, or of rendering any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatever.

                 Section 6.6. NOTICES. Any notice or notices which may be or are required to the Guarantor respecting any matter pertaining to this Guaranty shall be give to have been sufficiently given if in writing and forwarded in a sealed envelope by United States registered or certified mail, postage prepaid, and if given to the Guarantor, addressed to the Guarantor at P.O. Box 1113, Minneapolis, Minnesota 55440, Attention: General Counsel or if given to the Trustee, addressed to the Trustee at P.O. Box 40, Columbus Georgia 31902,
Attention: Corporate Trust Department. Either party may, by notice given hereunder. Either party may, by notice given hereunder, designate any further or different address to which subsequent notices shall be sent.

                 Section 6.6. HEADINGS. The headings of the several Articles and Sections of this Guaranty are for convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

                 Section 6.7. SUCCESSORS. This Guaranty shall be binding upon the undersigned Guarantor and its successors and assigns and shall inure to the benefit of, and shall be enforceable by, the Trustee and its successors and assigns and the holders of the Bonds and any interest coupons appertaining thereto until payment in full of the Bonds as provided in Section 801 of the Indenture.

                 IN WITNESS WHEREOF, the Guarantor, pursuant to proper resolution duly passed, has caused this Guaranty to be executed in its name and behalf and its corporate seal to be affixed hereto and attested by its duly authorized officers as of the date first above written.


                                        GENERAL MILLS, INC.


(CORPORATE SEAL)
                                        By:_____________________________________
Attest:                                    Vice President & Treasurer


___________________________________________
Secretary


                (Acceptance by the Trustee follows on page 10.)

Accepted this ___ day of
October, 1979, by FIRST NATIONAL BANK OF COLUMBUS, Columbus, Georgia, as
Trustee


By:_________________________________________________________________
   Senior Vice President & Trust Officer


(CORPORATE SEAL)

Attest:


____________________________________________________________
Vice President & Trust Officer

                                    SPECIMEN


                               CPG PRODUCTS CORP.

                                PROMISSORY NOTE


$4,200,000                                                       October 1, 1979


                 FOR VALUE RECEIVED, CPG Products Corp. (the "Company"), a Delaware corporation, hereby promises to pay to the order of The Industrial Development Board of the County of Knox (the "Board"), the principal sum of $4,200,000 on or prior to October 1, 2009, together with interest on the unpaid portion of such principal amount at the rate of 6.5% per annum, payable semiannually on or prior to each April 1 and October 1 until this Promissory Note shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture.

                 Payments of both principal and interest have been irrevocably assigned and pledged to The First National Bank of Columbus, Columbus, Georgia, as Trustee (the "Trustee"), acting pursuant to a Trust Indenture, dated as of October 1, 1979 (the "Indenture"), between the Board and the Trustee, and such payments will be made directly to the Trustee for the account of the Board pursuant to such assignment. Such assignment is made as security for the payment of $4,200,000 in aggregate principal amount of The Industrial Development Board of the County of Knox Industrial Development Revenue Bonds (General Mills, Inc. Project), Series 1979 (the "Bonds"), issued pursuant to the Indenture. All of the terms, conditions and provisions of the Indenture are, by this reference thereto, incorporated herein as a part of this Promissory Note.

                 Payments hereon are to be made in lawful money of the United States of America (except as otherwise permitted below) at the principal office of the Trustee in Columbus, Georgia. Payments shall be made on or before April 1, 1980, and on or before each April 1 and October 1 thereafter until the principal of, redemption premium (if any) and interest on the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, as follows: (i) if such date is April 1, a sum equal to the amount payable on such date as interest on the Bonds and (ii) if such date is October 1, a sum equal to the amount payable on such date as principal of and interest on the Bonds, as provided in the Indenture. In any event, each payment shall be sufficient to pay the total amount of interest or principal and interest payable on the Bonds on such semiannual interest payment date. If at any semiannual interest payment date the balance in the Bond Fund described in the Indenture is insufficient to make the required payments of principal, redemption premium (if any) and interest on the Bonds on such date, the Company shall forthwith pay any such deficiency.

                 This Promissory Note is issued in satisfaction of the Company's payment obligation contained in Section 4.2 of a Financing Agreement, dated as of October 1, 1979, between the Board and the Company (the "Agreement") and is entitled to the benefits and subject to the conditions thereof. This Promissory Note is subject to prepayment as specified in the Agreement, and all of the terms, conditions and provisions of the Agreement are, by this reference thereto, incorporated herein as a part of this Promissory Note.

                 Anything herein to the contrary notwithstanding, any amount at any time held by the Trustee in the Bond Fund referred to in the Indenture shall be credited against the next succeeding payment hereunder and shall reduce the payment to be made by the Company to the extent such amount is in excess of the amount required for payment of bonds theretofore matured or called for redemption and past due interest in all cases where such Bonds or coupons, if any, have not been presented for payment; and further, if the amount held by the Trustee in the Bond Fund should be sufficient to pay at the times the principal of, redemption premium (if any) and interest on the Bonds then remaining unpaid, the Company shall not be obligated to make any further payments hereunder.

                 The obligations of the Company to make the payments required to be made hereunder shall be absolute and unconditional and shall not be subject to diminution by set-off, counterclaim, abatement or otherwise. Until such time as the principal of and interest on the Bonds shall have been fully paid or provision for the payment thereof shall have been made as provided in the Indenture, the Company (i) will not suspend or discontinue any payments required to be made hereunder except to the extent the same have been prepaid and (ii) except as provided in Sections 7.1, 7.2 and 7.3 of the Agreement, will not terminate its obligations hereunder for any cause, including, without limiting the generality of the foregoing, any acts or circumstances that may constitute failure of consideration, sale, loss, destruction or condemnation of or damage to the Project, any change in the tax or other laws of the United States of America or of the State of Tennessee or any political subdivision of either, or any failure of the Board to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or in connection with the Agreement.

                 In case of an Event of Default, as defined in the Agreement, the principal of and interest on this Promissory Note may be declared immediately due and payable as provided in the Agreement.

                 IN WITNESS WHEREOF, the Company has caused this Promissory Note to be executed in its corporate name by its Vice President and attested by its Secretary and its corporate seal to be hereunto affixed, all as of the date first above written.

                                        CPG PRODUCTS CORP.


(SEAL)
                                        By:   /s/E.P. Preiss
                                            ---------------------------------
Attest:                                       Vice President


  /s/ B. L. Rosenberg
---------------------------------
  Assistant Secretary

                                TRUST INDENTURE


                 THIS TRUST INDENTURE (the "Indenture"), dated as of the 1st day of October, 1979, by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE COUNTY OF KNOX, a public nonprofit corporation and a public instrumentality of the County of Knox, Tennessee (the "Board"), and THE FIRST NATIONAL BANK OF COLUMBUS, a national banking association duly organized and existing under and by virtue of the laws of the United States of America, having power and authority to accept and execute trusts, and having its principal office in Columbus, Georgia, as Trustee (the "Trustee"),


                                  WITNESSETH:


                 WHEREAS, the Board was organized pursuant to the provisions of Chapter 28 of Title 6 of the Tennessee Code Annotated, as supplemented and amended (hereinafter sometimes referred to as the "Act"), for the purpose of promoting industry, trade and commerce in the State of Tennessee by inducing manufacturing and industrial enterprises to locate in said State and further the use of its agricultural products and natural resources; and

                 WHEREAS, the Board, by due corporate action, has authorized and agreed to assist in financing the acquisition, construction and installation of an industrial project consisting of land, buildings, machinery, equipment and related property (more fully defined hereinafter as the "Project") to be located in the County of Knox, Tennessee, pursuant to plans and specifications therefor which are hereinafter more fully referred to; and

                 WHEREAS, after careful study and investigation of the nature of the proposed Project, the Board has determined that, in assisting with the financing of the acquisition, construction and installation of the Project, it will be acting in furtherance of the public purposes intended to be served by the Act; and

                 WHEREAS, the Board has been advised by the Company that the amount necessary to finance the cost of the acquisition, construction and installation of the Project, including expenses incidental thereto, is $4,200,000 and, by proper corporate action, the Board has authorized the issuance and sale of $4,200,000 in aggregate principal amount of its Industrial Development Revenue Bonds (General Mills, Inc. Project), Series 1979 (the "Bonds"), the proceeds of which will be used to finance the cost of the acquisition, construction and installation of the Project; and

                 WHEREAS, the Board has entered into a Financing Agreement, dated as of October 1, 1979 (the "Agreement"), with the Company under the terms of which the Board has agreed to finance the cost of the Project through the issuance of the Bonds and, in consideration thereof, the Company has agreed to deliver to the Board its Promissory Note, dated October 1, 1979 (the "Note"), providing for payments sufficient to pay the principal of, redemption premium (if any) and interest on the Bonds as the same become due and payable; and

                 WHEREAS, the payments to be received by the Board under the provisions of the Note must be assigned and pledged to, the Trustee together with the Agreement and as security for the payment of the principal of, redemption premium (if any) and interest on the Bonds; and

                 WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, the valid, binding and legal obligations of the Board according to the import thereof, and to constitute this Indenture as a valid assignment and pledge of the payments herein pledged to the payment of the principal of, redemption premium (if any) and interest on all Bonds issued hereunder and a valid assignment and pledge of the rights of the Board under the Agreement and the Note herein assigned and pledged, have been done and performed, and the creation, execution and delivery of this Indenture, and the execution, issuance and delivery of the Bonds, subject to the terms hereof, have been duly authorized;

                 NOW, THEREFORE, KNOW ALL PERSONS BY THESE PRESENTS, THIS INDENTURE WITNESSETH:

                 That the Board, in consideration of the premises and the mutual covenants hereinafter contained and of the acceptance by the Trustee of the trusts hereby created, and for other good and valuable considerations the receipt of which is hereby acknowledged, in order to secure the payment of the principal of, redemption premium (if any) and interest on the Bonds according to their tenor and effect and to insure the performance and observance by the Board of all the covenants expressed or implied herein and in the Bonds, has given, granted, pledged and assigned and does by these presents give, grant, pledge and assign to the Trustee, and to its successors in the trusts hereby created, and to them and their assigns forever:

                                       I.

                 A security interest in all rights, title and interest of the Board in the Agreement (except for the indemnification rights provided in Section 5.2 thereof).


                                      II.

                 A security interest in all rights, title and interest of the Board in the Note, including, without limitation, all payments pursuant to the Note.


                                      III.

                 Any and all other property of every name and nature from time to time hereafter by delivery or by writing of any kind, given, granted, pledged and assigned as and for additional security hereunder, by the Board or by anyone in its behalf or with its written consent, to the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

                 TO HAVE AND TO HOLD all the same with all privileges and appurtenances hereby given, granted, pledged and assigned or agreed or intended so to be, to the Trustee and its successors in said trust and to them and their assigns forever;

                 IN TRUST, NEVERTHELESS, upon the terms and trusts herein set forth, for and proportionate benefit, security and protection of all holders or owners of the Bonds issued and secured hereunder and the interest coupons (if any) appertaining thereto without preference, priority or distinction as to lien or otherwise of any of the Bonds or coupons (if any) appertaining thereto over any of the others;

                 PROVIDED, HOWEVER, that if the Board, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of all of the Bonds and the interest due or to become due thereon together with any redemption premium required by redemption of any of the Bonds prior to maturity, at the times and in the manner mentioned in the Bonds and the interest coupons (if any) appertaining thereto, according to the true intent and meaning thereof, or shall provide as permitted hereby, for the payment thereof by depositing with the Trustee, in the form of cash funds or securities in which such funds are invested, the entire amount due or to become due thereon, and shall pay or cause to be paid to the Trustee all sums of money due or to become due to it in accordance with the terms and provisions hereof, then upon such final payments, this Indenture and the rights hereby granted shall cease, determine and be void, otherwise this Indenture shall be and remain in full force and effect.

                 THIS INDENTURE FURTHER WITNESSETH and it is expressly declared that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all property hereby given, granted, pledged or assigned is to be dealt with and disposed of under, upon and subject to the terms of this Indenture, and the Board hereby agrees and covenants with the Trustee and with the respective holders or owners, from time to time, of the Bonds and the interest coupons (if any) appertaining thereto, as follows:


                                   ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION

                 Section 101. DEFINITIONS. The terms defined in this Article I shall, for all purposes of this Indenture and all indentures supplemental hereto which may be entered into in accordance with the provisions hereof, have the meanings herein specified, except as otherwise expressly provided or unless the context otherwise requires:

                 "ACT" shall mean Chapter 28 of Title 6 of the Tennessee Code Annotated, as supplemented and amended.

                 "AGREEMENT" shall mean the Financing Agreement, of even date herewith, between the Board and the Company, including any supplements or amendments thereto.

                 "AUTHORIZED BOARD REPRESENTATIVE" shall mean the person or persons at the time designated to act on behalf of the Board by written certificate furnished to the Company and the Trustee containing the specimen signature of each such person and signed by the Chairman or Vice Chairman of the Board.

                 "AUTHORIZED COMPANY REPRESENTATIVE" shall mean the person or persons of the Company at the time designated to act on behalf of the Company by written certificate furnished to the Board and the Trustee containing the specimen signature of each such officer and signed on behalf of the Company by its President or a Vice President or the Secretary or Assistant Secretary of the Company.

                 "BOARD" shall mean The Industrial Development Board of the County of Knox, a public nonprofit corporation and a public instrumentality of the County, organized and existing under and pursuant to the Act, and its successors and assigns.

                 "BOND" or "BONDS" shall mean any or all of the $4,200,000 in aggregate principal amount of Industrial Development Revenue Bonds (General Mills, Inc. Project), Series 1979, issued by the Board hereunder.

 "BOND FUND" shall mean the Industrial Bond Fund created by Section 601 hereof.

                 The term "BONDHOLDER" or "HOLDER OF THE BONDS" shall mean the bearer of any coupon Bond not registered as to principal or registered to bearer and the registered owner of any coupon Bond registered as to principal only (except to bearer) or registered as to both principal and interest or any fully registered Bond.

                 "CODE" shall mean the Internal Revenue Code of 1954, as amended.

                 "COMPANY" shall mean CPG Products Corp., a Delaware corporation, its successors and assigns, and any surviving, resulting or transferee corporation as permitted under Section 5.3 of the Agreement.

                 "COUNSEL" shall mean an attorney duly admitted to practice law before the highest court of any state in the United States of America or the District of Columbia or a firm of such attorneys.

                 The term "COUPON" shall mean any of the coupons issued hereunder evidencing installments of interest on a coupon Bond.

                 "COUNTY" shall mean the County of Knox, Tennessee, a political subdivision of the State of Tennessee.

                 "EVENT OF DEFAULT" shall mean any of the events described in
Section 901 hereof, subject to the terms of Section 910 hereof.

                 "EXTRAORDINARY SERVICES" and "EXTRAORDINARY EXPENSES" shall mean all services rendered and all reasonable expenses (including Counsel fees) incurred by the Trustee under this Indenture other than Ordinary Services and Ordinary Expenses.

                 "FINANCING STATEMENT" shall mean the financing statement (including continuation statements) filed for record to perfect the security interest.

                 "GOVERNMENT OBLIGATIONS" shall mean (a) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged, or (b) obligations issued by any agency controlled or supervised by and acting as an instrumentality of the United States of America, the payment of the principal of and interest on which is fully and unconditionally guaranteed as a full faith and credit obligation of the United States of America (including any securities described in (a) or (b) issued or held in book-entry form on the books of the Department of Treasury of the United States of America).

                 "GUARANTOR" shall mean General Mills, Inc., a Delaware corporation and wholly-owning parent corporation of the Company, and its successors and assigns.

                 "GUARANTY AGREEMENT" shall mean the Guaranty Agreement between the Guarantor and the Trustee, dated as of even date herewith.

                 "INDENTURE" shall mean this Trust Indenture and any indentures supplemental hereto.

                 "NOTE" shall mean the Promissory Note, a form of which is attached as Exhibit "A" to the Agreement, executed and delivered by the Company to the Board pursuant to Section 4.2 of the Agreement.

                 "ORDINARY SERVICES" and "ORDINARY EXPENSES" shall mean those services normally rendered and those reasonable expenses (including Counsel fees) normally incurred by a trustee under instruments similar to this Indenture.

                 The terms "OUTSTANDING" or "BONDS OUTSTANDING" shall mean all Bonds which have been authenticated and delivered by the Trustee under this Indenture, except:

                 (a) Bonds cancelled because of payment at, or purchase or redemption prior to, maturity;

                 (b) Bonds for the payment or redemption of which cash funds or securities shall have been theretofore deposited with the Trustee (whether upon or prior to the maturity or redemption date of any such Bonds); provided that if such redemption shall have been given or arrangements satisfactory to the Trustee shall have been made therefor, or waiver of such notice satisfactory in form to the Trustee shall have been filed with the Trustee; and

                 (c) Bonds in lieu of which others have been authenticated under Section 204 hereof.

                 The term "PAYMENT IN FULL OF THE BONDS" shall specifically encompass the situations described in Sections 801 and 802 hereof.

                 The term "PERSON" shall mean natural persons, firms, associations, corporations and public bodies.

                 Terms which refer generally to the payment of or the obligation to pay "principal of and interest on the Bonds", shall also include the payment of or the obligation to pay any applicable redemption premium on any Bonds which are called for redemption prior to maturity. In this connection, the terms "principal of and interest on the Bonds" shall be read to include after the word "and" and before the word "interest" the words "redemption premium (if any) and."

                 "PRINCIPAL OFFICE OF THE TRUSTEE" shall mean the principal office of the Trustee located in Columbus, Georgia.

                 "PROJECT" shall mean the Project as defined in the Agreement, as it may at any time exist.

                 "PROJECT FUND" shall mean the Industrial Project Fund created by Section 501 hereof.

                 "SECURITY INTEREST" shall refer to the security interest created herein and shall have the meaning set forth in the Uniform Commercial Code of Tennessee, as now or hereafter amended.

                  "TRUST ESTATE" shall mean the property described in paragraphs I, II and III of granting clauses of this Indenture.

                 "TRUSTEE" shall mean The First National Bank of Columbus, Columbus, Georgia, national banking association, and any successor trustee hereunder.

                 Section 102. USE OF PHRASES. "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to this Indenture and not solely to the particular portion thereof in which any such word is used. The definitions set forth in Section 101 hereof include both singular and plural. Whenever used herein, any pronoun shall be deemed to include both singular and plural and to cover all genders. Any percentage of Bonds, specified herein for any purpose, is to be figured on the unpaid principal amount thereof then outstanding.


                                   ARTICLE II

                                   THE BONDS

                 Section 201. AUTHORIZED AMOUNT OF BONDS. No Bonds may be issued under the provisions of this Indenture except in accordance with this Article. The total principal amount of Bonds that may be issued hereunder is hereby expressly limited to $4,200,000, subject to the provisions of Section 206 hereof.

                 Section 202. ISSUANCE OF BONDS. The Bonds (i) shall be designated "The Industrial Development Board of the County of Knox Industrial Development Revenue Bonds (General Mills, Inc. Project), Series 1979," (ii) shall be dated October 1, 1979 (except for fully registered Bonds issued on or after April 1, 1980), (iii) shall bear interest from date at the rate of 6.5% per annum, first interest payable on April 1, 1980, and payable semiannually thereafter on April 1 and October 1 of each year until maturity and (iv) shall mature on October 1, 2009.

                 The Bonds are subject to the sinking fund provisions of
Section 305 hereof.

                 Coupon Bonds shall be issued in the denomination of $5,000 each and shall be registrable as to principal only or as to both principal and interest. Fully registered Bonds shall be issued in the denomination of $5,000 or any multiple thereof. Common Bonds shall be numbered consecutively from 1 upwards and fully registered Bonds shall be numbered consecutively from R-1 upwards in order of issuance according to the records of the Trustee.

                 Fully registered Bonds issued on or subsequent to April 1, 1980 shall be dated as of the date six (6) months preceding the interest payment date next following the date of authentication and delivery thereof by the Trustee, unless such date of authentication and delivery shall be an interest payment date, in which case they shall be dated as of such date of authentication and delivery; provided, however, that if, as shown by the records of the Trustee, interest on any Bonds surrendered for transfer or exchange shall be in default, the fully registered Bond issued in exchange for Bonds surrendered for transfer or exchange shall be dated as of the date to which interest has been paid in full on the Bond so surrendered. Coupon Bonds and fully registered Bonds shall bear interest from their date.

                 Except as hereinafter set forth, the principal of the Bonds and the interest on any coupon Bonds shall be payable to bearer upon presentation and surrender of such interest coupons as they respectively become due at the principal office of the Trustee. The interest on fully registered Bonds, except as hereinafter set forth (except payment of such interest which shall be made only upon surrender of such Bonds) by check or draft drawn upon the Trustee and mailed to the respective red owners of such Bonds at their addresses as they appear on the bond registration be kept by the Trustee. All such payments shall be made in lawful money of the United States of America.

                 Section 203. EXECUTION OF BONDS. The Bonds shall be executed on behalf of the Board by the facsimile signature of the Chairman of its Board of Directors and attested by the manual signature of its Secretary, and shall have impressed or printed thereon the corporate seal of the Board. The coupons attached to the coupon Bonds shall be executed by the facsimile signature of said Chairman, and such facsimiles shall have the same force and effect as if said Chairman and Secretary had manually signed each of the coupons. In case any officer of the Board whose signature or a facsimile of whose signature shall appear on any Bonds or any coupons appertaining thereto shall cease to be such officer before the delivery of such Bonds, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes the same as if such officer has remained in office until such delivery.

                 Section 204. AUTHENTICATION OF BONDS. Only such Bonds as shall have endorsed thereon a certificate of authentication substantially in the form hereinafter set forth duly executed by the Trustee shall be entitled to any right or benefit under this indenture. No Bond and no coupon appertaining to any Bond shall be valid or obligatory for any purpose unless and until such certificate of authentication shall have been duly executed by the Trustee and such executed certificate of the Trustee upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture. Said certificate of authentication on any Bond shall be deemed to have been executed by the Trustee if signed by an authorized officer of the Trustee, but it shall not be necessary that the same officer sign the certificate of authentication on all of the Bonds issued hereunder. Before authenticating or delivering any Bonds, the Trustee shall detach and cancel all matured coupons, if any, attached thereto, and such cancelled coupons shall be destroyed by the Trustee.

                 Section 205. FORM OF BONDS. The coupon Bonds, the coupons to be attached thereto, the fully registered Bond in the form in which it is to be initially delivered and the various certificates to be endorsed thereon shall be in substantially the form hereinafter set forth, with such insertions, omissions and other variations as may be necessary to conform to the provisions hereof:

                             (FORM OF COUPON BOND)


                            UNITED STATES OF AMERICA

                               STATE OF TENNESSEE

             THE INDUSTRIAL DEVELOPMENT BOARD OF THE COUNTY OF KNOX
                      INDUSTRIAL DEVELOPMENT REVENUE BOND
                   (GENERAL MILLS, INC. PROJECT), SERIES 1979


No.                                                                       $5,000

                 FOR VALUE RECEIVED, The Industrial Development Board of the County of Knox (the "Board"), a public nonprofit corporation and public instrumentality of the County of Knox, Tennessee, organized and existing under and pursuant to the laws of the State of Tennessee, hereby promises to pay to bearer, or if this bond be registered as herein provided then to the registered owner hereof, solely from the special fund hereinafter described and from no other source, on the 1st day of October, 2009, the principal sum of

                            FIVE THOUSAND DOLLARS

and to pay solely from said special fund, interest thereon from the date hereof at the rate of 6.5% per annum, payable semiannually on April 1 and October 1 in each year until payment of the principal amount hereof, upon presentation and surrender of the annexed interest coupons as they severally become due, or, if this bond be registered as to interest, to the registered owner hereof. Both the principal hereof and the interest hereon are payable in lawful money of the United States of America at the principal office in Columbus, Georgia, of The First National Bank of Columbus, as Trustee (the "Trustee") under the hereinafter mentioned Trust Indenture, or if a successor Trustee is hereafter appointed, then at the principal office of such successor.

                 This bond is one of a duly authorized series in the aggregate principal amount of $4,200,000 (the "bonds"), of like tenor except as to numbers and redemption provisions, issued under and secured by a Trust Indenture, dated as of October 1, 1979 (the 'Indenture"), by and between the Board and the Trustee, and a resolution of the Board adopted on ___________, 1979, for the purpose of financing the cost of the acquisition of certain land located in the County of Knox, Tennessee, and the construction and installation thereon of certain buildings, machinery, equipment and related property (the "Project").

                 This bond is issued and the Indenture was authorized, executed and delivered by the Board under and pursuant to the Constitution and laws of the State of Tennessee, including particularly the aforesaid resolution of the Board. Prior to the issuance hereof, the Board entered into a Financing Agreement, dated as of October 1, 1979 (the "Agreement"), with CPG Products Corp., a Delaware corporation qualified to do business in the State of Tennessee (the "Company"), and the Company executed and delivered to the Board a Promissory Note, dated October 1, 1979 (the "Note"), pursuant to the terms of which the Company must pay to the Board such amounts as will be fully sufficient to pay the principal of and the redemption premium (if any) and the interest on the bonds as the same become due.

                 The Company is a wholly-owned subsidiary of General Mills, Inc., a Delaware corporation (the "Guarantor"), and the Guarantor has entered into a Guaranty Agreement, dated as of October 1, 1979 (the "Guaranty"), with the Trustee, under the terms of which the Guarantor has unconditionally guaranteed the payment of the principal of, redemption premium (if any) and interest on the bonds.

                 This bond and the redemption premium (if any) and the interest hereon are limited obligations of the Board and are payable solely out of the payments to be received by the Board pursuant to the Agreement and the Note and out of any payments received by the Trustee pursuant to the Guaranty. THIS BOND AND THE REDEMPTION PREMIUM (IF ANY) AND THE INTEREST HEREON SHALL NEVER CONSTITUTE AN INDEBTEDNESS OF THE BOARD OR OF THE COUNTY OF KNOX OR OF THE STATE OF TENNESSEE WITHIN THE MEANING OF ANY STATE CONSTITUTIONAL PROVISION OR STATUTORY LIMITATION, AND SHALL NOT CONSTITUTE NOR GIVE RISE TO A PECUNIARY LIABILITY OF THE BOARD, OF THE COUNTY OF KNOX OR OF THE STATE OF TENNESSEE OR A CHARGE AGAINST THE GENERAL CREDIT OR TAXING POWERS OF SAID COUNTY OR STATE.
The Board is obligated to pay the bonds and the interest thereon only from "The Industrial Development Board of the County of Knox Industrial Bond Fund-General Mills, Inc. Project-Series 1979" created in the Indenture. No holder of this bond shall ever have the right to compel any exercise of the taxing power of the State of Tennessee or any political subdivision thereof, including the Board, to pay this bond, the redemption premium (if any) and the interest hereon or other costs incident thereto, nor to enforce payment thereof against any property of said State or any political subdivision thereof. No recourse shall be had under or upon any obligation, covenant, or agreement contained in the Indenture, or in this bond or any coupon appertaining hereto, or under any judgment obtained against the Board or by the enforcement of any assessment or by any legal or equitable proceeding by virtue of any constitution or statute or otherwise or under any circumstances, under or independent of the Indenture, against any incorporator, member, director or officer, as such, past, present or future, of the Board, either directly or through the Board or otherwise, for the payment for or to the Board or any receiver thereof, or for or to the holder of the bond or any coupon appertaining hereto, of any sum that may be due and unpaid by the Board upon this bond or any coupon appertaining hereto. Any and all personal liability of every nature, whether at common law or in equity, or by statute or by constitution or otherwise, of any such incorporator, member, director or officer, as such, to respond by reason of any act or omission on his part or otherwise for the payment for or to the Board or any receiver thereof, or for or to the holder of this bond or any coupon appertaining hereto, of any sum that may remain due and unpaid upon this bond or any coupon appertaining hereto, is hereby expressly waived and released by the holder hereof as a condition of and consideration for the issuance of this bond and the coupons appertaining hereto by the Board.

                 Reference to the Indenture is hereby made for a description of the aforesaid Bond Fund which is charged with, and pledged to, the payment of the principal of and the redemption premium (if any) and the interest on the bonds, the nature and extent of the security, a statement of the rights, duties and obligations of the Board, the Company and the Trustee, the rights of the holders of the bonds, and the terms, and conditions under which the Agreement, the Note and the Indenture may be modified by vote of the holders of two-thirds (2/3) of the principal amount of the bonds at any time outstanding, to all of the provisions of which the holder hereof, by the acceptance of this bond, assents.

                 This Bond may be registered as to the payment of principal only and also as to both principal and interest on the books of the Trustee, as Bond Registrar, in accordance with the provisions endorsed on the reverse side hereof, and in such event the principal or the principal and interest, as the case may be, shall be payable only at the principal office of the Trustee, as Bond Registrar.

                 The bonds are issuable as coupon bonds, registrable as to principal only and also as to both principal and interest, in the denomination of $5,000 each, and as fully registered bonds in the denomination of $5,000 or any multiple thereof. Coupon bonds, upon surrender thereof at the principal office of the Trustee with all unmatured coupons attached, may, at the option of the holder thereof, be exchanged for an equal aggregate principal amount of fully registered bonds of any authorized denomination or denominations, in the manner, subject to the conditions and upon the payment of the charges provided in the Indenture. In like manner, subject to such conditions and upon the payment of such charges, fully registered bonds, upon the surrender thereof at the principal office of the Trustee with a written instrument of transfer satisfactory to the Trustee duly executed by the registered owner or his duly authorized attorney, may, at the option of the registered owner thereof, be exchanged for an equal aggregate principal amount of coupon bonds with appropriate coupons attached, or for an equal aggregate principal amount of fully registered bonds of any authorized denomination or denominations.

                 This bond is issued with the intent that the laws of the State of Tennessee shall govern its construction.

                 The bonds may not be called for redemption prior to October 1, 1989, except (a) upon exercise by the Company of its option to prepay the Note in whole in the event of (i) condemnation, damage or destruction of all or substantially all of the Project to the extent provided in Section 7.1 of the Agreement, (ii) the Agreement or the Note becoming unenforceable because of constitutional change or judicial, legislative or administrative action, (iii) unreasonable burdens or excessive liabilities are imposed on the Company with respect to the operation of the Project, or (iv) a change in economic availability of raw materials, energy sources, operating supplies or facilities necessary for the operation of the Project or such technological or other changes which in the judgment of the Company render the operation of the Project uneconomical, or (b) upon the obligation of the Company to prepay the Note under the circumstances set forth in Sections 5.9 and 7.3 of the Agreement. If called for redemption as provided in (a) of the foregoing, the bonds may be redeemed in whole at any time at a redemption price equal to the principal amount of each bond to be redeemed plus accrued interest thereon to the date of redemption. If called for redemption as provided in (b) of the foregoing, the bonds must be redeemed in whole within the time provided in
Section 5.9 of the Agreement following the Determination of Taxability (as defined in Section 5.9 of the Agreement) at the foregoing redemption price, plus an additional amount equal to the interest paid (or accrued) on the bonds, with respect to each holder of a bond redeemed, during the period beginning on the date of the Event of Taxability (as defined in Section 5.9 of the Agreement) and ending on and including the date of redemption. If the outstanding bonds are called for redemption as provided in (b) of the foregoing, the Trustee, pursuant to Section 306 of the Indenture, will hold and disburse for the benefit of the Last Holder (as defined in Section 306 of the Indenture) of each bond outstanding at the time of the Event of Taxability which has matured or has been redeemed, transferred or will mature or will be redeemed, transferred or sold prior to the time of such redemption, an amount equal to the interest paid (or accrued) on such bond during the period beginning on the date of the Event of Taxability and ending upon and including the earlier of the date of the maturity, redemption, transfer or sale of such bond.

                 The bonds, if not redeemed before October 1, 1989 in connection with the options referred to in Section 7.1 of the Agreement or by mandatory redemption pursuant to the obligation referred to in Sections 5.9 and
7.3 of the Agreement, are also subject to redemption by the Board prior to maturity on any interest payment date on or after October 1, 1989, in whole or in part (less than all of the bonds to be selected by the Trustee in the manner provided in the Indenture), at the redemption prices (expressed as Percentages of the principal amount) set forth in the table below plus accrued interest thereon to the date of redemption:


Dates of Redemption                                    Redemption Prices

October 1, 1989 through September 30, 1990                  103%
October 1, 1990 through September 30, 1991                  102.70
October 1, 1991 through September 30, 1992                  102.40
October 1, 1992 through September 30, 1993                  102.10
October 1, 1993 through September 30, 1994                  101.80
October 1, 1994 through September 30, 1995                  101.50
October 1, 1995 through September 30, 1996                  101.20
October 1, 1996 through September 30, 1997                  100.90
October 1, 1997 through September 30, 1998                  100.60
October 1, 1998 through September 30, 1999                  100.30
October 1, 1999 and thereafter                              100

                 In addition, the bonds are subject to mandatory sinking fund redemption prior to maturity, in accordance with Section 305 of the Indenture, in part, at 100% of the principal amount thereof, plus accrued interest to the redemption date in the following principal amounts and on the dates set forth below (the October 1, 2009 amount to be paid rather than redeemed):

October 1 of the Year                      Principal Amount
---------------------                      ----------------

         2005                                 $840,000
         2006                                  840,000
         2007                                  840,000
         2008                                  840,000
         2009                                  840,000

                 When any coupon bonds (not registered as to principal otherwise than to bearer) are called for redemption as aforesaid, notice thereof identifying the coupon bonds to be redeemed shall be given by publication at least once in a newspaper or financial journal of general circulation among dealers in municipal securities in the City of New York, New York, which notice shall be published not less than thirty (30) days nor more than sixty (60) days prior to the redemption date, and in the case of the redemption of coupon bonds at the time registered as to principal (except bearer), in addition there shall be sent a copy of such redemption notice by first class mail at least thirty (30) days but no more than sixty (60) days prior to the redemption date to the registered owner of each coupon bond to be redeemed at the address shown on the registration books; provided, however, if notice of redemption shall have been published as required, failure to give such notice by mailing, or any defect therein, shall not affect the validity of any proceeding for the redemption of coupon bonds. If all of the coupon bonds to be redeemed are at that time registered as to principal (except to bearer), notice by first class mail to the owner or owners thereof not less than thirty
(30) days nor more than sixty (60) days prior to the redemption date shall be sufficient and published notice of the call for redemption need not be given. All coupon bonds called for redemption shall cease to bear interest on the specified redemption date provided sufficient moneys for their redemption share on deposit at the designated place of payment at that time, and such bonds shall no longer be secured by the lien of the Indenture and shall not be deemed to be outstanding under the provisions of the Indenture or have any other rights thereunder except the right to receive payment. All unmatured coupons appertaining thereto shall become void. If, because of the temporary or permanent suspension of the publication or general circulation of any newspaper or financial journal or for any other reason, it is impossible or impractical to publish such redemption notice as aforesaid, then such publication in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of notice.

                 The holder of this bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with the interest accrued thereon. Modifications or alterations of the Indenture, or of any supplements thereto, may be made only to the extent and in the circumstances permitted by the Indenture.

                 It is hereby certified and recited that all acts, conditions and things required by the Constitution and laws of the State of Tennessee to happen, exist and be performed precedent to and in the issuance of this bond, the execution of the Indenture and the adoption of the aforesaid resolution by the Board, have happened, exist and have been performed.

                 This bond shall not be entitled to any benefit under the Indenture nor shall it become valid or obligatory for any purpose until it shall have been authenticated by execution by the Trustee of the certificate hereon endorsed.

                 IN WITNESS WHEREOF, The Industrial Development Board of the County of Knox has caused this bond to be executed in its name by the facsimile signature of its Chairman and its corporate seal to be impressed hereon and attested by the manual signature of its Secretary, and has caused the interest coupons hereto attached to be executed by the facsimile signature of its Chairman all as of the 1st day of October, 1979.


                                              THE INDUSTRIAL DEVELOPMENT
                                              BOARD OF THE COUNTY OF KNOX


                                              By:           (Form)
                                                  -----------------------------
                                                            Chairman


(SEAL)

Attest:


      (Form)
---------------------------
Secretary

              (FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION)


                 This bond is one of the bonds described in the above-mentioned Trust Indenture.


                                              THE FIRST NATIONAL BANK OF
                                              COLUMBUS, as Trustee


                                              By:              (Form)
                                                  -----------------------------
                                                      Authorized Officer

                                (FORM OF COUPON)


No.                                                              $______________


                 On the 1st day of _______________, 199_, unless the
hereinafter mentioned bond have been duly called for previous redemption and payment of the redemption price made or provided for, The Industrial Development Board of the County of Knox, promises pay to bearer at the principal office of The First National Bank of Columbus, Columbus, Georgia, as Trustee, or at the principal office of any successor Trustee, the amount shown hereon in lawful money of the United States of America, solely from the special fund referred to in and for the interest thereon due on its Industrial Development Revenue Bond (General Mills, Inc. Project), Series 1979, dated October 1, 1979, and numbered _______________ .




                                                          (Facsimile)
                                                 ------------------------------
                                                            Chairman



The Industrial Development Board of the County of Knox

                               *   *   *   *   *

                          (PROVISION FOR REGISTRATION)

                 This bond may be registered in the name of the holder on books kept by the Trustee, as Bond Registrar, as to principal only, such registration being noted hereon by the Bond Registrar in the registration blank below, after which no transfer shall be valid unless made on said books at the request of the registered owner or attorney duly authorized and similarly noted in the registration blank below, but this bond may be discharged from registration by being so transferred to bearer, after which it shall be transferable by delivery, but it may be again registered as before. The registration of this bond as to principal shall not restrain the negotiability of the coupons by delivery merely, but the coupons may be surrendered and the interest made payable only to the registered owner of this bond, in which event the Bond Registrar shall note in the registration blank below that this bond is registered as to interest as well as to principal. At the request of the registered owner, this bond when converted into a bond registered as to both principal and interest may be reconverted into a coupon bond and such coupon bond ma%, again be converted into a bond registered as to both principal and interest as hereinabove provided. Upon reconversion of this bond, when registered as to principal and interest, into a coupon bond, coupons representing the interest to accrue hereon to date of maturity shall be reattached hereto by the Bond Registrar who shall note in the registration blank below whether the bond is registered as to principal only or payable to bearer.


            DATE OF                                 IN WHOSE NAME                               BOND
          REGISTRATION                                REGISTERED                              REGISTRAR

                            :                                          :
                            :                                          :

                            :                                          :

                            :                                          :



                           (END OF COUPON BOND FORM)

                        (FORM OF FULLY REGISTERED BOND)


                            UNITED STATES OF AMERICA

                               STATE OF TENNESSEE

             THE INDUSTRIAL DEVELOPMENT BOARD OF THE COUNTY OF KNOX
                      INDUSTRIAL DEVELOPMENT REVENUE BOND
                   (GENERAL MILLS, INC. PROJECT), SERIES 1979


No.  R-_________                                                  $_____________


                 FOR VALUE RECEIVED, The Industrial Development Board of the County of Knox (the "Board"), a public nonprofit corporation and a public instrumentality of the County of Knox, Tennessee, organized and existing under and pursuant to the laws of the State of Tennessee, hereby promises to pay to ________________________, or registered assigns, solely from the special fund hereinafter described and from no other source, on the 1st day of October, 2009, the principal sum of


                          ____________________ DOLLARS

and to pay solely from said special fund, interest thereon from the date hereof at the rate of 6.5%@ per annum, payable semiannually on April 1 and October 1 in each year until payment of the principal amount hereof. The principal of this bond is payable in lawful money of the United States of America at the principal office in Columbus, Georgia, of The First National Bank of Columbus, as Trustee (the "Trustee") under the hereinafter mentioned Trust Indenture, or if a successor Trustee is hereafter appointed, then at the principal office of such successor. The interest on this bond (except for final payment of such interest which shall be made only upon surrender of this bond) is payable by check or draft drawn upon the Trustee and mailed to the registered owner at his address as it appears on the bond registration books to be kept by the Trustee.

                 This bond is one of a duly authorized series in the aggregate principal amount of $4,200,000 (the "bonds") of like tenor, except as to numbers and redemption provisions, issued under and secured by a Trust Indenture, dated as of October 1, 1979 (the "Indenture"), by and between the Board and The First National Bank of Columbus, and a resolution of the Board adopted on __________, 1979, for the purpose of financing the cost of the acquisition of certain land located in the County of Knox, Tennessee, and the construction and installation thereon of certain buildings, machinery, equipment and related property (the "Project").

                 This bond is issued and the Indenture was authorized, executed and delivered by the Board under and pursuant to the Constitution and laws of the State of Tennessee, including particularly the aforesaid resolution of the Board. Prior to the issuance hereof, the Board entered into a Financing Agreement, dated as of October 1, 1979 (the "Agreement"), with CPG Products Corp., a Delaware corporation qualified to do business in the State of Tennessee (the "Company"), and the Company executed and delivered to a Promissory Note, dated October 1, 1979 (the "Note"), pursuant to the terms of which the Company must pay to the Board such amounts as will be fully sufficient to pay the principal of and the redemption premium (if any) and the interest on the bonds as the same become due.

                 The Company is a wholly-owned subsidiary of General Mills, Inc., a Delaware corporation (the "Guarantor"), and the Guarantor has entered into a Guaranty Agreement, dated as of October 1, 1979 (the "Guaranty"), with the Trustee, under the terms of which the Guarantor has unconditionally guaranteed the payment of the principal of, redemption premium (if any) and interest on the bonds.

                 This bond and the redemption premium (if any) and the interest hereon are limited obligations of the Board and are payable solely out of the payments to be received by the Board pursuant to the Agreement and the Note and out of any payments received by the Trustee pursuant to the Guaranty. THIS BOND AND THE REDEMPTION PREMIUM (IF ANY) AND THE INTEREST HEREON SHALL NEVER CONSTITUTE ANY OF KNOX OR OF THE STATE OF INDEBTEDNESS OF THE BOARD OR OF THE COUNTY OF TENNESSEE WITHIN THE MEANING OF ANY STATE CONSTITUTIONAL PROVISION OR STATUTORY LIMITATION, AND SHALL NOT CONSTITUTE NOR GIVE RISE TO A PECUNIARY LIABILITY OF THE BOARD OR OF THE COUNTY OF KNOX OR OF THE STATE OF TENNESSEE OR A CHARGE AGAINST THE GENERAL CREDIT OR TAXING POWERS OF SAID COUNTY OR STATE. The Board is obligated to pay the bonds and the interest thereon only from the "Industrial Development Board of the County of Knox Industrial Bond Fund - General Mills, Inc. Project - Series 1979" created in the Indenture. No holder of this bond shall ever have the right to compel any exercise of the taxing power of the State of Tennessee or any political subdivision thereof, including the Board, to pay this bond, the redemption premium (if any) and the interest hereon or other costs incident thereto, nor to enforce payment thereof against any property of said State or any political subdivision thereof. No recourse shall be had under or upon any obligation, covenant, or agreement contained in the Indenture, or in this bond, or under any judgment obtained against the Board or by the enforcement of any assessment or by any legal or equitable proceeding by virtue of any constitution or statute or otherwise or under any circumstances, under or independent of the Indenture, against any incorporator, member, director or officer, as such, past, present or future, of the Board, either directly or through the Board or otherwise, for the payment for or to the Board or any receiver thereof, or for or to the holder of this bond, of any sum may be due and unpaid by the Board upon this bond. Any and all personal liability of every nature, whether as common law or in equity, or by statute or by constitution or otherwise, of any such incorporator, member, director or officer, as such, to respond by reason of any act or omission on his part or otherwise for the payment for or to the Board or any receiver thereof, or for or to the holder of this bond, of any sum that may remain due and unpaid upon this bond, is hereby expressly waived and released as a condition of and consideration for the issuance of this bond by the Board.

                 Reference to the Indenture is hereby made for a description of the aforesaid Bond Fund which is charged with, and pledged to, the payment of the principal of and the redemption premium (if any) and the interest on the bonds, the nature and extent of the security, a statement of the rights, duties and obligations of the Board, the Company and the Trustee, the rights of the holders of the bonds, and the terms and conditions under which the Agreement, the Note and the Indenture may be modified by vote of the holders of two-thirds (2/3) of the principal amount of the bonds at any time outstanding, to all of the provisions of which the holder hereof, by the acceptance of this bond, assents.

                 This bond is transferable by the registered owner hereof in person or by his attorney duly authorized in writing at the principal office of the Trustee, but only in the manner, subject to the conditions and upon payment of the charges provided in the Indenture and upon surrender and cancellation of this bond. Upon such transfer, a new fully registered bond or fully registered bonds in the same aggregate principal amount of any authorized denomination or denominations shall be issued to the transferee or transferees in exchange therefor, and the Trustee shall verify the endorsements made as described in the preceding paragraph; no transferee shall be entitled to rely upon such endorsements as indicating the amount of this bond which has been redeemed, without the verification of the Trustee required herein.

                 The bonds are issuable as coupon bonds, registrable as to principal only and also as to both principal and interest, in the denomination of $5,000 each, and as fully registered bonds without coupons in the
denomination of $5,000 or any multiple thereof.   Coupon bonds, upon surrender
thereof at the principal office of the Trustee with all unmatured coupons attached, may, at the option of the holder thereof, be exchanged for an equal aggregate principal amount of fully registered bonds of any authorized denomination or denominations, in the manner, subject to the conditions and upon the payment of the charges provided in the Indenture. In like manner, subject to such conditions and upon the payment of such charges, fully registered bonds, upon the surrender thereof at the principal office of the Trustee with a written instrument of transfer satisfactory to the Trustee duly executed by the registered owner or his duly authorized attorney may, at the option of the registered owner thereof, be exchanged for an equal aggregate principal amount of coupon bonds with appropriate coupons attached, or for an equal aggregate principal amount of fully registered bonds of any authorized denomination or denominations.

                 This bond is issued with the intent that the laws of the State of Tennessee shall govern its construction.

                 The bonds may not be called for redemption prior to October 1, 1989, except (a) upon exercise by the Company of its option to prepay the Note in whole in the event of (i) condemnation, damage or destruction of all or substantially all of the Project to the extent provided in Section 7.1 of the Agreement, (ii) the Agreement or the Note becoming unenforceable because of constitutional change or judicial, legislative or administrative action, (iii) unreasonable burdens or excessive liabilities are imposed on the Company with respect to the operation of the Project, or (iv) a change in the economic availability of raw materials, energy sources, operating supplies or facilities necessary for the operation of the Project or such technological or other changes which in the judgment of the Company render the operation of the Project uneconomical, or (b) upon the obligation of the Company to prepay the Note under the circumstances set forth in Sections 5.9 and 7.3 of the Agreement. If called for redemption pursuant to the foregoing, the bonds may be redeemed in whole at any time at a redemption price equal to the principal amount of each bond to be redeemed plus accrued interest thereon to the date of redemption. If called for redemption as provided in (b) of the foregoing, the bonds must be redeemed in whole within the time provided in Section 5.9 of the Agreement following the Determination of Taxability (as defined in Section 5.9 of the Agreement) at the foregoing redemption price, plus an additional amount equal to the interest paid (or accrued) on the bonds, with respect to each holder of a bond, during the period beginning on the date of the Event of Taxability (as defined in Section 5.9 of the Agreement) and ending upon and including the date of such redemption. If the outstanding bonds are called for redemption as provided in (b) of the foregoing, the Trustee, pursuant to
Section 306 of the Indenture, will hold and disburse for the benefit of the Last Holder (as defined in Section 306 of the Indenture) of each bond outstanding at the time of the Event of Taxability which has been redeemed, transferred or sold or will mature or will be redeemed, matured, transferred or sold prior to the time of such redemption, an amount equal to the interest paid (or accrued) on such bond during the period beginning on the date of the Event of Taxability and ending upon and including the earlier of the date of the maturity, transfer or sale of such bond.

                 The bonds, if not redeemed before October 1, 1979 in connection with the options referred to in Section 7.1 of the Agreement or by mandatory redemption pursuant to the obligation referred to in Sections 5.9 and
7.3 of the Agreement, are subject to redemption by the Board prior to maturity on any interest payment date on or after October 1, 1989 in whole or in part (less than all of the bonds to be selected by the Trustee in the manner provided in the Indenture) at the redemption prices (expressed as percentages of principal amount) set forth in the table below plus accrued interest thereon to the date of redemption:


         Dates of Redemption                               Redemption Prices
         -------------------                               -----------------
October  1, 1989 through September 30, 1990                         103%
October  1, 1990 through September 30, 1991                         102.70
October  1, 1991 through September 30, 1992                         102.40
October  1, 1992 through September 30, 1993                         102.10
October  1, 1993 through September 30, 1994                         101.80
October  1, 1994 through September 30, 1995                         101.50
October  1, 1995 through September 30, 1996                         101.20
October  1, 1996 through September 30, 1997                         100.90
October  1, 1997 through September 30, 1998                         100.60
October  1, 1998 through September 30, 1999                         100.30
October  1, 1999 and thereafter                                     100


                 In addition, the bonds are subject to mandatory sinking fund redemption prior to maturity, in accordance with Section 305 of the Indenture, in part, at 100% of the principal amount thereof, plus accrued interest to the redemption date, in the following principal amounts and on the dates set forth below (the October 1, 2009 amount to be paid rather than redeemed):

                 October 1 of the Year             Principal Amount
                 ---------------------             ----------------

                          2005                        $840,000
                          2006                         840,000
                          2007                         840,000
                          2008                         840,000
                          2009                         840,000


                 Written notice of the redemption in whole or in part of this bond shall be given by first class mail, postage prepaid, mailed not less than thirty (30) days nor more than sixty (60) days prior to the redemption date to the registered owner hereof at the last address shown on the registration books kept by the Trustee; provided, however, if notice of redemption is required to be published pursuant to Section 304 of the Indenture and such published notice covers the redemption, in whole or in part, of this bond, and is published in accordance with such requirements, neither failure to give notice by mail, nor any defect in any notice so mailed shall affect the validity of the proceedings for redemption as it affects this bond.

                 Upon deposit with the Trustee of the moneys required to effect any redemption, the bonds or portion thereof thus called and provided for shall not bear interest after the redemption date and shall not be considered to be outstanding or to have any other rights under the Indenture other than the right to receive payment.

                 If less than the entire principal amount of this bond is to be redeemed upon the surrender hereof, (a) appropriate endorsements shall be made hereon by the Trustee to reflect such partial redemption, or (b) there shall be issued to the registered owner, without charge therefor, for the unredeemed balance hereof, at the option of the registered owner either coupon bonds or registered bonds without coupons in any of the authorized denominations as more fully set out in the Indenture.

                 The holder of this bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with the interest accrued thereon. Modifications or alterations of the Indenture, or of any supplements thereto, may be made only to the extent and in the circumstances permitted by the Indenture.

                 It is hereby certified and recited that all acts, conditions and things required by the Constitution and laws of the State of Tennessee to happen, exist and be performed precedent to and in the issuance of this bond, the execution of the Indenture and the adoption of the aforesaid resolution by the Board have happened, exist and have been performed.

                 This bond shall not be entitled to any benefit under the Indenture nor shall it become valid or obligatory for any purpose until it shall have been authenticated by execution by the Trustee of the certificate hereon endorsed.

                 IN WITNESS WHEREOF, The Industrial Development Board of the County of Knox has caused this bond to be executed in its name by the facsimile signature of its Chairman and its corporate seal to be impressed hereon and attested by the manual signature of its Secretary, all as of the 1st day of October, 1979.

                                              THE INDUSTRIAL DEVELOPMENT
                                              BOARD OF THE COUNTY OF KNOX


                                              By:            (Form)
                                                 -------------------------------
                                                 Chairman

(SEAL)

Attest:


            (Form)
----------------------------------
Secretary

                              (FORM OF ASSIGNMENT)

                               FOR VALUE RECEIVED


                 _______________________, the undersigned, hereby sells,
assigns and transfers unto ______________________________.


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


_____________________________________________

_____________________________________________

__________________________________________________________________

__________________________________________________________________

                               the within bond of


                            THE INDUSTRIAL BOARD OF
                               THE COUNTY OF KNOX

and does hereby irrevocably constitute and appoint ______________ Attorney to transfer the said bond on the books of the within named Board, with full power of substitution in the premises.



                                        _____________________________


Dated:

In the presence of:

______________________________

               (FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

                 This bond is one of the bonds described in the above-mentioned Trust Indenture.


                           THE FIRST NATIONAL BANK OF
                              COLUMBUS, as Trustee



                      By:             (Form)
                          -----------------------------------
                               Authorized Officer


             (FORM OF SCHEDULE OF PAYMENTS ON ACCOUNT OF PRINCIPAL)

                 Partial redemptions of the principal of this Bond have been made as follows:


      DATE             AMOUNT                     BALANCE OF                           AUTHORIZED
                      REDEEMED                 PRINCIPAL AMOUNT                         SIGNATURE
                                                    UNPAID
             :                    :                                     :
             :                    :                                     :

             :                    :                                     :

             :                    :                                     :
             :                    :                                     :


                     (END OF FORM OF FULLY REGISTERED BOND)

                 Section 206. MUTILATED, LOST, STOLEN OR DESTROYED BONDS OR COUPONS. If any Bond is mutilated, lost, stolen or destroyed, the Board may execute, and the Trustee shall thereupon authenticate and deliver, a new Bond of like tenor in lieu of and in substitution for the Bond mutilated, lost, stolen or destroyed, and any such new coupon Bond shall have attached thereto coupons corresponding in all respects to those (if any) on the coupon and mutilated, lost, stolen or destroyed; provided that, in the case of any mutilated and, such mutilated Bond together with all coupons (if any) attached thereto shall first be surrendered to the Board and the Trustee, and in the case of any lost, stolen or destroyed Bond, there shall be first furnished to the Board, the Company and the Trustee evidence satisfactory to each of them of the ownership of such Bond and of such loss, or destruction, together with indemnity satisfactory to each of them. In the event any coupon is mutilated, lost, stolen or destroyed, the Board may issue a duplicate coupon the same terms and conditions as those provided in the preceding sentence hereof respecting the replacement of mutilated, lost, stolen or destroyed Bonds. If any such Bond or coupon shall have matured, instead of issuing a new Bond or coupon the Trustee may pay the same. The Board and the Trustee may charge the holder or owner of such Bond or coupon with their reasonable fees and expenses in this connection.

                 Section 207. REGISTRATION OF BONDS; PERSONS TREATED AS OWNERS. Title to any coupon Bond (unless such Bond is registered in the manner hereinafter provided) and to any interest coupon shall pass by delivery in the same manner as a negotiable instrument payable to bearer. The Board shall cause books for the registration and for the transfer of the Bonds as provided in this Indenture to be kept by the Trustee which is hereby constituted and appointed the Bond Registrar of the Board. At the option of the bearer, any coupon Bond may be registered as to principal only or as to both principal and interest on such books upon presentation thereof to the Trustee which shall make notation of such registration thereon. Any coupon Bond registered as to principal alone or as to both principal and interest may thereafter be transferred only upon an assignment duly executed by the registered owner or his attorney in such form as shall be satisfactory to the Trustee, such transfer to be made on such books and endorsed on such Bond by the Trustee. Such transfer may be to bearer and thereby transferability by delivery shall be restored, subject, however, to successive registrations and transfers as before. The principal of any Bond registered as to principal alone, unless registered to bearer, shall be payable only to or upon the order of the registered owner or his legal representative, but the coupons appertaining to any coupon Bond registered as to principal alone shall remain payable to bearer notwithstanding such registration.

                 The principal of and interest on any Bond registered as to both principal and interest, unless registered to bearer, shall be payable only to or upon the order of the registered owner or his legal representative. Upon surrender for transfer of any fully registered Bond at the principal office of the Trustee, the Board shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new fully registered Bond or fully registered Bonds in the same aggregate principal amount and of any authorized denomination or denominations.

                 Fully registered Bonds may be exchanged at the principal office of the Trustee for an equal aggregate principal amount of coupon Bonds (or for an equal aggregate principal amount of fully registered Bonds of any authorized denomination of denominations), and coupon Bonds may be exchanged at the principal office of the Trustee for an equal aggregate principal amount of fully registered Bonds of any authorized denomination or denominations. All coupon Bonds surrendered for exchange and delivered in exchange shall have attached thereto all unmatured coupons appertaining thereto (together with any matured coupons in default appertaining thereto). The Board shall execute and the Trustee shall authenticate and deliver coupon Bonds which the bondholder making the exchange is entitled to receive, bearing numbers nor, contemporaneously then Outstanding. The execution by the Board of any fully registered Bond of any authorized denomination shall constitute full and due authorization of the issuance of such Bond, and the Trustee shall thereby be authorized to authenticate and deliver such fully registered Bond. The Trustee shall not be required to transfer or exchange any fully registered Bond or any coupon Bond registered as to principal alone or as to both principal and interest during the period of fifteen (15) days next preceding any interest payment date of such Bond nor to transfer or exchange any Bond after the publication of notice calling such Bond for redemption has been made, nor during the period of fifteen (15) days next preceding publication of a notice of redemption of any Bonds.

                 As to any Bond registered as to principal alone or as to both principal and interest or as to any fully registered Bond, the person in whose name the same shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of or on account of the principal of any such coupon Bond registered as to principal alone or as to both principal and interest or payment of either principal or interest on any fully registered Bond shall be made only to or upon the order of the registered owner thereof or his legal representative, but such registration may be changed as hereinabove provided. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid. The Board and the Trustee may deem and treat the bearer of any coupon Bond which shall not at the time be registered as to principal (except to bearer), and the bearer of any coupon appertaining to any Bond, whether such Bond be registered as to principal or not, as the absolute owner of such Bond or coupon, as the case may be, whether such Bond or coupon shall be overdue or not, for the purpose of receiving payment thereof and for all other purposes whatsoever, and neither the Board nor the Trustee shall be affected by any notice to the contrary.

                 The Board may charge the actual cost of printing such Bond, if any, for each new Bond issued upon any exchange or transfer. In each case the Trustee shall require the payment by the bondholder requesting exchange or transfer of any tax or other governmental charge required to be paid with respect to such exchange or transfer.

                 Section 208. CANCELLATION. All Bonds and coupons which have been surrendered for the purpose of payment (including Bonds which have been redeemed and unmatured coupons appertaining thereto) shall be cancelled and cremated or otherwise destroyed by the Trustee and shall not be reissued and a certificate of cremation or destruction evidencing such cremation or destruction shall be furnished by the Trustee to the Board and the Company.

                 Section 209. UNPAID COUPONS. All unpaid coupons which appertain to coupon Bonds called for redemption and which have become payable on or prior to the redemption date shall continue to be payable to the bearers severally and respectively upon the presentation and surrender of such coupons.

                 Section 210. DELIVERY OF BONDS. Upon the execution and delivery of this Indenture, the Board shall execute the Bonds and deliver them to the Trustee, and the Trustee shall authenticate the Bonds and deliver them to the initial purchasers thereof as shall be directed by the Board as hereinafter in this Section 210 provided.

                 Prior to the delivery by the Trustee of any of the Bonds, there shall be filed with the Trustee:

                 (a) A copy, duly certified by the Secretary of the Board of Directors of the Board, of the resolution adopted by the Board authorizing the issuance of the Bonds, the execution and delivery of this Indenture and the Agreement and the acceptance of the Note;

                 (b) An executed counterpart of this Indenture, the Agreement and the original executed Note;

                 (c)  An executed counterpart of the Guaranty Agreement;

                 (d) A copy of the Financing Statement filed or forwarded for filing to perfect the security interest created herein;

                 (e) An unqualified approving opinion of a firm of nationally recognized bond attorneys satisfactory to the Trustee with respect to the Bonds; and

                 (f) A request and authorization to the Trustee on behalf of the Board and signed by its Chairman and Secretary of its Board of Directors to authenticate and deliver the Bonds to the purchasers therein identified upon payment to the Trustee a specified sum plus accrued interest to the date of such delivery, and directing the Trustee to deposit the proceeds derived from the sale of the Bonds in accordance with the provisions of Section 502 hereof.

                                  ARTICLE III

                      REDEMPTION OF BONDS BEFORE MATURITY

                 Section 301. EXTRAORDINARY REDEMPTION OF BONDS. The Bonds may not be called for redemption prior to October 1, 1989, except in the event
(a) of exercise by the Company of its option to prepay the Note in whole as provided in Section 7.1 of the Agreement or (b) the Company is required to prepay the Note in whole as provided in Sections 5.9 and 7.3 of the Agreement. If called for redemption pursuant to (a) of the foregoing, the Bonds may be redeemed in whole at any time at a redemption price equal to the principal amount of each Bond to be redeemed plus accrued interests to the date of redemption. If called for redemption as provided in (b) of the foregoing, the Bonds must be redeemed in whole within the time provided in Section 5.9 of the Agreement following the Determination of Taxability (as defined in Section 5.9 of the Agreement) at the foregoing redemption price, plus an additional amount equal to the interest paid (or accrued) on the Bonds, with respect to each holder of a Bond, during the period beginning on the date of the Event of Taxability (as defined in Section 5.9 of the Agreement) and ending upon and including the date of such redemption. If the outstanding Bonds are called for redemption as provided in (b) of the foregoing, the Trustee, pursuant to
Section 306 hereof, will hold and disburse for the benefit of the Last Holder (as defined in Section 306 hereof) of each Bond outstanding at the time of the Event of Taxability which has matured or has been redeemed, transferred or sold or will mature or will be redeemed, transferred or sold prior to the time of such redemption, an amount equal to the interest paid (or accrued) on such Bond during the period beginning on the date of the Event of Taxability and ending upon and including the earlier of the date of the maturity, redemption, transfer or sale of such Bond.

                 Section 302. OPTIONAL REDEMPTION OF BONDS. The Bonds, if not redeemed before October 1, 1989, in connection with the exercise of the option referred to in Section 7.1 of the Agreement or by mandatory redemption pursuant to the obligation referred to in Sections 5.9 and 7.3 of the Agreement, are subject to redemption by the Board prior to maturity on any interest payment date on or after October 1, 1989, in whole or in part (less than all of the Bonds to be selected by the Trustee as provided in Section 303 hereof), at the redemption prices (expressed as percentages of principal amount) set forth in the table below plus accrued interest thereon to the date of redemption:

         Dates of Redemption                        Redemption Prices
         -------------------                        -----------------


October  1, 1989 through September 30, 1990                 103%
October  1, 1990 through September 30, 1991                 102.70
October  1, 1991 through September 30, 1992                 102.40
October  1, 1992 through September 30, 1993                 102.10
October  1, 1993 through September 30, 1994                 101.80
October  1, 1994 through September 30, 1995                 101.50
October  1, 1995 through September 30, 1996                 101.20
October  1, 1996 through September 30, 1997                 100.90
October  1, 1997 through September 30, 1998                 100.60
October  1, 1998 through September 30, 1999                 100.30
October  1, 1999 and thereafter                             100



                 In addition, the Bonds are subject to mandatory sinking fund redemption prior to maturity on the dates and in the amounts provided in
Section 305 hereof.

                 Section 303. PRO RATA REDEMPTION. With respect to any partial redemption of Bonds, the particular Bonds to be redeemed shall be selected by the Trustee in the following manner:

                 (a) If none of such Bonds at the time outstanding are registered Bonds without coupons, the particular Bonds to be redeemed shall be determined by lot or otherwise in such manner as the Trustee in its discretion shall determine to be fair.

                 (b) If any of such Bonds at the time outstanding are registered Bonds without coupons, the Trustee,

                          (1) shall first prorate the principal amount of the Bonds to be redeemed between (x) registered Bonds without coupons, and (y) coupon Bonds (whether or not registered), in proportion to the respective principal amounts thereof at the time outstanding;

                          (2) shall then determine by lot or otherwise in such manner as the Trustee in its discretion shall determine to be fair the Particular coupon Bonds (whether or not registered), which are to be redeemed and such Bonds shall be of the aggregate principal amount prorated to such Bonds pursuant to clause (y) of (b)(1) above;

                          (3) shall then prorate the aggregate principal amount of registered Bonds without coupons to be redeemed as determined pursuant to clause (x) of (b)(1) above, among all owners (for this purpose all registered Bonds without coupons registered in the name of the same owner shall be aggregated and treated as a single Bond held by such owner) of such registered Bonds without coupons, in proportion to the principal amount of such Bonds registered in the name of each such owner, according to such method as the Trustee shall deem proper in its discretion, and shall then designate the particular registered Bonds without coupons, or portions thereof to be redeemed;

         provided, however, that in any such pro rating the Trustee shall, according to such method as it shall deem proper in its discretion, make such adjustments by increasing or decreasing by not more than $5,000 the amount which would be allocable on the basis of exact proportion to coupon Bonds (whether or not registered) or to registered Bonds without coupons, or to any one or more owners of registered Bonds without coupons, as may be necessary to the end that the principal amount so pro rated shall be in each instance an integral multiple of $5,000. On each subsequent partial redemption of Bonds, the Trustee shall make such adjustments, to the extent practicable, as will equalize on a cumulative basis, the prorations as between coupon Bonds (whether or not registered) and registered Bonds without coupons, and among owners of registered Bonds without coupons.

                 Section 304. NOTICE OF REDEMPTION OF BONDS. If all of the Bonds to be redeemed (in whole or in part) are registered Bonds without coupons or coupon Bonds registered as to principal (other than to bearer), notice of the redemption shall be given by first class mail, postage prepaid, mailed not less than thirty (30) nor more than sixty (60) days prior to the redemption date to each registered owner of the Bonds or portions thereof to be redeemed at the last address shown on the registration books kept by the Trustee. In all other cases notice of the call for redemption identifying the Bonds, or portions thereof, to be redeemed shall be given by publication at least once in a newspaper or financial journal of general circulation among dealers in municipal securities in the City of New York, New York, which notice shall be published not less than thirty (30) nor more than sixty (60) days prior to the redemption date. If notice by publication shall be required, notice shall also be mailed as aforesaid to the registered owner of each Bond to be redeemed in whole or in part, but if notice is published as aforesaid, neither failure to give notice by mail nor defect in any notice so mailed shall affect the validity of the proceeding for redemption.

                 At least one (1) business day prior to the redemption date, sufficient moneys shall be deposited in the Bond Fund to pay the principal amount of the Bonds called for redemption and accrued interest thereon to the redemption date and the redemption premium, if any. Bonds or portions thereof thus called and provided for as hereinabove specified shall not bear interest after the redemption date and shall not be considered to be outstanding or to have any other rights under the Indenture other than the right to receive payment.

                 If, because of the temporary or permanent suspension of the publication or general circulation of any newspaper or financial journal or for any other reason, it is impossible or impractical to publish such notice of call for redemption in the manner hereinabove provided, then such publication in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of notice.

                 In the case of any partial redemption of registered Bonds without coupons pursuant to Section 303 hereof, upon notice of intention to effect any such partial redemption, the owner of any registered Bond without coupons subject to such a partial redemption shall forthwith surrender each Bond to the Trustee (1) for payment of the redemption price (including the redemption premium (if any) and interest to the date fixed for redemption) of the portion thereof called for redemption, and (2) (i) for appropriate endorsement thereon to reflect such redemption, or (ii) in exchange for the unredeemed balance, at the option of the registered owner, for either coupon Bonds or registered coupons in any authorized denominations in the aggregate principal amount of the unredeemed balance of the principal amount of such registered Bond without coupons. A new Bond or Bonds representing the unredeemed balance of the principal of such registered Bond without coupons shall be issued to the registered owner thereof without charge therefor.

                 Section 305. SINKING FUND. As and for the retirement of Bonds, the payments required to be made by the Company on the Note on or prior to October 1, 2005 and on or prior to each October 1 thereafter to and including October 1, 2009 (each such day is hereinafter referred to as a "sinking fund payment date"), shall include sufficient moneys to redeem (after credit as provided below) the following principal amounts of Bonds (the October 1, 2009 amount to be paid rather than redeemed):

         October 1 of the Year                              Principal Amount
         ---------------------                              ----------------

                 2005                                          $840,000
                 2006                                           840,000
                 2007                                           840,000
                 2008                                           840,000
                 2009                                           840,000


                 At its option, to be exercised (but only with the written consent of the Company) on or before the forty-fifth day next preceding any such sinking fund payment date, the Board may (a) deliver to the Trustee for cancellation Bonds in any aggregate principal amount desired with all unmatured coupons (if any) attached, or (b) receive a credit in respect of its sinking fund redemption obligation for any Bonds which prior to its said date have been redeemed (otherwise than through the operation of the sinking fund) to and cancelled by the Trustee and not theretofore applied as a credit against any sinking fund redemption obligation. Each Bond so delivered or previously redeemed shall be credited by the Trustee at 100% of the principal amount thereof on the obligation of the Board on such sinking fund redemption date, and any excess shall be credited on future until sinking fund obligations in chronological order and the principal amount of such Bonds to be redeemed by operation of the sinking fund shall be accordingly reduced.

                 The Board will on or before the forty-fifth day next preceding each sinking fund redemption date furnish the Trustee and the Company with its certificate indicating whether or not and to what extent the provisions of (a) and/or (b) of the preceding paragraph are to be availed with respect to such sinking fund payment and confirm that moneys equal to the balance of such sinking fund payment will be paid on or before the next succeeding sinking fund payment date.

                 The Trustee shall redeem in the manner provided in Section 304, such an aggregate principal amount of the Bonds at 100% of the principal amount thereof plus accrued interest to the redemption date as will exhaust as nearly as practicable such cash sinking fund payment. Such redemption shall be by lot in such manner as may be designated by the Trustee.

                 Section 306.  ADDITIONAL PAYMENTS UPON DETERMINATION OF
TAXABILITY.    If the outstanding Bonds are called for redemption pursuant to
Section 301 of this Indenture as a result of the Company being required to prepay the Note under the circumstances set forth in Sections 5.9 and 7.3 of the Agreement, the Trustee will hold, administer and disburse that part of the purchase price received by the Trustee from the Company relating to Bonds which were outstanding at the time of the Event of Taxability (as defined in Section 5.9 of the Agreement) but which matured or were redeemed, transferred or sold or will mature or will be redeemed, transferred or sold prior to the redemption date, for the benefit of the Last Holders (as hereinafter defined) of such Bonds. The Trustee shall pay to the Last Holder of each such Bond an amount equal to the interest paid (or accrued) on the Bonds during the period beginning on the date of the Event of Taxability (as defined in Section 5.9 of the Agreement) and ending on the earlier the date of the maturity, redemption, transfer or sale of such Bonds.
A "Last Holder" of a particular Bond is the person who was the registered owner of such Bond on the date maturity or the date of the redemption, transfer or sale thereof, as evidenced by the registration books kept by the Trustee, as Bond Registrar, or if such Bond was not so registered on the date of maturity or the date of the redemption, transfer or sale thereof, the Person (if any) whose name and address shall appear on the list provided for by Section 404 of this Indenture as the last known holder of such Bond on the date of maturity or the date of the redemption, transfer or sale thereof. If the Last Holder of any such Bond cannot be ascertained by the Trustee in the manner aforesaid, then the aggregate amount of money held for the benefit of such Last Holder shall belong to and be repaid to the Company by the Trustee as an overpayment of the prepayment price of the Note.


                                   ARTICLE IV

                               GENERAL COVENANTS

                 Section 401. PAYMENT OF PRINCIPAL AND INTEREST; LIMITED OBLIGATION. The Board covenants that it will promptly pay the principal (whether at the stated maturity of or by mandatory redemption as provided herein) of and interest on the Bonds at the place, on the dates and in the manner provided herein and in the Bonds and in the coupons (if, any) as pertaining thereto according to the true intent and meaning thereof. The Bonds are limited obligations of the Board payable solely out of the payments to be received by the Board pursuant to the Agreement and the Note, which payments are hereby specifically assigned and pledged to the payment thereof in the manner and to the extent herein specified, and nothing in the Bonds or coupons or in this Indenture should be considered to be an assignment or pledge of any other funds or assets of the Board other than the Trust Estate. Neither the State of Tennessee nor any political subdivision thereof, nor the Board, shall be obligated to pay the Bonds or the interest thereon or other costs incident thereto except from the payments pledged therefor, and the Bonds and the redemption premium (if any) and the interest thereon shall never constitute an indebtedness of the Board or of the County or of the State of Tennessee within the meaning of any State constitutional provision or statutory limitation and shall not constitute nor give rise to a pecuniary liability of the Board or of the County or of said State or a charge against the general credit or taxing powers of the County or said State. The principal of and interest on the Bonds are payable solely from the Bond Fund.

                 Section 402. PERFORMANCE OF COVENANTS; BOARD. The Board covenants that it will faithfully perform at all times any and all covenants, agreements, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond, and in all proceedings of the Board pertaining thereto. The Board covenants that it is duly authorized under the Constitution and laws of the State of Tennessee to issue the Bonds, to execute, deliver and perform this Indenture and to assign and pledge and to grant the security interest herein created in the Trust Estate in the manner and to the extent herein set forth; that all action on its part for the issuance of the Bonds and the execution and delivery of this Indenture has been duly and effectively taken.

                 Section 403. RECORDATION OF FINANCING STATEMENT; PRIORITY OF PLEDGE AND SECURITY INTEREST. The Board covenants that it will cause the Financing Statement to be recorded and filed in such manner and at such places as may be required by law in order to perfect the security interest created herein in the Trust Estate.

                 The pledge herein made of the payments to be received under the Note and the security interest created herein with respect thereto constitute a first and prior pledge thereof and a perfected security interest therein and shall not be impaired by the Board or the Trustee. Said payments shall not otherwise be pledged, and, except as provided herein, no persons shall have any rights with respect thereto.

                 Section 404. LIST OF BONDHOLDERS. To the extent that such information be known to the Trustee under the terms of this Section 404, it will keep on file at its principal office a list of names and addresses of the last known holders of all Bonds which are payable to bearer and believed to be held by each of such last known holders. Any bondholder may request that his name and address be placed on said list by filing a request with the Trustee, which request shall include a statement of the principal written amount of Bonds held by such holder and the numbers of such Bonds. The Trustee shall be under no responsibility with regard to the accuracy of said list. At reasonable times and under reasonable regulations established by the Trustee, said list may be inspected and copied by the Company or by holders (or a designated representative thereof) of twenty-five percent (25%) or more in principal amount of the Bonds, such ownership and the authority of any such designated representative to be evidenced to the satisfaction of the Trustee.

                 Section 405. RIGHTS UNDER AGREEMENT AND NOTE. The Agreement and Note set forth the obligations of the Board and the Company, including a provision that subsequent to the initial issuance of the Bonds and prior to Payment in Full of the Bonds, neither the Agreement nor the Note may be effectively amended, changed, modified, altered or terminated without the written consent of the Trustee, and reference is hereby made to the Agreement and the Note for detailed statements of the obligations of the Board and the Company thereunder. The Board agrees that the Trustee in its own name or in the name of the Board may enforce all rights of the Board and all obligations of the Company provided for in the Agreement (except certain indemnification rights provided in Section 5.2 thereof) and the Note for and on behalf of the bondholders, whether or not the Board is in default hereunder.

                 Section 406.  BOARD'S FLECTION TO ISSUE BONDS PURSUANT TO
SECTION 103(B)(6)(D) OF THE CODE. Prior to the issuance and delivery of the Bonds, the Board will have made all necessary filings to effect an election with respect to the Bonds under Section 103(b)(6)(D) of the Code.


                                   ARTICLE V

                  CUSTODY AND APPLICATION OF PROCEEDS OF BONDS

                 Section 501. CREATION OF THE PROJECT FUND. There is hereby created by the Board and ordered established with the Trustee a trust fund to be designated "The Industrial Development Board of the County of Knox Industrial Development Project Fund General Mills, Inc. Project Series 1979."

                 Section 502. DISPOSITION OF BOND PROCEEDS. Upon the issuance and delivery Bonds, the proceeds of the sale of such Bonds shall be deposited as follows: (a) an amount equal to the accrued interest on the Bonds shall be deposited in the Bond Fund and (b) the balance of said proceeds shall be deposited in the Project Fund.

                 Section 503. DISBURSEMENTS FROM PROJECT FUND. Moneys in the Project Fund shall be disbursed in accordance with the provisions of the Agreement. The Board agrees to take promptly all necessary and appropriate action in approving and ordering all such disbursements. The Trustee is hereby authorized and directed to issue its checks for each disbursement from the Project Fund requested in accordance with the provisions of the Agreement, and the Trustee shall be relieved of all liability with respect to making disbursements from the Project Fund in accordance with the provisions of the Agreement.

                 The Trustee shall maintain adequate records pertaining to the Project Fund and all disbursements therefrom, and after a certificate of payment of all costs of the Project has been filed as provided in Section 504 hereof, the Trustee shall file an accounting thereof with the Board and with the Company.

                 Section 504. PAYMENT OF COSTS. The payment of all costs and expenses permitted to be paid from the Project Fund in connection with the acquisition, construction and installation of the Project and the issuance of the Bonds shall be evidenced by the filing with the Trustee of the certificate of completion required by the provisions of the Agreement. As soon as practicable, any moneys remaining in the Project Fund shall, in accordance with the provisions of Section 3.3(e) of the Agreement, be paid by the Trustee into the Bond Fund with written advice to the Board and the Company of such action unless the Company shall have directed the Trustee to purchase Bonds for the purpose of cancellation in accordance with the provisions of the Agreement.


                                   ARTICLE VI

                               REVENUES AND FUNDS

                 Section 601. CREATION OF THE BOND FUND. There is hereby created by the Board and ordered established with the Trustee a trust fund to be designated "The Industrial Development Board of the County of Knox Industrial Bond Fund - General Mills, Inc. Project - Series 1979" which shall be used to pay the principal of and interest on the Bonds.

                 Section 602. PAYMENTS INTO THE BOND FUND. There shall be paid into the Bond Fund all accrued interest received upon the sale of the Bonds. In addition, there shall be paid into the Bond Fund, as and when received, (a) any moneys required to be paid therein from the Project Fund as provided in the Agreement, (b) all payments made under the Note and (c) all other moneys received by the Trustee under and pursuant to any of the provisions of the Agreement or the Note when accompanied by the directions that such moneys are to be paid into the Bond Fund. The Board covenants that so long as any of the Bonds are outstanding it will pay, or cause to be paid, into the Bond Fund sufficient moneys from the payments to be received pursuant to the Note to pay promptly the principal of and interest on the Bonds as the same become due and payable, and to this end, the Board covenants and agrees that if there occurs an Event of Default under the Agreement or the Note, the Board will fully cooperate with the Trustee and with the bondholders to the end of fully protecting the rights and security of the bondholders.


                 Section 603. USE OF MONEYS IN THE BOND FUND. Except as provided in Section 608 hereof, moneys in the Bond Fund shall be used solely for the payment of the principal of and interest on the Bonds, whether at stated maturity, at the date fixed in Section 305 hereof for mandatory sinking fund redemption prior to stated maturity, or upon maturity by declaration. At the direction of the Company, any moneys in the Bond Fund may be used to redeem or purchase a portion of the Bonds so long as the Company is in default with respect to any payments due under the Note and to the extent that such moneys are in excess of the amount required for the payment of Bonds theretofore matured or called for redemption and the payment of interest then due in all cases where Bonds or coupons have not been presented for payment.

                 Section 604. CUSTODY OF THE BOND FUND. The Bond Fund shall be held by the Trustee as a trust fund for the benefit of the bondholders. The Board hereby authorizes and directs the Trustee to withdraw, from time to time, sufficient moneys from the Bond Fund to pay the principal of and interest on the Bonds as the same become due and payable, which authorization and direction the Trustee hereby accepts.

                 Section 605. NON-PRESENTMENT OF BONDS OR COUPONS. If any Bond shall not be presented for payment when the principal thereof becomes due, either at stated maturity, at the date fixed for redemption prior to stated maturity, or upon maturity by declaration or if any coupon shall not be presented for payment at the due date thereof provided moneys sufficient to pay such Bond or coupon shall have been made available to the Trustee for the benefit of the holder thereof, all liability of the Board to the holder hereof for the payment of such Bond or coupon, as the case may be, shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such moneys, without liability for interest thereon, for the benefit of the holder of such Bond, or the holder of such coupon, as the case may be, who shall thereafter be restricted exclusively to such moneys, for any claim of whatever nature or his part under this Indenture or on, or with respect to, such Bond or coupon, subject to and requirements imposed by law as may be applicable to such Bond or coupon.

                 Section 606. TRUSTEE'S AND PAYING AGENTS' FEES, CHARGES AND EXPENSES. Pursuant to the terms of the Agreement, the Company has agreed to pay directly to the Trustee until Payment in Full of the Bonds shall have been made: (i) an amount equal to the annual fee of the Trustee for the Ordinary Services of the Trustee rendered and its Ordinary Expenses incurred under this Indenture, (ii) the reasonable fees and charges of the Trustee and any paying agents for acting as paying agents, and the reasonable fees of Trustee's Counsel, as and when the same become due, and
(iii) the reasonable fees and charges of the Trustee for Extraordinary Services rendered by it and Extraordinary, Expenses incurred by it under this Indenture, as and when the same become due. It is further understood and agreed that the initial or acceptance fees of the Trustee will be paid to the Trustee from the Project Fund as and when the same shall become due. The Company may contest in good faith the necessity for any such Extraordinary Services and Extraordinary Expenses and the reasonableness of any of the fees or charges referred to herein.

                 Section 607. MONEYS TO BE HELD IN TRUST. All moneys paid over to the Trustee for the account of the Bond Fund or the Project Fund under any provision of this Indenture shall be held in trust by the Trustee, and except for moneys held by the Trustee for the redemption of Bonds, notice of the redemption of which has been duly given, shall, while held by the Trustee, constitute part of the Trust Estate.

                 Section 608. REPAYMENT TO THE COMPANY FROM THE BOND FUND. Any moneys remaining in the Bond Fund after Payment in Full of the Bonds and payment of the fees.


                                  ARTICLE VIII

                               DISCHARGE OF LIEN

                 Section 801. DISCHARGE OF LIEN AND SECURITY INTEREST. Upon Payment in full of the Bonds, these presents and the Trust Estate and the security interest therein shall cease, determine and be void, and thereupon the Trustee shall cancel and deliver the Note to the Company, execute and deliver to the Board such instruments in writing as shall be required to cancel and discharge this Indenture and the security interest and assign and deliver to the Board so much of the Trust Estate as may be in its possession or subject to its control, except funds in the Project Fund or the Bond Fund required to be paid to the Company pursuant to Section 8.5 of the Agreement, cash or securities deposited with the Trustee pursuant to Section 802 hereof and cash held by the Trustee for the payment of the principal of and interest on the Bonds which have become due but have not yet been presented for payment.

                 If the Board shall pay or cause to be paid (i) the principal of and interest on all of the Bonds at the times and in the manner stipulated therein and herein and (ii) all Trustee's and paying agents' fees and expenses due or to become due in connection with the payment of such Bonds, or all provision for the payment of such Bonds shall have been made as provided in Section 802 hereof, then these presents and the Trust Estate and the security interest therein shall be considered to have been discharged and such Bonds shall cease to be entitled to the lien of this Indenture.

                 Section 802. PROVISION FOR PAYMENT OF BONDS. All of the Bonds shall be deemed to have been paid and shall cease to be deemed outstanding and entitled to the lien of this Indenture if (a) in case any of such Bonds are to be redeemed on any date prior to their maturity, the Board shall have given to the Trustee in form satisfactory to the Trustee irrevocable instructions to redeem such Bonds on such date and either evidence satisfactory to the Trustee that all redemption notices required by the Indenture have been given or irrevocable power authorizing the Trustee to give such redemption notices, (b) there shall have been irrevocably deposited with the Trustee either moneys in an amount which shall be sufficient, or Government Obligations, the principal of and interest on which when due will provide moneys in an amount which, together with the moneys, if any, deposited with or held by the Trustee at the same time and available for such purpose pursuant to this Indenture, shall be sufficient to pay the principal of and interest due and to become due on such Bonds on or prior to the redemption date or maturity date thereof, as the case may be, and (c) there shall have been paid to the Trustee all Trustee's and paying agents, fees and expenses due or to become due in connection with the payment or redemption of any such Bonds.

                 Section 803. NOTATION UPON PAYMENT OF BONDS. Upon the payment of any Bond, appropriate notation of such payment shall be made by the Trustee on the reverse side of the Note.

                                   ARTICLE IX

                        DEFAULT PROVISIONS AND REMEDIES
                           OF TRUSTEE AND BONDHOLDERS

                 Section 901. DEFAULTS; EVENTS OF DEFAULT. If any of the following events occurs, subject to the terms of Section 911 hereof, it is hereby defined as and declared to be and to constitute an Event of Default:

                 (a) default in the due and punctual payment of any interest on any Bond;

                 (b) default in the due and punctual payment of the principal of or redemption premium (if any) on any Bond, whether at the maturity date or redemption date prior to maturity (including mandatory sinking fund redemption pursuant to Section 305 hereof) or upon maturity thereof by declaration;

                 (c) default in the performance or observance of any other of the covenants, agreements or conditions on the part of the Board in this Indenture or in the Bonds contained;

                 (d) the occurrence of an "Event of Default" under the Agreement or the Note; or

                  (e) the occurrence of an "Event of Default" under the Guaranty Agreement.

                 Section 902. ACCELERATION. Upon the occurrence of an Event of Default, the Trustee may, and upon the request of the holders of not less than twenty-five percent (25%) in principal amount of the Bonds shall, by notice in writing delivered to the Issuer, declare the principal of all Bonds and the interest accrued thereon to the date of such declaration to be immediately due and payable, and the same shall thereupon become and be immediately due and payable. Upon any such declaration hereunder, the Board and the Trustee shall immediately declare all payments on the Note to be immediately due and payable.

                 Section 903. OTHER REMEDIES. Upon the occurrence of an Event of Default, the Trustee shall have the power to proceed with any right or remedy granted by the Constitution and laws of the State of Tennessee, as it may deem best, including any suit, action or special proceeding in equity or at law for the specific performance of any covenant or agreement contained herein or for the enforcement of any proper legal or equitable remedy as the Trustee shall deem most effectual to protect the rights aforesaid, insofar as such may be authorized by law. The rights herein specified are to be cumulative to all other available rights, remedies or powers and shall not exclude any such rights, remedies or powers. Without intending to limit the foregoing rights, remedies and powers by virtue of such specification, the Trustee is authorized to exercise any and all rights available from time to time under the Uniform Commercial Code of Tennessee, including the right to further assign the Board's right, title and interest in the Agreement to a third party.

                 Section 904. RIGHTS OF BONDHOLDERS. Upon the occurrence of an Event of Default and if requested so to do by the holders of twenty-five percent (25%) in principal amount of Bonds 'and indemnified as provided in
Section 1001(1) hereof, the Trustee shall be obliged to exercise such one or more of the rights and remedies conferred by this Article as the Trustee, being advised by

Counsel, shall deem most expedient in the interests of the bondholders.

                 No right or remedy by the terms hereof conferred upon or reserved to the to the Trustee (or to the bondholders) is intended to be exclusive of any other right or remedy, but each and every such right and remedy shall be cumulative and shall be in addition to right or remedy given to the Trustee or to the bondholders or now or hereafter existing at law, in equity or by statute.

                 No delay or omission to exercise any right or remedy accruing upon any Event Default shall impair any such right or remedy or shall be construed to be a waiver of y such Event of Default or acquiescence therein; and every such right and remedy may exercised from time to time and as often as may be deemed expedient.

                 No waiver of any Event of Default hereunder, whether by the Trustee or by the bondholders, shall extend to or shall affect any subsequent Event of Default or shall impair any rights or remedies consequent thereon.

                 Section 905. RIGHT OF BONDHOLDERS TO DIRECT PROCEEDINGS. Anything in this Indenture to the contrary notwithstanding, the holders of a majority in principal amount of Bonds shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture; provided, that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture.

                 Section 906. APPLICATION OF MONEYS. All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article shall, after payment of the costs and expenses of the proceedings resulting in the collection of such moneys, the expenses, liabilities and advances incurred or made by the Trustee in connection with such proceedings and the outstanding fees and expenses of the Trustee incurred under this Indenture, be deposited in the Bond Fund and all moneys in the Bond Fund shall be applied as follows:

                 (a) Unless the principal of all the Bonds shall have become or shall have been declared due and payable, all such moneys shall be applied:

                          First - to the payment to the persons entitled
                 thereto of all installments of interest then due on the Bonds (other than installments of interest on Bonds with respect to the payment of which moneys and/or Government

                 Obligations are held pursuant to the provisions of this Indenture), in the order of the maturity of the installments of such interest and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or preference; and

                          Second - To the payment to the persons entitled
                 thereto of the unpaid principal of any of the Bonds which shall have become due (other than Bonds called for redemption for the payment of which moneys and/or Government Obligations are held pursuant to the provisions of this Indenture), in the order of their due dates, with interest on such Bonds from the respective dates upon which they become due and, if the amount available shall not be sufficient to pay in full the Bonds due on any particular date, together with such interest, then to the payment ratably, according to the amount of principal due on such date, to the persons entitled thereto without any discrimination or preference.

                 (b) If the principal of all the Bonds shall have become due or shall have been declared due and payable, all such moneys shall be applied to the payment of the principal and interest then due and unpaid upon the Bonds (other than principal and interest on Bonds with respect to which moneys and/or Government Obligations are held pursuant to the provisions of the Indenture), without preference or priority of principal over interest or of interest over principal or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or preference.

                 (c) If the principal of all the Bonds shall have been declared due and payable, and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article, then, subject to the provisions of paragraph (b) of this Section, in the event that the principal of all the Bonds shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of paragraph (a) of this Section.

                 Whenever moneys are to be applied pursuant to the provisions of this Section, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be an interest payment date unless it shall deem another date more suitable) upon which such application is to be made and upon the date interest on the amounts of principal to be paid on such dates shall cease to accrue.
The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date, and shall not be required to make payment to the holder of any unpaid coupon or any Bond until such coupon or such Bond and all unmatured coupons, if any, appertaining to such Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid.

                 Whenever all Bonds and the interest thereon have been paid under the provisions of this Section 906 and all expenses and charges of the Trustee have been paid, any balance remaining in the Bond Fund shall be paid to the Company as provided in Section 608 hereof.

                 Section 907. RIGHTS AND REMEDIES VESTED IN TRUSTEE. All rights and remedies (including the right to file proof of claims) under this Indenture or under any of the Bonds or coupons may be enforced by the Trustee without the possession of any of the Bonds or coupons or the production thereof in any trial or other proceedings relating thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any holders of the Bonds or coupons, and any recovery of judgment shall be for the equal benefit of the holders of the Bonds and coupons.

                 Section 908. RIGHTS AND REMEDIES OF BONDHOLDERS. No holder of any Bond or coupon shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture, for the execution of any trust hereof or to enforce any other right or remedy hereunder, unless a default has occurred of which the Trustee has been notified as provided in subsection (h) of Section 1001 hereof, or of which by said subsection it is deemed to have notice nor unless also such default shall have become an Event of Default and the holders of twenty-five percent (25%) in principal amount of Bonds shall have made written request to the Trustee and shall have offered reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its, his or their own name or names. Such notification, request and offer of indemnity are hereby declared in every case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts in this Indenture, and to any action or cause of action for the enforcement of this indenture or for any other right or remedy hereunder, it being understood and intended that no one or more holders of the Bonds or coupons shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by its, his or their action or to enforce any right or remedy hereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal benefit of the holders of all Bonds. Nothing in this Indenture contained shall, however, affect or impair the right of any bondholder to enforce the payment of the principal of and interest on any Bond at and after the maturity thereof, or the obligation of the Board to pay the principal of and interest on each of the Bonds issued hereunder to the respective holders thereof at the time, place, from the source and in the manner expressed in the Bonds and the coupons.

                 Section 909. TERMINATION OF PROCEEDINGS. In case the Trustee shall have proceeded to enforce any right or remedy under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely then and in every such case the Board and the Trustee shall be restored to their adverse former positions and rights hereunder with respect to the Trust Estate, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

                 Section 910. WAIVERS OF EVENTS OF DEFAULT. The Trustee may in its discretion waive any Event of Default and its consequences and rescind any declaration of maturity of principal, and shall do so upon the written request of the holders of (1) a majority in principal amount of all Bonds in respect of which a default in the payment of low principal and/or interest exists, or (2) a majority in principal amount of all Bonds in the case of any other default; provided, however, that there shall not be waived any Event of Default pertaining to the payment of the principal of any Bond at its maturity date or redemption date prior to maturity (including any mandatory sinking fund payment date), or any Event of Default pertaining to the payment when due of the interest on any such Bonds, unless prior to such waiver or rescission, all arrears of interest on such Bonds, with interest (to the extent permitted by law) at the rate borne by such Bonds on overdue installments of interest, and all arrears of payments of principal on such Bonds (due otherwise than by declaration) with interest at the rate borne by such Bonds, and all expenses of the Trustee in connection with such Event of Default, shall have been paid or provided for, and in case of any such waiver or rescission, or in case any proceeding taken by the Trustee on account of any such Event of Default shall have been discontinued or abandoned or determined adversely, then and in every such case the Board, Trustee and the bondholders shall be restored to their former

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positions and rights hereunder respectively, but no such waiver or rescission shall extend to any subsequent or other Event of Default, or impair any right consequent thereon.

                 Section 911. NOTICE OF DEFAULTS; OPPORTUNITY OF THE BOARD AND COMPANY TO CURE DEFAULTS. No default specified in Section 901 (c) shall constitute an Event of Default hereunder with notice of such default by registered or certified mail shall be given by the Trustee to the Board and the Company, and the Board shall have had thirty (30) days after receipt of such notice to correct said default or cause said default to be corrected, and shall not have corrected said default or caused said default to be corrected within the applicable period; provided, further, that if a default specified in said
Section 901(c) be such that it can be corrected but not within the period specified herein, it shall not constitute the basis of an Event of Default hereunder (i) if corrective action capable of ending such default is instituted by the Board within the allocable period and diligently pursued until the default is corrected, and (ii) if the Board shall within the applicable period furnish to the Trustee a certificate executed as provided in Section 1001(f) certifying that said default is such that it can be corrected but not within the applicable period and that corrective action capable of remedying such default has been instituted and is being diligently pursued and will be diligently pursued until one default is corrected. The Board shall notify the Trustee by certificate executed as above when such default has been corrected. The Trustee shall be entitled to rely upon any such certificate given pursuant to this Section.

                 With regard to any default concerning which notice is given to the Company or the Board under the provisions of this Section, the Board hereby grants to the Company full authority to perform any obligation the performance of which by the Board is alleged in said notice to be in default, such performance by the Company to be in the name and stead of the Board with full power to do any and all things and acts to the same extent that the Board could do and perform any such things and acts and with power of substitution.

                 SECTION 1001 1001(a), 1001(b) ARE ILLEGIBLE.

                 (c) Except as is specifically provided in Section 1407 hereof with respect to the filing of continuation statements, the Trustee shall not be responsible for any recital herein, or in the Bonds (except in respect to the authentication certificate of the Trustee endorsed on the Bonds), or for the validity of the execution by the Board of this Indenture or of any supplements hereto or instruments of further assurance, or for the sufficiency of the security for the Bonds; and the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, agreements or conditions on the part of the Board under the Agreement on the part of the Company under the Agreement or the Note except as hereinafter set forth; but the Trustee may require from the Board or the Company full information and advice as to the performance of the covenants, agreements and conditions aforesaid. The Trustee shall not be responsible or liable for any loss suffered in connection with any investment of funds made by it in accordance with Article VII hereof.

                 (d) The Trustee may become the owner of any Bonds and coupons appertaining thereto with the same rights which it would have it if were not Trustee.

                 (e) The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed to be genuine and correct and to have been signed or sent by the proper person or persons. Any action taken by the Trustee, pursuant to this Indenture upon the request, authority or consent of any person who at the time of making such request or giving such authority or consent is the owner of any Bond, shall be conclusive and binding upon all future owners of the same Bond and upon Bonds issued in exchange therefor or in place thereof.

                 (f) As to the existence or non-existence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate signed on behalf of the Board by the Chairman or Vice Chairman of its Board of Directors and attested by its Secretary or Assistant Secretary as sufficient evidence of the facts therein contained and prior to the occurrence of a default of which the Trustee has been notified as provided in subsection (h) of this Section, or of which by said subsection it is deemed to have notice, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate of the Secretary or Assistant Secretary under its seal to the effect that a resolution in the form therein set forth has been adopted by the Board as conclusive evidence that such resolution has been duly adopted and is in full force and effect.

                 (g) The right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty, and the

         Trustee shall not be answerable for other than its negligence or willful default.

                 (h) The Trustee shall not be required to take notice or be deemed to have notice of any default hereunder or under the Agreement or the Note except failure by the Company to make the payments required to be paid under the Note and failure by the Board to cause to be made any of the payments to the Trustee required to be made by
         Article VI hereof unless the Trustee shall be specifically notified in writing of such default by the Board or by the holders of at least twenty-five percent (25%) in principal amount of the Bonds. All notices or other instruments required by this Indenture to be delivered to the Trustee must, in order to be effective, be delivered at the Principal Office of the Trustee, and in the absence of such notice so delivered the Trustee may conclusively assume there is no default except as aforesaid.

                 (i) At reasonable times the Trustee, and its duly authorized agents, attorneys, experts, engineers, accountants and representatives who are acceptable to the Company shall have the right to inspect all books, papers and recorded, of the Board and the Company pertaining to the Bonds, and to take such memoranda from and in regard thereto as may be desired, subject to such confidentiality requirements as the Board or the Company may impose.

                 (j) The Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

                 (k) Notwithstanding anything elsewhere in this Indenture contained, the Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Bonds, the withdrawal of any cash or any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action by the Trustee, deemed desirable for the purpose of establishing the right of the Board to the authentication any Bonds, the withdrawal of any cash or the taking of any other action by the Trustee.

                 (l) Before taking any remedial action hereunder, the Trustee may require that a satisfactory indemnity bond be furnished for the reimbursement of all expenses to which it may be put plus Extraordinary Services of the Trustee and to protect it against all liability, except liability which is adjudicated to have resulted from the negligence or willful default of the Trustee by reason of any action so taken.

                 (m) All moneys received by the Trustee or any paying agent for the Bonds shall, until used or applied or invested as herein provided, be held in trust for the purposes of which they were received but need not be segregated from other funds except to the extent required herein or by law.

                 Section 1002. FEES, CHARGES AND EXPENSES OF TRUSTEE. The Trustee shall be entitled to payment and/or reimbursement for reasonable fees for its Ordinary Services rendered hereunder and all advances, Counsel fees and other Ordinary Expenses reasonably made or incurred by the Trustee in connection with such Ordinary Services and, if the Trustee performs Extraordinary Services, it shall be entitled to reasonable extra compensation therefor, and to reimbursement for reasonable Extraordinary Expenses in connection therewith; provided, that if such Extraordinary Services or Extraordinary Expenses are occasioned by its negligence or willful default, it shall not be entitled to compensation or reimbursement therefor. The Trustee shall be entitled to payment and reimbursement for the reasonable fees and charges of the Trustee as paying agent for the Bonds and coupons as hereinabove provided. Upon the occurrence of an Event of Default, but only upon such occurrence, the Trustee shall have a first lien on the Trust Estate with right of payment prior to payment of the principal of and interest on any Bond for the foregoing advances, fees, costs and expenses incurred.

                 Section 1003. NOTICE TO BONDHOLDERS IF EVENT OF DEFAULT OCCURS. Upon the occurrence of an Event of Default, the Trustee shall within thirty (30) days give written notice thereof by first class mail to the last known holders of all Bonds then outstanding as shown by the list of bondholders required to be maintained by the terms of Section 404 hereof and to the registered owners of the Bonds, and, as to an Event of Default described in
Section 901(c) hereof, to the Board.

                 Section 1004. INTERVENTION BY TRUSTEE. The Board is a party which, in the opinion of the Trustee and its Counsel, has a substantial bearing on the interest of the bondholders, the Trustee may intervene on behalf of the bondholders if so requested in writing by the holders of at least twenty-five percent (25%) in principal amount of the Bonds. The rights and obligations of the Trustee under this Section are subject to the approval of a court of competent jurisdiction.

                 Section 1005. SUCCESSOR TRUSTEE. Any corporation or association into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, merger, sale or transfer to which it is a party ipso facto, shall be and become successor Trustee hereunder and be vested with all of the title to the Trust Estate and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                 Section 1006. RESIGNATION BY THE TRUSTEE. The Trustee and any Successor Trustee may at any time resign from the trusts hereby created by giving thirty (30) days written notice to the Board, the Company and the Guarantor and by first class mail to each registered owner of Bonds and to each holder of Bonds as shown by the list of bondholders required to be maintained by Section 404 hereof, and such resignation shall take effect at the end of such thirty (30) day period, or upon the earlier appointment of a successor Trustee by the bondholders or by the Board. Such notice to the Board may be served personally or sent by registered or certified mail.

                 Section 1007. REMOVAL OF THE TRUSTEE. The Trustee may be removed at any time by an instrument or concurrent instruments in writing delivered to the Trustee, the Board, the Company and the Guarantor and signed by the holders of a majority in principal amount of the Bonds.

                 Section 1008. APPOINTMENT OF SUCCESSOR TRUSTEE BY THE BONDHOLDERS; TEMPORARY TRUSTEE. If the Trustee hereunder shall resign, be removed, be dissolved, be in course of dissolution or liquidation, or shall otherwise become incapable of acting hereunder or in case it shall be taken under the control of any public officer, officers or a receiver appointed by a court, a successor may be appointed by the holders of a majority in principal amount of the Bonds, by an instrument or concurrent instruments in writing signed by such holders, or by their attorneys in all duly authorized; provided, nevertheless, that in case of such vacancy, the Board by an instrument signed by the Chairman or Vice Chairman of its Board of Directors and attested by its Secretary under seal, may appoint a temporary Trustee to fill such vacancy until a successor Trustee shall be appointed by the bondholders in the manner above provided; and any such temporary Trustee shall immediately and without further act be superseded by the Trustee so appointed by such bondholders. Every such Trustee appointed pursuant to the provisions of this Section shau be a trust company or bank (having trust powers) in good standing, within or outside the State of Tennessee, having an unimpaired capital surplus of not less than $25,000,000, if there be such an institution willing, qualified and able to accept the trust upon reasonable or customary terms.

                 Section 1009. CONCERNING ANY SUCCESSOR TRUSTEE. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver, to its predecessor and also to the Board, the Company and the Guarantor an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor; but such predecessor shall, nevertheless, on the written request of the Board, or of its successor, execute and deliver an instrument transferring to such successor Trustee all the estates, properties, rights, powers and trusts such predecessor hereunder; and every predecessor Trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor. Should any instrument in writing from the Board be required by any successor Trustee in order to vest more fully and certainly in such successor the estates, properties, rights, powers and trusts hereby tested or intended to be vested in the predecessor and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Board.

                 Section 1010. RIGHT OF TRUSTEE TO PAY TAXES AND OTHER CHARGES. If any tax, assessment or governmental or other charge upon any part of the Trust Estate is not paid as required herein, the Trustee may pay such tax, assessment or charge, without prejudice, however, to any rights of the Trustee or the bondholders hereunder arising in consequence of such failure; and any amount at any time so paid under this Section, with interest thereon from the date of payment at the rate of eight percent (8%) per annum, shall become so much additional indebtedness secured by this Indenture, and the same shall be given a preference in payment over the principal of and interest on the Bonds and shall be paid out of the revenues and receipts from the Trust Estate, if not otherwise caused to be paid; but the Trustee shall not be under obligation to make any such payment unless it shall have been requested to do so by the holders of at least twenty-five percent (25%) in principal amount of the Bonds and shall have been provided with sufficient moneys for the purpose of making such payment.

                 Section 1011. TRUSTEE PROTECTED IN RELYING UPON RESOLUTIONS, ETC. The resolutions, opinions, certificates and other instruments provided for in this Indenture may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for the withdrawal of moneys hereunder.

                 Section 1012. SUCCESSOR TRUSTEE AS CUSTODIAN OF FUNDS, PAYING AGENT AND BOND REGISTRAR. In the event of a change in the office of Trustee the predecessor Trustee which has resigned or has been removed shall cease to be the holder of the Bond Fund and of the Project Fund, paying agent for the principal of and interest on the Bonds and Bond Registrar, and the successor Trustee shall become such holder, paying agent and Bond Registrar.

                 Section 1013. TRUST ESTATE MAY BE VESTED IN CO-TRUSTEE. It is the purpose hereof that there shall be no violation of any law of any jurisdiction (including particularly the laws of the State of Tennessee) denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in the case of litigation hereunder, and in particular the case of the enforcement of this Indenture upon the occurrence of an Event of Default, it may be necessary that the Trustee appoint an additional individual or institution as a separate Trustee or Co-Trustee. The following provisions of this Section are adapted to these ends.

                 Upon the incapacity or lack of authority of the Trustee, by reason of any present or future law of any jurisdiction. to exercise any of the rights, powers and trusts herein granted to the Trustee or to hold title to the Trust Estate or to take any other action which may be necessary or desirable in connection therewith, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended hereby to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable and vest in such separate Trustee or Trustee but only to the extent necessary to enable the separate Trustee or Co-Trustee to exercise such rights, powers and trusts, and every agreement and obligation necessary to exercise thereof by such separate Trustee or Co-Trustee shall run to and be enforceable by either of them.

                 Should any deed, conveyance or instrument in writing from the Board be required by the separate Trustee or Co-Trustee so appointed by the Trustee in order to vest more fully and certainly in and confirm to him or it such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments, shall, on request, be executed, acknowledged and delivered by the Issuer. In case any separate Co-Trustee, or a successor to either, shall die, become incapable of acting, Trustee on or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate Trustee or Co-Trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new Trustee or successor to such separate Trustee or Co-Trustee.

                                   ARTICLE XI

                            MEETINGS OF BONDHOLDERS

                 Section 1101. PURPOSES FOR WHICH BONDHOLDERS' MEETINGS MAY BE CALLED. A meeting of bondholders may be called at any time and from time to time for any of the following purposes:

                 (a) to give any notice to the Board, the Company, the Guarantor or the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by bondholders pursuant to Section 908;

                 (b) to remove the Trustee pursuant to Section 1007, and to appoint a successor Trustee pursuant to Section 1008;

                 (c) to consent to the execution of a supplemental indenture pursuant to Section 1202, or to consent to the execution of an amendment, change or modification of the Agreement pursuant to Section 1302; or

                 (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Bonds under any other provision hereof or under applicable law.

                 Section 1102. PLACE OF MEETINGS OF BONDHOLDERS. Meetings of bondholders may be held at such place or places as the Trustee or, in case of its failure to act, the bondholders calling the meeting shall from time to time determine.

                 Section 1103. CALL AND NOTICE OF BONDHOLDERS' MEETINGS. (a) The Trustee may at any time call a meeting of bondholders to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of bondholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be published at least three (3) times in a newspaper or financial journal of general circulation among dealers in municipal securities in the City of New York, New York, the first publication to be not less than twenty (20) nor more than one hundred eighty (180) days prior to the date fixed for such meeting.
If all of the outstanding Bonds are at that time registered as to principal (except to bearer) or as to both principal and interest, notice by first class mail to such bondholders shall be sufficient, and published notice need not be given.

                 At the time of the first publication of such notice, the Trustee shall also mail, stage prepaid, a copy of such notice to the registered owner of each Bond registered as principal or as to principal and interest, at the address shown on the registration books. Any failure of the Trustee to mail such notice, or any defect therein shall not, however, in any way impair or affect the validity of any such meeting.

                 (b) In case at any time the holders of at least ten percent (10%) in aggregate principal amount of the Bonds outstanding shall have requested the Trustee to call a meeting of the bondholders by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first giving of the notice of such meeting within twenty (20) days after receipt of such request, then such bondholders may determine the time and place for such meeting and may call such meeting to take any action authorized in Section 1101 by giving notice thereof as provided n subsection (a) of this Section.

                 Section 1104. PERSONS ENTITLED TO VOTE AT BONDHOLDERS' MEETINGS. To be entitled to vote at any meeting of bondholders, a person shall be the holder of one or more of the Bonds outstanding, or a person appointed by an instrument in writing as proxy for a bondholder by such bondholder. The other persons who shall be entitled to be present or to speak at any meeting are their Counsel and any representatives of the Trustee and its Counsel, any representatives of the Company and its Counsel, any representatives of the Guarantor and its Counsel and any representatives of the Board and its Counsel.

                 Section 1105. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS. (a) Notwithstanding any other provisions hereof, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of bondholders in regard to proof of the holding of Bonds and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Bonds shall be proved in the manner specified in Section 1401, and the appointment of any proxy shall be proved in the manner specified in Section 1401 or by having the signature of the person executing the proxy witnessed or guaranteed by any bank, banker or trust company authorized by Section 1401 to certify to the holding of Bonds. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1401 or other proof.

                 (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Board or by bondholders as provided in subsection (b) of Section 1103, in which case the Board or the bondholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority of the Bonds represented at the meeting and entitled to vote.

                 (c) At any meeting each bondholder or proxy shall be entitled to one vote for each $5,000 principal amount of Bonds outstanding held or represented by such bondholder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Bond challenged as not outstanding and ruled by the chairman of the be not outstanding. The chairman of the meeting shall have no right to vote, except as a bondholder or proxy.

                 (d) At any meeting of bondholders, the presence of persons holding or representing Bonds in an aggregate principal amount sufficient under the appropriate provision hereof to take action upon the business for the transaction of which such meeting was called shall constitute a quorum. Any meeting of bondholders called pursuant to Section 1103 may be adjourned from time to time by vote of the holders (or for the holders) of a majority of the Bonds represented at the meeting and entitled , whether or not a quorum shall be present; and the meeting may be held as so adjourned without further notice.

                 Section 1106. COUNTING VOTES AND RECORDING ACTION OF MEETINGS. The vote upon any resolution submitted to any meeting of bondholders shall be by written ballots on which shall be subscribed the signatures of the bondholders or of their representatives by proxy and the number or numbers of the Bonds outstanding held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against. any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of bondholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was published or mailed as provided in Section 1103. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting, and one such copy shall be delivered to the Board, another to the Company and another to the Trustee to be preserved by the Trustee, which copy shall have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                 Section 1107. REVOCATION BY BONDHOLDERS. At any time prior to (but not after) the evidencing, to the Trustee, in the manner provided in
Section 1106, of the taking of any action by the holders of the percentage in aggregate principal amount of the Bonds specified herein in connection with such action, any holder of a Bond the number of which is included in the Bonds the holders of which have consented to such action may, by filing writ-ten notice with the Trustee at its principal office and upon proof of holding as provided in Section 1401, revoke such consent so far as concerns such Bond. Except as aforesaid, any such consent given by the holder of any Bond shall be conclusive and binding upon such holder and upon all future holders and owners of such Bond and of any Bond issued in exchange therefor or in lieu thereof, irrespective of whether or not any notation in regard thereto is made upon such Bond. Any action taken by the holders of the percentage in aggregate principal amount of the Bonds specified herein in connection with such action shall be conclusively binding upon the Board, the Company, the Trustee and the holders of all the Bonds.


                                  ARTICLE XII

                            SUPPLEMENTAL INDENTURES

                 Section 1201. SUPPLEMENTAL INDENTURES NOT REQUIRING CONSENT OF BONDHOLDERS. The Board and the Trustee may without the consent of, or notice to, any of bondholders, enter into an indenture or indentures supplemental to this Indenture as shall not be inconsistent with the terms and provisions hereof for any one or more of the following purposes:

                 (a) to cure any ambiguity or formal defect or omission in this Indenture;

                 (b) to grant to or confer upon the Trustee for the benefit of the bondholders any additional rights, remedies, powers or authorities that may lawfully be granted to or conferred upon the bondholders or the Trustee or either of them;

                 (c) to subject to the pledge of this Indenture additional revenues, properties or collateral;

                 (d) to modify, amend or supplement this Indenture or any indenture supplemental hereto in such manner as to permit the qualification hereof and thereof under the Trust Indenture Act of 1939, as amended, or any similar Federal statute hereafter in effect or to permit the qualification of the Bonds for sale under the securities laws of any of the states of the United States of America, and, if they so determine, to add to this Indenture or any indenture supplemental hereto such other terms, conditions and provisions as may be permitted by said Trust Indenture Act of 1939 or similar Federal statute;

                 (e) to evidence the appointment of a separate or Co-Trustee or the succession of a new Trustee or paying agent hereunder; and

                 (f) in connection with any other change therein which, in the judgment of the Trustee, is not to the prejudice of the Trustee or the bondholders.

                 Section 1202.  SUPPLEMENTAL INDENTURES REQUIRING CONSENT OF
BONDHOLDERS.   Exclusive of supplemental indentures covered by Section 1201 hereof and subject to the terms and provisions contained in this Section, and not otherwise, the holders of not less than two-thirds (2/3) in principal amount of the Bonds shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve of the execution by the Board and the Trustee of such other indenture or indentures supplemental hereto as shall be deemed necessary and desirable by the Board for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental indenture; provided, however, that nothing in this Section contained shall permit, or be construed as permitting (a) an extension of the maturity date on which the principal of or the interest on any Bond is, or is to become, due and payable, (b) a reduction in the principal amount of any Bond, the rate of interest thereon or any redemption premium, (c) a preference or priority of any Bond or Bonds over any other Bond or Bonds, or
(d) a reduction in the principal amount of the Bonds required for consent to such supplemental indenture.

                 If the Board shall request the Trustee to enter into any such supplemental indenture for any of the purposes of this Section, the Trustee shall, upon being fully satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such supplemental indenture to be published as shall be requested by the Board and in any event one (1) time in a newspaper or financial journal of general circulation in the City of New York, New York. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the Principal Office of the Trustee for inspection by all bondholders. If, within sixty (60) days or such longer period as shall be Prescribed by the Trustee following the final publication of such notice, the holders of not less than two-thirds (2/3) in principal amount of the Bonds shall have consented to and approved the execution of such supplemental indenture as herein provided, no holder of any Bond shall have any right to any of the terms and provisions contained therein, or the operation thereof, or in manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Board from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such supplemental indenture as in this t:Section permitted and provided, this Indenture shall be modified and amended in accordance therewith.

         Anything herein to the contrary notwithstanding, a supplemental indenture under this Article XII which affects any right of the Company under the Agreement shall not become effective unless and until the Company shall have consented to the execution and delivery of such supplemental indenture.
In this regard, the Trustee shall cause notice of the proposed execution and delivery of any such supplemental indenture together with a copy of the proposed supplemental indenture to be mailed by certified or registered mail to the Company at least fifteen (15) days prior to the proposed date of execution and delivery of any such supplemental indenture. The Company shall be deemed to have consented to the execution and delivery of any such supplemental indenture if the Trustee does not receive a letter of protest or objection thereto signed by or on behalf of the Company on or before 4:30 o'clock P.M., E.S.T., on the 15th day after the mailing of said notice and a copy of the proposed supplemental indenture.


                                  ARTICLE XIII

                        AMENDMENT OF AGREEMENT AND NOTE

                 Section 1301. AMENDMENTS, ETC., TO AGREEMENT AND NOTE NOT REQUIRING CONSENT OF BONDHOLDERS. The Trustee shall without the consent of, or notice to, the bondholders consent to any amendment, change or modification of the Agreement or the Note as may be required (i) by the provisions of the Agreement or the Note or this Indenture, (ii) for the purpose of curing any ambiguity or formal defect or omission in the Agreement or the Note, or (iii) in connection with any other change therein which, in the judgment of the Trustee, is not to the prejudice of the Trustee or the bondholders.

                 Section 1302. AMENDMENTS, ETC., TO AGREEMENT AND NOTE REQUIRING CONSENT OF BONDHOLDERS. Except for the amendments, changes or modifications as provided in Section 1301 hereof, neither the Board nor the Trustee shall consent to any other amendment, change or modification of the Agreement or the Note without publication of notice and the written approval or consent of the holders of not less than two-thirds (2/3) in principal amount of the Bonds given and procured as in Section 1202 hereof; provided, however, that nothing contained in this Article shall permit, or be construed as permitting, any amendment, change or modification of the Company's unconditional obligations to make payments under the Agreement or the Note or the Company's covenants with respect to the use of the proceeds of the Bonds. If at any time the Board and the Company shall request the consent of the Trustee to any such proposed amendment, change or modification of the Agreement or the Note, the Trustee shall, upon satisfactorily indemnified with respect to expenses, cause notice to be published in same manner as provided by
Section 1202 hereof with respect to proposed supplemental indentures. Such notice shall briefly set forth the nature of such proposed supplemental amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the Principal Office of the Trustee for inspection by Bondholders.


                                  ARTICLE XIV

                                 MISCELLANEOUS

         Section 1401. CONSENTS ETC., OF BONDHOLDERS. Any consent, request, direction, approval, objection or other instrument required by this Indenture to be executed by the bondholders may be in any number of concurrent writings of similar tenor and may be signed or executed by such bondholders in person or by agent appointed in writing. Proof of the execution of any such consent, request, direction, approval, objection or other instrument, of the writing appointing any such agent and of the ownership of Bonds, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken under any such instrument, namely:

                 (f) Any request, demand, authorization, direction, notice, consent, waiver or any other action provided to be given or taken by bondholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such bondholders in person or by agent duly appointed in writings and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Board and the Company. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any person of any Bond not registered as to principal, shall be sufficient for any purpose hereof and conclusive in favor of the Trustee, the Company and the Board, if made in the manner provided in this Section.

                 (g) The fact and date of the execution by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

                 (h) The amount of any Bond not registered as to principal held by any person executing any such instrument or writing as a bondholder, and the numbers of such unregistered Bonds, and the date of his holding the same, may be proved by the production of such Bonds or by a certificate executed, as depositary, by any trust company, bank or banker (wherever situated), if such certificate is in form satisfactory to the Trustee, showing that at the date therein mentioned such person had on deposit with such depositary, or exhibited to it, the Bond or Bonds therein described; or such facts may be proved by the certificate or affidavit of the person executing such instrument or writing as a bondholder, if such certificate or affidavit is in form satisfactory to the Trustee. The Trustee may assume that such ownership of any unregistered Bond continues until
         (1) another certificate bearing a later date issued in respect of the same unregistered Bond is produced, or (2) such unregistered Bond is produced by some other person, or (3) such unregistered Bond is registered as to principal or as to both principal and interest, or
         (4) such unregistered Bond is no longer outstanding hereunder.

                  (i) The fact and date of execution of any such instrument or writing and the amount and numbers of unregistered Bonds held by the person so executing such instrument or writing may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

                 (j) The ownership of Bonds registered as to principal or as to both principal and interest shall be proved by the registration books kept by the Trustee as Bond Registrar.

                 (k) Any request, demand, authorization, direction, notice, consent, waiver or other action by any bondholder shall bind every future holder of the same Bond in respect of anything done or suffered to be done by the Trustee or the Board in reliance thereon, whether or not notation of such action is made upon such Bond.

                 Section 1402. LIMITATION OF RIGHTS. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this indenture or the Bonds is intended or shall be construed to give to any person or company other than the parties hereto, the Company and the holders of the Bonds and coupons any legal or equitable right, remedy or claim under or in respect to this Indenture or any covenants, agreements, conditions and provisions herein contained, this Indenture and all of the covenants, agreements, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto, the Company and the Bondholders of the Bonds and coupons as herein provided.

                 Section 1403. SEVERABILITY. If any provision of this Indenture shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any Constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in questions inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatever.

                 Section 1404. NOTICES. Except as otherwise specifically provided herein, it shall be sufficient service of any notice, request, complaint, demand or other paper if the same shall be duly mailed by registered or certified mail, return receipt' requested, postage prepaid, addressed as follows:

                 (a)  If to the Board      The Industrial Development Board
                                           of the County of Knox
                                           301 Church Street
                                           Knoxville, Tennessee  37901
                                           Attention:  Secretary

                 (b)  If to the Company    CPG Products Corp.
                                           c/o General Mills, Inc.
                                           P.O. Box 1113
                                           Minneapolis, MN  55440
                                           Attention:  General Counsel

                 (c)  If to the Guarantor  General Mills, Inc.
                                           P.O. Box 1113
                                           Minneapolis, MN  55440
                                           Attention:  General Counsel

                 (d)  If to the Trustee    The First National Bank of
                                            Columbus
                                           P.O. Box 40
                                           Columbus, Georgia  31902
                                           Attention:  Corporate Trust
                                                       Officer

A copy of each notice, certificate or other communication given hereunder by either the Board, the Company, the Guarantor or the Trustee to any one of the others shall also be given to all of the others. The Board, the Company, the Guarantor and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

                 Section 1405. TRUSTEE AS PAYING AGENT AND BOND REGISTRAR. The Trustee is hereby designated and agrees to act as paying agent and Bond Registrar for and in respect to the Bonds.

                 Section 1406. PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS. In any case where the date of maturity of principal of or interest on the Bonds or the date fixed for redemption of any Bonds shall be, in the city of payment, a Saturday, Sunday or a legal holiday or a day on which banking institutions are authorized by law to close, then payment of principal or interest need not be made on such date in such city but may be made on the next succeeding business day not a Saturday, Sunday, legal holiday or day upon which banking institutions are authorized by law to close with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

                 Section 1407. FILING OF CONTINUATION STATEMENTS. The Trustee shall file any continuation statements required to be filed pursuant to the Uniform Commercial Code of the State of Tennessee in order to maintain the lien of and security interest in the Trust Estate. Such continuation statements shall be filed from time to time as in the opinion Trustee's counsel are necessary in order to preserve the lien of this Indenture.

                 Section 1408. COUNTERPARTS. This Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                 Section 1409. LAWS GOVERNING INDENTURE. The effect and meaning of this Indenture and the rights of all parties hereunder shall be governed by, and construed according to, the laws of the State of Tennessee.

                 Section 1410. NO RECOURSE AGAINST BOARD. Anything herein to the contrary notwithstanding, no recourse shall be had under or upon any obligation, covenant or agreement contained in this Indenture against any incorporator, member, director or officer, as such, past, present or future, of the Board, either directly or through the Board. Any and all personal liability of every nature, whether at common law or in equity, or by statute or by constitution or otherwise, of any such incorporator, member, director or officer is hereby expressly waived and released as a condition of and consideration for the execution of this Indenture.

                 IN WITNESS WHEREOF, the Board has caused these presents to be signed in its name and behalf by its Chairman and its corporate seal to be hereunto affixed and attested by its Secretary, and to evidence its acceptance of the trusts hereby created the Trustee has caused these presents to be signed in its name and behalf and its official seal to be hereunto affixed and attested by its duly authorized officers, all as of the date first above written.

                                        THE INDUSTRIAL DEVELOPMENT
                                        BOARD OF THE COUNTY OF KNOX



                                        By:_____________________________
                                                  Chairman

(CORPORATE SEAL)

Attest:


__________________________________
Secretary


                                        THE FIRST NATIONAL BANK OF
                                        COLUMBUS, as Trustee



                                        By:_____________________________
                                           Senior Vice President & Trust
                                           Officer

(CORPORATE SEAL)

Attest:

__________________________________
Vice President & Trust Officer:

                            ACKNOWLEDGMENT OF BOARD


STATE OF TENNESSEE

COUNTY OF KNOX

                 Before me, the undersigned authority, a Notary Public in and for the State and County aforesaid, personally appeared Clinton Campbell and John Holifield with whom I am personally acquainted, and who upon oath acknowledged themselves to be the Chairman and Secretary, respectively, of THE INDUSTRIAL DEVELOPMENT BOARD OF THE COUNTY OF KNOX, TENNESSEE, the within named bargainer, a corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

                 Witness my hand and official seal at office in Knox County, Tennessee, this ___ day of October, 1979.



                                            ____________________________________
                                            Notary Public

(SEAL)

                                            My commission expires: ____________

                           ACKNOWLEDGMENT OF TRUSTEE


STATE OF GEORGIA

COUNTY OF MUSCOGEE


                 Before me, the undersigned authority, a Notary Public in and for the State and County aforesaid, personally appeared John H. Holder and Charles H. Kent, with both of whom I am personally acquainted, and who, upon their oaths, acknowledged themselves to be Senior Vice President & Trust Officer and Vice President & Trust officer, respectively, to THE FIRST NATIONAL BANK OF COLUMBUS, Columbus, Georgia, a national banking association and one of the within-named bargainers, and that they, as such officers, and being authorized so to do, executed the foregoing instrument for the purposes contained therein, by subscribing thereto the name of said association and by affixing thereto the name of said association and by affixing thereto and attesting the official seal of said association by themselves as such officers.

                 WITNESS my hand and notarial seal of office at Columbus, Georgia, this 18th day of October, 1979.



                                            ____________________________________
                                            Notary Public

(SEAL)
                                            My commission expires:______________

                             FINANCING AGREEMENT


                                   between


                      THE INDUSTRIAL DEVELOPMENT BOARD
                            OF THE COUNTY OF KNOX


                                     and


                             CPG PRODUCTS CORP.






Relating to the issuance of $4,200,000 The Industrial Development Board of the County of Knox Industrial Development Revenue Bonds (General Mills, Inc. Project), Series 1979.



                         Dated as of October 1, 1979

                                This instruments was prepared by:

                                King & Spalding
                                2500 Trust Company Tower
                                Atlanta, Georgia 30303

                              TABLE OF CONTENTS


                                                                           Page
                                                                           ----
                                 ARTICLE I.

                    DEFINITIONS AND RULES OF CONSTRUCTION
    Section 1.1.  Definitions .............................................  2
    Section 1.2.  Rules of Construction ...................................  4

                                 ARTICLE II.

                       REPRESENTATIONS AND WARRANTIES

    Section 2.1.  Representations and Warranties by the Board .............  5
    Section 2.2.  Representations and Warranties by the Company ...........  6

                                ARTICLE III.

                           ISSUANCE OF THE BONDS;
          ACQUISITION, CONSTRUCTION AND INSTALLATION OF THE PROJECT


    Section 3.1.  Agreement to Issue Bonds; Application of Proceeds .......  8
    Section 3.2.  Acquisition, Construction and Installation of
                  the Project .............................................  8
    Section 3.3.  Disbursements from the Project Fund .....................  9
    Section 3.4.  Obligation of the Parties to Cooperate in Furnishing
                  Documents to Trustee .................................... 11
    Section 3.5.  Establishment of Completion Date ........................ 11
    Section 3.6.  Company Required to Pay Project Costs in Event
                  Project Fund Insufficient ............................... 12
    Section 3.7.  Remedies Against Contractors and Subcontractors and Their
                  Sureties ................................................ 12
    Section 3.8.  Investment of Project Fund and Bond Fund
                  Moneys Permitted ........................................ 12

                                 ARTICLE IV.

                  TITLE TO PROJECT; PROVISIONS FOR PAYMENT

    Section 4.1.  Title to the Project .................................... 13
    Section 4.2.  Payment Obligations of the Company ...................... 13



    Section 4.3.  Payments Assigned and Pledged ........................... 13
    Section 4.4.  Unconditional Obligation of Company ..................... 13
    Section 4.5.  Company's Performance Under Indenture ................... 14

                                 ARTICLE V.

                            PARTICULAR COVENANTS

    Section 5.1.  Maintenance, Operation and Insurance of Project; Taxes;
                  No Operation of Project by Board ........................ 14
    Section 5.3.  Maintenance of Corporate Existence ...................... 15
    Section 5.4.  Qualification in Tennessee .............................. 16
    Section 5.5.  Agreement of Board Not to Assign ........................ 16
    Section 5.6.  Redemption of Bonds ..................................... 16
    Section 5.7.  Reference to Bonds Ineffective After Bonds Paid ......... 16
    Section 5.8.  Covenants of Company and Board With Respect to Capital
                  Expenditures ............................................ 17
    Section 5.9.  Determination and Event of Taxability ................... 18
    Section 5.10. Covenant of Company with Respect to Use of Bond Proceeds. 21

                                 ARTICLE VI.

                            DEFAULTS AND REMEDIES

    Section 6.1.  Events of Default ....................................... 21
    Section 6.2.  Remedies on Default ..................................... 23
    Section 6.3.  No Remedy Exclusive ..................................... 23
    Section 6.4.  Attorneys' Fees and Expenses ............................ 24
    Section 6.5.  Waiver of Events of Default ............................. 24


SIGNATURES AND SEALS

EXHIBIT "A" - PROMISSORY NOTE                                              A-1

EXHIBIT "B" - DESCRIPTION OF PROJECT LAND                                  B-1

EXHIBIT "C" - PROJECT EQUIPMENT LIST                                       C-1


                             FINANCING AGREEMENT


     THIS FINANCING AGREEMENT, dated as of October 1, 1979, between THE INDUSTRIAL DEVELOPMENT BOARD OF THE COUNTY OF KNOX (hereinafter called the "Board"), a public nonprofit corporation and a oublic instrumentality of the County of Knox, Tennessee (the "Board"), and CPG PRODUCTS CORP. (the "Company"), a Delaware corporation qualified to do business in the State of Tennessee;

                            W I T N E S S E T H:
                            --------------------

     WHEREAS, the Board is a public nonprofit corporation and a public instrumentality of the County of Knox, Tennessee, and is authorized under Sections 6-2801 to 6-2821, inclusive, Tennessee Code Annotated, as amended (hereinafter called the "Act"), to enter into loan agreements with manufacturing, industrial, financiai and commercial enterprises with respect to one or more projects for such pavments and upon such terms and conditions as the board of directors of the Board may deem advisable in accordance with the provisions of the Act in order to maintain and increase employment

     WHEREAS, pursuant to and in accordance with the Act and in furtherance of the public purposes for which it was created, the Board has agreed to finance a portion of the costs of the acquisition, construction and installation of a certain "Project" located in the County of Knox, Tennessee, for the Company; and

     WHEREAS, the Board has been advised by the Company that the amount necessary to finance the acquisition, construction and installation of the Project, including expenses incidental thereto, is at least $4,200,000; and

     WHEREAS, after careful consideration, the Board has determined that the most feasible method of financing the cost of the Project is by the issuance of $4,200,000 The Industrial Development Board of the County of Knox Industrial Development Revenue Bonds (General Mills, Inc. Project), Series 1979 (the "Bonds"); and

     WHEREAS, the Bonds are to be issued under and secured by a Trust Indenture, dated as of October 1, 1979 (the "Indenture"), between the Board and The First National Bank of Columbus, Columbus, Georgia, as Trustee (the "Trustee"); and

     WHEREAS, General Mill, Inc. (the "Guarantor"), a Delaware corporation and owner of 100% of the stock of the Company, in order to induce the Board to issue the Bonds and in order to induce the future purchasers and holders of the bonds to buy the same, entered into a Guaranty

Agreement, dated as of October 1, 1979 (the "Guaranty"), with the Trustee, the terms of which require the Guarantor to guarantee absolutely and unconditionally the payment of the principal of, the redemption premium (if any) and the interest on the Bonds, as the same become due and payable;

NOW, THEREFORE, THIS FINANCING AGREEMENT WITNESSETH:

     That the parties hereto, intending to be legally bound hereby and f or and in consideration of the mutual covenants herein contained, DO HEREBY AGREE as follows:

                                 ARTICLE I.

                    DEFINITIONS AND RULES OF CONSTRUCTION
                    -------------------------------------

     Section 1.1. DEFINITIONS. The terms defined in this Article I shall, for all purposes of this Financing Agreement and all agreements supplemental hereto which may be entered into in accordance with the provisions hereof, have the meanings herein specified, unless the context otherwise requires:

     "ACT" shall mean Sections 6-2801 to 6-2821, inclusive, of the Tennessee Code Annotated, as supplemented and amended.

     "AGREEMENT" shall mean this Financing Agreement and shall include any and all modifications, alterations, supplements or amendments hereto.

     "AUTHORIZED BOARD REPRESENTATIVE" shall mean the person or persons at the time designated to act on behalf of the Board by written certificate filed with the Company and the Trustee containing the specimen signature of each such person and signed by the Chairman or Vice Chairman of the Board of Directors of the Board.

     "AUTHORIZED COMPANY REPRESENTATIVE" shall mean the person or persons of the Company aL the time designated to act on behalf of the Company by written certificate furnished to the Board and the Trustee containing the specimen signature of each such person and signed on behalf of the Comoany by its President or a Vice President and an Assistant Secretary or the Treasurer of t@e Company.

     "BOARD" shall mean The Industrial Development Board of the County of Knox, a public nonprofit corporation and a public instrumentality of the County of Knox, organized and existing under and by virtue of the Act, and its successors and assigns.

     "BOND" or "BONDS" shall mean any or all of the $4,200,000 in aggregate principal amount of Industrial Development Revenue Bonds (General Mills, Inc. Project), Series 1979, issued by the Board pursuant to the Indenture.

     "BOND FUND" shall meant the Industrial Bond Fund created by Section 601 of the Indenture.

     The term "BONDHOLDER" or "HOLDER OF THE BONDS" shall mean the bearer of any Bond not registered as to principal and the registered owner of anv Bond registered as to principal.

     "BUILDING" shall mean those buildings and all other facilities and improvements forming a part of the Project and not constituting part of the Project Fcuipment which are required by Section 3.2 hereof to be constructed on the Project Land, as they may at any time exist.

     "CODE" shall mean the Internal Revenue Code of 1954, as amended.

     "COMPANY" shall mean CPG Products Corp., a Delaware corporation, its successors and assigns, and any surviving, resulting or transf eree corporation as permitted under Section 5.3 hereof.

     "COMPLETION DATE" shall mean the date of completion of the acquisition, construction and installation of the Project as that d ate shall be certified as provided in Section 3.5 hereof.

     "COUNSEL" shall mean an attorney duly admitted to practice law before the highest court of any state of the United States of America or the District of Columbia or a firm of such attorneys.

     "COUNTY" shall mean the County of Knox, Tennessee, a political subdivision of the State of Tennessee.

     "EVENT OF DEFAULT" shall mean any of the events described in Section 6.1 hereof.

     "GOVERNMENT OBLIGATIONS" shall mean (a) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (b) obligations issued by any agency controlled or supervised by and acting as an instrumentality of the United States of America, the payment of the principal of and interest on which is fully and unconditionally guaranteed as a full faith and credit obligation of the United States of America (including any securities described in (a) or (b) issued or held in book-entry form on the books of the Department of Treasury of the United States of America).

     "GUARANTOR" means General Mills, Inc., a Delaware corporation and wholly-owned parent corporation of the Company, and its sucessors and assigns and any surviving, resulting or transferee corporation as permitted under
Section 3.2 of the Guaranty Agreement.

     "GUARANTY AGREEMENT" means the Guaranty Agreement between the Guarantor and the Trustee, dated as of even date herewith.

     "INDENTURE" shall mean the Trust Indenture, of even date herewith, between the Board and the Trustee, pursuant to which the Bonds are to be issued and secured, including any indentures supplemental thereto.

     "NOTE" shall mean the Promissory Note of the Company, a form of which is attached hereto as Exhibit "A", issued by the Company to the Board pursuant to
Section 4.2 hereof.

     The term "PAYMENT IN FULL OF THE BONDS" shall specifically encompass the situations described in subsections (a) and (b) of Section 5.7 hereof.

     Terms which refer generaliy to the payment or the obligation to pay "PRINCIPAL OF AND INTEREST ON THE BONDS" shall also include the payment or the obligation to pay any applicable redemption premium on any Bonds which are called for redemption prior to maturity. In this connection, the terms "principal of and interest on the Bonds" shall be read to include the word "and" and before the word "interest" the words "redemption premium (if any) and".

     "PROJECT" shall mean the Project Land, the Building and the Project Equipment, as they may at any time exist.

     "PROJECT EQUIPMENT" shall mean those items of machinery, equipment and related property required by Section 3.2 hereof to be accuired and installed in the Building and on the Project Land with proceeds from the sale of the Bonds or the proceeds of any payment by the Company pursuant to Section 3.6 hereof, which Project Equipment is more fully described in Exhibit "C" attached hereto and by this reference made a part hereof.

     "PROJECT FUND" shall mean the Project Fund created by Section 501 of the Indenture.

     "PROJECT LAND" shall mean the real property described in Exhibit "B" attached hereto and by this reference made a part of this Agreement.

     "TRUSTEE" shall mean The First National Bank of Columbus, Columbus, Georgia, a national banking association, and any successor trustee under the Indenture.

     Section 1.2. RULES OF CONSTRUCTION. Unless the context clearly indicates to the contrary:

           (a) "Herein", "hereby", "hereunder", "hereof", "hereinbefore", and other equivalent words refer to this Agreement and not solely to the particular portion thereof in which any such word is used.

           (b) Words importing the singular number shall include the plural number and vice versa, and any pronoun used herein shall be deemed to cover all genders.

           (c) All references herein to particular Articles or Sections are references to Articles or Sections of this Agreement.


                                 ARTICLE II.

                       REPRESENTATIONS AND WARRANTIES

      Section 2.1. REPRESENTATIONS AND WARRANTIES BY THE BOARD. The Board makes the following representations as the basis for the undertakings on its part herein contained:

           (a) The Board is a public nonprofit corporation and a public instrumentality of the County, duly incorporated and existing pursuant to the Act.

           (b) The Board has the power to enter into the transactions contemplated by this Agreement and to carry out its obligations hereunder.

           (c) The Board is not in default under any of the provisions contained in the laws of the State of Tennessee.

           (d) The execution and deliverv of this Agreement by the Board has been duly authorized by all necessary corporat@ action on the part of the Board, and neither such execution and delivery nor performance by the Board of its obligations under this Agreement will not violate any provision of the Act or of any other law or administrative regulation or of any judicial or administrative order, award, judgment or decree applicable to the Board or of the certificate of incorporation or bylaws of the Board.

           (e) As required by the Act, the certificate of incorporation of the Board has been duly filed for record in the Office of the Secretary of State of the State of Tennessee.

           (f) The Board has determined that in assisting with the financing of the acquisition, construction and installation of the Project, it will be acting in furtherance of the public purposes intended to be served by the Act.

           (g) The Board proposes to provide funds for the acquisition, construction and nstallation of the Project, as may be necessary, all as hereinafter provided.

           (h) The Board by a resolution adopted on April 9, 1979, took affirmative official action towards the issuance of the bonds.

           (i) The Board proposes to issue $4,200,000 in aggregate principa amount of Bonds following the execution and delivery of this Agreement. The date, denomination, interest rate, maturity schedule, redemption provisions and other pertinent provisions with respect to the Bonds are fully set forth in the Indenture and by this reference made a part of this Agreement.

           (j) The Bonds are to be issued under and secured by the Indenture pursuant to the terms of which the Board will assign to the Trustee as security for the payment of the principal of and interest on the Bonds all of its right, title and interest in the Agreement (except the indemnification rights contained in Section 5.2 hereof) and the Note and ail payments to be received by the Board under the Note.

           (k) Notwithstanding anything herein to the contrary, any obligation the Board may hereby incur for the payment of money shall not constitute a general debt on its part but shall be payable solely from the payments to be received by the Board under the Note and the proceeds derived bv the Board from the sale of the Bonds.

           (l) Notwithstanding anything herein to the contrary, any obligation the Board may hereby incur for the pavment of money shall not constitute an indebtedness or a general obligation of the Board, the County or the State of Tennessee within the meaning of any state constitutional or statutory limitation, or a pledge of the faith and credit of the County or said State and does not directly, indirectly or contingently obligate the County or said State to levy or to pledge any form of taxation whatever for the payment of such principal and interest on the Bonds.

      Section 2.2. REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The Company makes the following representations as of the basis for the undertakings on its part therein contained:

           (a) The Company is a corporation duly incorporated and in good standing under the laws of the State of Delaware and is duly qualified and authorized to engage in business in the State of Tennessee, has the power to enter into and perform and observe the agreements and covenants on its part contained in this Agreement and to issue the Note and by proper corporate action has duly authorized the execution and delivery of this Acreement and the Note.

           (b) The Project will be an authorized "project" as defined in the Act, as heretofore amended and supplemented.

           (c) The Project constitutes land or property of a character subject to the allowance for depreciation under Section 167 of the @ode and substantially all of the net proceeds received from the sale of the Bonds (net proceeds being those proceeds remaining after depositing the accrued interest received from said sale in the Bond Fund and after paying all expenses incurred in connection with the issuance of the Bonds) will be used to finance the cost of the acquisition, construction and installation of the Project and are properly capitalizable for Federal income tax purposes. No part of said proceeds is to be used by the Company, directly or indirectly, as working capital or to finance inventory.

           (d) Prior to April 9, 1979, the date of official action by the Board towards the issuance of the Bonds, no expenses related to the Pro)ect were paid or incurred by the Company or any "related person" to the Company as that term is defined in Section 103(c)(6)(D) of the Code.

           (e) No state, territory or possession of the United States of America, nor any political subdivision of any such state, territory or possession, nor the District of Columbia, nor any entity acting on behalf of any of the foregoing, has, since April 30, 1968, issued any obligations the proceeds of which are to be or have been used primarily with respect to any facilities (i) that are located within the corporate limits of the County, and (ii) a "principal user" of which facilities was, is or will be the Company or any "related person" (as the terms principal used and "related person" are defined and used in Section 103(b)(6) of the Code). For purposes of this subparagraph (e), a contiguous or integrated facility located on both sides of the border between any two or more political jurisdictions shall be considered as being located wholly within each such political jurisdiction.

           (f) Based on current facts, estimates and circumstances, it is expected that:

               (1) the acquisition, construction and installation of the Project and the expenditure of all Bond proceeds will be completed by November 1, 1980,

               (2) work on the Project (which has commenced) will proceed with due diligence to completion,

               (3) the net proceeds from the sale of the Bonds are needed for the purpose of paying all or a part of the cost of the acquisition, construction and installation oi the Project, and

               (4) the Project will not be sold or disposed of, in whole or in part, prior to the payment in full of the bonds.

           (g) Various contracts providing for the acquisition, construction and installation of the Project have been entered into, and the amounts required to be paid under said contracts exceed $100,000.

           (h) The Company is not subject to any charter, by-law or contractual limitation or provision of any nature whatsoever which in any way limits, restricts or prevents the Company from entering into this Agreement, issuing the Note or performing any of its obligations hereunder or thereunder; and the execution and delivery of this Agreement and the Note, the consummation of the transactions contemplated hereby and thereby, and the fulfillment of or compliance with the terms and conditions of this Agreement and the Note will not conflict with or result in a breach of the terms, conditions or provisions of any corporate restriction or any agreement or instrument to which the Comany is a party or by which it is bound, or constitute a default under any of the foregoing.


                                ARTICLE III.

                           ISSUANCE OF THE BONDS;
          ACQUISITION, CONSTRUCTION AND INSTALLATION OF THE PROJECT


      Section 3.1. AGREEMENT TO ISSUE BONDS; APPLICATION OF PROCEEDS. In order to provide funds for the payment of the cost of the acquisition, construction and installation of the Project, the Board agrees that as soon as possible it will authorize, sell and cause to be delivered to the initial purchasers thereof. the Bonds. Upon receipt of the proceeds from the sale of the Bonds, the Board will deposiT, all accrued interest from said sale in the Bond Fund and will deposit the balance of the proceeds received from said sale in the Project Fund.

     Section 3.2. ACQUISITION, CONSTRUCTION AND INSTALLATION OF THE PROJECT. The Company agrees that the acquisition, construction and installation of the Project will be completed as promptly as practicable after receipt of the proceeds from the sale of the Bonds, delays incident to strikes, riots, acts of God or the public enemy beyond the reasonable control of the Company only excepted, but if such acquisition, construction and installation is not completed, there shall be no resulting liability on the part of the Board and no diminution in or postponement of the payments required to be paid by the Company hereunder or under the Note.

      Section 3.3. DISBURSEMENTS FROM THE PROJECT FUND. The Board will in the Indenture authorize and direct the Trustee to use the moneys in the Project Fund for the following purposes but, subject to the provisions of Section 3.8 hereof, for no other purpose:

           (a) payment to the Company of such amounts, if any, as shall be necessary to reimburse the Companv in full for all advances and payments made by the Company prior to or after the delivery of the Bonds for expenditures in connection with acquisition by the Company of appropriate title in and to the Project Land (including the cost of such acquisition and of any rights-of-way for the purpose of providing access to and from the Project Land), clearing the Project Land, site improvement, the preparation of Plans and specifications for the Project (including any preliminary study or planning of the Project or any aspect thereof), the construction of the Building, the acquisition and installation of the Project Equipment and the acquisition, construction and installation necessary to provide utility services or other facilities including trackage to connect the Project with public transportation facilities, and all real or personal properties deemed necessary in connection with the Project, or any one or more of said expenditures (including architectural, engineering and supervisory services) with respect to any of the foregoing;

           (b) payment of, or reimbursement of the Board or the Companv for the reasonable legal and accounting fees and exoenses, financial consultants fees, underwriting costs and rinting and engraving costs incurred in connection with the authorization, sale and issuance of the Bonds, the Preparation of this Agreement, the Note, the Indenture and all other documents in connection therewith.

           (c) payment to the Board of the sum of $100.00;

           (d) payment of the initial or acceptance fee of the Trustee and the reasonable fees and expenses of its counsel;

           (e) payment of any other valid costs and expenses relating to the Project which are permissible under the laws of the State of Tennessee; provided, however, that none of the moneys in the Project Fund shall be used to pay interest on the Bonds;

           (f) all moneys remaining in the Project Fund (including moneys earned on investments made pursuant to the provisions of Section 3.8 hereof) after the Completion Date and payment in full of the cost of the acquisition, construction and installation of the Project and after payment of all other items provided for in the preceding subsections of this Section then due and payable, shall at the direction of the Company be (i) used by the Trustee for the purchase of Bonds for the purpose of cancellation, (ii) paid into the Bond Fund, or (iii) a combination of (i) and (ii) as is provided in such direction, provided that amounts approved by the Authorized Company Representative and the Authorized Board Representative shall be retained by the Trustee in the Project Fund for payment of costs of the Project not then due and payable. Any balance remaining of such retained funds after full payment of all such costs of the Project shall be used by the Trustee as directed by the Company in the manner specified in clauses (i), (ii) or (iii) of this subsection. Should moneys remain in the Project Fund after the Completion Date in an amount in excess of $400,000, no such excess shall be transferred to the Bond Fund unless an opinion of a firm of nationally recognized bond attorneys satisfactory to the Trustee is obtained stating that such transfer will not impair the exemption ol interest on the Bonds from Federal income taxation pursuant to Section 10@(b) of the Code.

      The payments specified in subsections (a) through (d) of this Section shall be made by the Trustee only upon receipt of the following:

      (1) a written requisition for such payment signed by the Authorized Company Representative; provided, that the occurrence of an event of Default and as long as such Event of Default continues, each such requisition shall also be signed by the Authorized Board Representative;

      (2) a certificate by the person or persons signing such requisition certifying:

          (i) that an obligation in the stated amount has been incurred in connection with the issuance of the Bonds or the acquisition, construction and installation of the Project;

          (ii) that such obligation is a proper charge against the Project Fund and has not been paid and has not been the basis of any previous withdrawal from the Project Fund; and specifying the purpose and circumstances of such obligation in reasonable detail and the name and address of the person, firm or corporation to whom such obligation is owed, accompanied by a bill or statement of account for such obligation;

          (iii) that they have no notice of any vendors, mechanic's, or other liens or right to liens, chattel mortgages or conditional sales contracts, or other contracts or obligations which should be satisfied or discharged before payment of such obligation is made;

          (iv) that such requisition contains no recuest for payment of any portion of such obligation which the Company is, as of the date of such requisition, entitled to retain under any retained percentage agreements; and

          (v) that such requisition contains no request for payment of any portion of such obligation which the company is, as of the date of such requisition, entitled to retain under any retained percentage agreements; and

      (3) with respect to any such requisition for payment of labor, services, material, supplies or equipment, a certificate, signed by the Authorized Company Representative, certifying that insofar as such obligation was incurred for labor, services, material, supplies or equipment in connection with the acquisition, construction and installation of the Project, (i) such labor and services were actually performed in a satisfactory manner, (ii) such materials, supplies and equipment were actually used in connection with the acquisition, construction and installation of the Project, and (iii) such labor and services were performed and such materials, supplies and equipment were actually used solely in connection with the acquisition, construction and installation of the Project.

      The Company shall furnish the Board with a copy of each requisition submitted to the Trustee under this Section. The Board may rely as to the completeness and accuracy of all statements in such requisition upon the approval of such requisition by an Authorized Company Representative, and the Comoany hereby covenants and agrees to indemnify and save harmless the Board, its officers, directors, agents and employees from any liability incurred in connection with any requisition so approved.

      In making any such payment from the Project Fund, the Trustee may rely on any such requisitions and certificates delivered to it pursuant to this Section and the Trustee shall be relieved of all liability with respect to making such payments in accordance with any such requisitions and certificates without inspection of the Project or any other investigation.

      Section 3.4. OBLIGATION OF THE PARTIES TO COOPERATE IN FURNISHING DOCUMENTS TO TRUSTEE. The Board and the Company agree to cooperate with each other in furnishing to the Trustee the documents referred to in Section 3.3 hereof that are required to effect payments out of the Project Fund and to cause such requisitions to be directed by the Authorized Company Representative or by the Authorized Companv Representative and the Authorized Board Representative, as the case may be, to the Trustee as may be necessary to effect payments out of the Project Fund in accordance with Section 3.3 hereof. Such obligation of the Board and the Company is subject to any provisions of this Agreement or the Indenture requiring additional documentation with respect to payments and shall not extend beyond the moneys in the Project Fund available for payment under the terms of the Indenture.

      Section 3.5. ESTABLISHMENT OF COMPLETION DATE. The Completion Date shall be evidenced to the Trustee by a certificate signed by the Authorized Company Representative stating that, except for amounts retained by the Trustee for costs of the Project not then due and payable as provided in Section 3.3(e) hereof, (i) the acquisition, construction and installation of the project has been completed and all labor, services, materials, supplies and equipment used in such acquisition, construction and installation have been paid for, (ii) all other facilities necessary in connection with the Project have been acquired, constructed and installed and all costs and expenses incurred in connection therewith have been paid, (iii) the Project and all other facilities in connection therewith have been acquired, constructed and installed to his satisfaction and are suitable and sufficient for the efficient operation of the Project for its intended purposes. Notwithstanding the foregoing, such certificate by the Authorized Company Representative shall state that it is given without prejudice to any rights against third parties which exist on the date of such certificate or which may subsequently come into being. The Board and the Company agree to cooperate one with the other in causing such certificate to be furnished to the Trustee.

     Section 3.6. COMPANY REQUIRED TO PAY PROJECT COSTS IN EVENT PROJECT FUND INSUFFICIENT. If the moneys in the Project Fund available for payment of the Cost of the Project should not be sufficient to pay the cost thereof in full, the Company agrees to complete the Project and to pay all ihat portion of the cost of the Project as mav be in excess of the moneys available therefor in the Project Fund. The Board does not make any warranty, either express or implied, that the moneys which will be paid into the Project Fund and which, under the provisions of this Agreement, will be available for payment of the cost of the Project will be sufficient to pay all costs which will be incurred in that connection. The Company agrees that if after exhaustion of the moneys in the Project Fund the Company should pay any portion of the cost of the Project pursuant to the provisions of this Section, it shall not be entitled to any reimbursement theref or from the Board or from the Trustee or from the holders or owners of any of the Bonds, nor shall it be entitled to any diminution in or postponement of the payments required to be made hereunder or under the Note.

     Section 3.7. REMEDIES AGAINST CONTRACTORS AND SUBCONTRACTORS AND THEIR SURETIES. The Company may prosecute or defend anv action or proceeding or take any other action involving any defaulting contractor, subcontractor or surety therefor which the Company deems reasonably necessary, and the Board agrees to cooperate fully with the Company, to the extent it might lawfully do so, in any such action or proceeding. Any amounts recovered by way of damages, refunds, adjustments or otherwise in connection with the foregoing shall belong to the Company.

     Section 3.8. INVESTMENT OF PROJECT FUND AND BOND FUND MONEYS PERMITTED. Any moneys held in the Project Fund and the Bond Fund shall be invested or reinvested by the Trustee as provided in Article VII of the Indenture.


                                 ARTICLE IV.

                  TITLE TO PROJECT; PROVISIONS FOR PAYMENT
                  ----------------------------------------

     Section 4.1. TITLE TO THE PROJECT. The Board agrees that it shall not be vested with any interest in the Project as a result of issuing the Bonds to finance the cost thereof and that title to the Project shall be and remain in the Company throughout the term of this Agreement.

     Section 4.2. PAYMENT OBLIGATIONS OF THE COMPANY. As consideration for the issuance of the Bonds bv the Board, the Company will execute and deliver the Note to the Trustee, as the assignee and pledgee of the Board under the Indenture, contemporaneously with the delivery of this Agreement. The Company agrees to make prompt payment of all amounts payable on the Note when due.

     The Company agrees to pay to the Trustee until Payment in Full of the Bonds shall have been made, (i) an amount equal to the fees of the Trustee for the Ordinary Services (as defined in the Indenture) of the Trustee rendered and its Ordinary Fxoenses (as defined in the Indenture) incurred under the Indenture, (ii) the reasonable fees and charges of the Trustee and any paying agents for acting as paving agent as provided in the Indenture, as and when the same become due, including the reasonable fees of its counsel, and (iii) the reasonable fees and charges of the Trustee for Extraordinary Services (as defined in the Indenture) rendered by it and Extraordinary Expenses (as defined in the Indenture) incurred by it under the Indenture, as and when the same become due; provided, that the Company may, without creating a default hereunder, withhold such payment to contest in good faith the nencesity for any such Extraordinary Services and Extraordinary Expenses and the reasonableness of any such fees, charges or expenses.

     Section 4.3. PAYMENTS ASSIGNED AND PLEDGED. It is understood and agreed by the Board that payments required to be made by the Board under the Note are assigned and pledged to the Trustee under the Indenture. The Company hereby assents to such assignment and pledge. The Company further agrees that (i) all payments under the hall be paid directly to the Trustee for the account of the Board and shall be used in the Bond Fund, and (ii) all payments required to be made as provided in the paragraph of Section 4.2 hereof shall be palid directly to the Trustee for its own use or for payment to any paying agents.

     Section 4.4. UNCONDITIONAL OBLIGATION OF COMPANY. The obligations of the Company to make the payments required to be made under the Note and to perform and observe the other agreements on its part contained herein and in the Note shall be absolute and unconditional and shall not be subject to diminution by set-off, counterclaim, abatement or otherwise. Until such time as Payment in Full of the Bonds shall have been made, the Company (i) will not suspend or discontinue any payments required to be made under the Note except to the extent the same have been prepaid, (ii) will perform and observe all it other agreements contained in this Agreement and in the Note and (iii) except as provided in Sections 7.1, 7.2 and 7.3 hereof, will not terminate this Agreement or its obligations under the Note for any cause including, without limiting the generality of the foregoing, any acts or circumstances that may constitute failure of consideration, sale, loss, destruction or condemnation of or damage to the Project, any change in the tax or other laws of the United States of America or of the State of Tennessee or any political subdivision of either, or any failure of the Board to perform and observe any agreement, whether express or implied. or any duty, liability or obligation arising out of or in connection with this Agreement. Nothing contained in this Section shall be construed to release the Board from the performance of any of the agreements on its part contained herein; and in the event the Board should fail to perform any such agreement on its part, the Company may institute such action against the Board as the Company may deem necessary to compel such performance so long as such action shall not do violence to the agreement on the part of the Company contained in the preceding sentence.

     Nothing contained herein shall be construed as a waiver of any rights which the Company may have against the Board under this Agreement, or against other persons under the Agreement, the Indenture or otherwise or under any provision of law.

     Section 4.5. COMPANY'S PERFORMANCE UNDER INDENTURE. The Company agrees, for the benefit of the holder; from time to time of the Bonds to do and perform all acts and things contemplated in the Indenture to be done or performed by it.


                                 ARTICLE V.

                            PARTICULAR COVENANTS
                            --------------------

     Section 5.1. MAINTENANCE, OPERATION AND INSURANCE OF PROJECT; TAXES; NO OPERATION OF PROJECT BY BOARD. The Company hereby covenants that it will at its own expense maintain and operate all portions of the Project during their useful lives or until they are replaced with facilities necessary in their operation, but this covenant does not require the Company to operate any portion of the Project after such portion is no longer useful in the business of the Company and does not prevent the Company from merging or consolidating with another corporation as permitted by Section 5.3 hereof. The Company further covenants that it will pay all taxes levied with respect to the Project and the income therefrom and that it will at its own expense keep the Project properly insured, but it shall be thesole judge of the type and adequacy of such insurance. Nothing contained in this Agreement shall be deemed to authorize or require the Board to operate the Project or to conduct any business enterprise therewith.

     Section 5.2. BOARD'S EXPENSES; RELEASE AND INDEMNIFICATION PROVISIONS. The Company agrees, whether or not the transactions contemplated by this Agreement, the Note and the Indenture shall be consummated;

           (a) to pay, and save the Board and the Trustee harmless against liability for the payment of, all reasonable out-of-pocket expenses arising in connection with said contemplated transactions, including the reasonable fees and expenses of the Board's counsel; and

           (b) to protect, indemnify and save the Board and its officers harmless from and against all liability, losses, damages, costs, exoenses (including reasonable attorneys' fees), taxes, causes of action, suits, claims, demands and judgments of any nature or from, by or on behalf of any person, firm, corporation or other legal entity arising in any manner from the transaction of which this Agreement is a part or arising in any manner in connection with the Project, including, without limiting the generality of the foregoing, arising from (i) the work done on the Project or the operation of the Project during the term of this Agreement, or (ii) any breach or default on the part of the Company in the performance of any of its obligations under this Agreement, or (iii) the Project or any part, thereof, or give any violation of contract, agreement or restriction by the Company relating to the Project or (v) any violation of law, ordinance or regulation affecting the Project or any part thereof or the ownership or occupancy or use thereof. Upon notice from the Board, the Company shall defend the Board in any action or proceeding brought in connection with any of the above; and

           (c) it is the intention of the parties that the Board and its officers shall not incur pecuniary liability by reason of the terms of this Agreement or by reason of the undertakings required of the Board or its officers hereunder in connection with the issuance of the Bonds, the execution of the Indenture, the performance of any act required of the Board or its officers by this Agreement, or the performance of any act requested by the Board or its officers by the Company or arising in any manner in Connection with the Project or the financing of, the Project; nevertheless, if the Board or its officers should incur any such pecuniary liability, then in such event the Company shall indemnify and hold the Board and its officers harmless against all claims by or on behalf of any person, firm or corporation or other lecal entity, arising out of the same, and all reasonable costs and expenses incurred in connection with any such claim or in connection with any action or proceeding brought thereon, and upon notice from the Board, the Company shah defend the Board and its officers in any such action or proceeding; and

           (d) the provisions of this Section shall not apply to any claim or liability resulting from the Board's acts of negligence, bad faith, fraud or deceit or for any claim or liability which the Company was not given the opportunity to contest, due to the negligence of the Board.

      Section 5.3. MAINTENANCE OF CORPORATE EXISTENCE. The Company agrees that so long as any Bonds remain outstanding it will maintain its corporate existence and will not merge into or consolidate with any other corporation and will not transfer all or substantially all of its property, assets and licenses; provided, however, the Company may, without violating any provision of this Agreement, consolidate with or merge into another domestic corporation (i.e., a corporation incorporated and existing under the laws of one of the states of the United States) or permit one or more other domestic corporations to consolidate with or merge into it, or transfer all or substantially all of its assets to another domestic corporation, but only on the condition that the corporation to which such transfer of assets is made or the corporation resulting from or surviving such merger or consolidation shall expressly assume and agree in writing to perform all of the Company's obligations under this Agreement and the Note.

     Section 5.4. QUALIFICATION IN TENNESSEE. The Company warrants (i) that it is and through the term hereof it will continue to be duly qualified to do business in the State of Tennessee, and (ii) that if it elects to consolidate with, merge into or transfer its assets to another corporation in accordance with Section 5.3, and such other corporation is not organized under the laws of the State of Tennessee, the Company, as a condition of such consolidation, merger or transfer of assets, shall cause such other corporation to qualify to do business as a foreign corporation in said State and to remain so qualified continuously during the term hereof.

     Section 5.5. AGREEMENT OF BOARD NOT TO ASSIGN. Except for the assignment of this Agreement and the Note to the Trustee pursuant to the Indenture, the Board agrees that it will not attempt to further assign, transfer or convey its interest in this Agreement or the Note or create any pledge or lien of any form or nature with respect to the payments under the Note.

     Section 5.6. REDEMPTION OF BONDS. The Board or the Trustee, at the time of the Company and if the same are then redeemable, shall forthwith that may be necessary under the applicable redemption provisions of the fect redemption of ali or any portion of the Bonds, as may be specified by the Company, on the earliest redemption cate on which such redemption may be made under such applicable provisions or upon the date set for such redemption by the Company pursuant to Section 7.1 hereof. So long as the Company is not in default hereunder neither the Board nor the Trustee shall redeem Bonds prior to their respective maturities unless requested in writing by the Company.

     Section 5.7. REFERENCE TO BONDS INEFFECTIVE AFTER BONDS PAID. Upon Payment in Full of the Bonds, all references in this Agreement and the Note to the Bonds and the Trustee shall be ineffective and neither the Board, the Trustee nor the holders or owners of any of the Bonds shall thereafter have any rights hereunder or under the Note and the Company shall have no further obligation hereunder or under the Note, saving and excepting those that shall have heretofore vested. For purposes of this Agreement and the Note, Payment in Full of the Bonds shall be deemed to have occurred:

           (a) If there are in the Bond Fund moneys sufficient to pay the principal of all outstanding Bonds plus the interest due thereon until and at their maturitv and provision


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


      for payment of all Trustee's and paying agents' reasonable fees and expenses, accrued and to accrue, has been made in a manner satisfactory to the Trustee and such paying agents, or

           (b) If there have beeh irrevocably deposited with the Trustee (i) either moneys in an amount which shall be sufficient, or Government Obligations the principal of and interest on which when due will provide moneys which, together with moneys, if any, deposited with or held by the Trustee at the same time and available for such purpose pursuant to the Indenture, shall be sufficient to pay the principal of and interest due or to become due on all oustanding Bonds on or prior to the redemption date or maturity thereof, (ii) all Trustee's and paying agents' reasonable fees and expenses due or to become due in connection with the payment or redemption of the Bonds, and (iii) if any Bonds are to be redeemed on any date prior to their maturity, irrevocable instructions to redeem such Bonds on such date and either evidence satisfactory to the Trustee that all reemption notices required by the Indenture have been given or irrevocable power authorizing the Trustee to give such redemption notices.

      Section 5.8. COVENANTS OF COMPANY AND BOARD WITH RESPECT TO CAPITAL EXPENDITURES. The Board is issuing the Bonds pursuant to an election made by it under Section 103(b)(6)(D) of the Code. It is the intention of the parties hereto that the interest on the Bonds be and remain free from Federal income taxation, and to that end, the Board and the Company do hereby covenant with each other with the Trustee and with each of the future holders of any Bonds or interest coupons appertaining thereto, as follows:

           (a) The Company and the Board covenant and represent that there have never been issued any bonds with respect to "facilities" described in
      Section 103(c)(6) of the Code which are located in the County, which bonds would be taken into account in determining the aggregate face amount of the Bonds as provided in Section 103(b)(6)(D)(ii) of the Code.

           (b) The Company further covenants and represents that the aggregate principal amount of bonds being issued and capital expenditures heretofore made (other than those mentioned in Section 103(b)(6)(F) of the Code) with respect to "facilities" described in Section 103(c)(6)(F) of the Code which are located in the County have not exceeded and will not exceed $10,000,000 (or any such larger amount as may be hereafter permitted by law) during the six-year period beginning three years before the date of issuance and delivery of the Bonds.

           (c) The Board and the Company further covenant and agree that during, the three-year period following the date of the issuance and delivery of the Bonds, neither of them shall make or cause or permit to be made any capital expenditures (other than those


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


      mentioned in Section 103(b)(6)(F) of the Code) with respect to "facilities" described in said Section 103(b)(6)(F) of the Code which are located in the County, which would cause the interest on the Bonds to be subject to Federal income taxation.

           (d) The Company further covenants and agrees that should the circumstances set forth in said Section 103(b)(6)(D) and (E) occur (during the six-year period referred to therein), either through the fault of the Company or through circumstances beyond the Company's control, and there shall occur a Determination of Taxability as defined in Section 5.9 hereof, the Company shall promptly prepay the Note as provided for in Section 7.3 hereof, and the Company and the Board hereby agree that the Board will use all payments thus accelerated for the immediate redemption of all outstanding Bonds and otherwise as provided in Section 5.9 hereof.

           (e) The Company further covenants and agrees that as of October 1, 1980, and as of the first day of each October thereafter to and including October 1, 1983, it will furnish to the trustee a certificate of the chief financial officer of the Company within ninety (90) days of said date stating that during the period beginning three (3) years prior to the date of the issuance and delivery of the Bonds and extending through the applicable date such certificate is to cover (or as to the certificate due October 1, 1983, extending through the day which is the third anniversary of the date of issuance and delivery of the Bonds, capital expenditures (including as capital expenditures for this purpose the principal amount of the Bonds) in excess of $10,000,000 (or any such larger amount as may be hereafter permitted by law) have not been paid or incurred with respect to "facilities" described in said Section 103(b)(6)(E) of the Code which are located in the County.

           (f) The Board and the Company further covenant and agree to comply fully, during the term of this Agreement, with all effective rules, rulings or regulations promulgated by the Department of Treasury or the Internal Revenue Service, with respect to bonds issued under said Section 103(b)(6)(D) of the Code so as to maintain the tax-exempt status of the interest on the Bonds.

      Section 5.9. DETERMINATION AND EVENT OF TAXABILITY. Should there occur a "Determination of Taxability" (the "Determination") as hereinafter defined, not later than forty-five(45) days from the date of the Determination the Company shall accelerate payment of the Note payments due under Section 4.2 of this Agreement and shall pay to the Trustee for deposit in the Bond Fund, the following:

           (a) For application by the Trustee to the redemption of Bonds outstanding on the date of the Determination and which will not mature or otherwise be redeemed, transferred or sold prior to the redemption date provided for in this Section 5.9:


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


               (1) the principal amount of such Bonds plus accrued interest to such redemption date; plus


               (2) an additional amount equal to the interest paid (or accrued) on such Bonds during the period beginning on the date of the "Event of Taxability" (the "Event") as hereinafter defined and ending on the date of such redemption.

           (b) To be paid by the Trustee to the holders of Bonds outstanding on the date of the Event which have matured or have been redeemed, transferred or sold or which will mature or will be redeemed, transferred or sold prior to the redemption date provided for in this Section 5.9, an additional amount equal to the interest paid (or accrued) on such Bonds during the period beginning on the date of the Event and ending on the earlier of the date of the maturity, redemption, transfer or sale of such Bonds.

      Said purchase price shall also include exoenses of redemption and the reasonable fees and expenses of the Trustee and the paying agent(s).

      An "Event of Taxability" shall mean:

           (a) the paying or incurring of capital expenditures in an amount in excess of the amount permitted in Section 103(b)(6)(D) of the Code which has the effect of causing the interest payable on the Bonds to become includable in the gross income, for Federal income tax purposes, of any taxpaying bondholder;

           (b) the taking of any action by the Company or the failure of the Company to take any action, or any misrepresentation of the Company, contained in the Agreement or in any certzicate of the Company required to be delivered under the Agreement or in connection with the issuance, sale or delivery of the Bonds which such act or omission or misrepresentation has the effect under the code and applicable regulations thereunder as of the date of such act failure or misrepresentation, of causing the interest payable on the Bonds to become includable in the gross income, for Federal income tax Durposes, of any taxpaying bondholder; provided, however, that if the Determination is based upon that conclusion that, with respect to any particular holder, such holder is a "substantial user" of the Project as provided in Section 103(b)(7) of the Code or a "related person" as referred to in Section 103(b)(6)(C) of the Code, no Determination shall be deemed to have occurred or

           (c) on that date when the Company is advised in writing by the Commissioner or any District Director of Internal Revenue that there has been issued a public or private ruling of the Internal Revenue Service or a technical advice memorandum issued by the


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


      national office of the Internal Revenue Service in which the Company has participated or has been given the opportunity to participate, that the interest on the Bonds is includable in the gross income of any taxpaying bondholder due to the occurrence of an Event.

      A "Determination of Taxability" shall be deemed to have occurred on the first to occur of the following:

           (a) on that date when the Company files (in compliance with its obligations under this Agreement) any statement, supplemental statement or other tax schedule, return or document (whether pursuant to Treasury Regulations Section 1.103-10(b)(2)(vi), as the same may be amended or supplemented or otherwise) which discloses that an Event shall have in fact occurred, or will occur sixty (60) days after any such filing by the Company (a "Supplemental Statement");

           (b) on that date when the Company shall be advised in writing by the Commission or any District Director of Internal Revenue that, based upon the filings of the Company under this Agreement, or upon any review or audit of the Company, or upon any other ground whatsoever, an Event shail have occurred; or

           (c) on that date when the Company shall receive notice from the Trustee in writing that the Trustee has been advises by (1) any bondholder that the Internal Revenue Service has assessed as includable in the gross income of such bondholder the interest on his Bonds due to the occurrence of an Event, or (ii) the Commissione or any District Director of Internal Revenue that the interest on the Bonds is includable in the gross income of any taxpaying bondholder due to the occurrence of an Event;

provided, however, no Determination shall occur under subparagraph (b) or (c) hereof unless the Company has been afforded the opportunity, at its expense, to contest any such assessment, and further, no Determination shall occur until such contest, if made, has been finally determined, but any such contest shall be made and finally determined within forty-eight (48) months of the Event or the Company shall no longer have any right to contest any such assessment.

      The Company shall give prompt written notice to the Board and the Trustee of (a) the filing by the Company of any Supplemental Statement and (b) its receipt of any oral or written advice from the Internal Revenue Service that an Event shall have occurred.

      The Trustee shall, promptly upon learning of the occurrence of an event described in (a), (b) or (c) above, cause notice thereof to be given to the bondholders in the same manner as is provided in the Indenture for notices of redemption. The Trustee may, in such notice to bondholders, make provisions for obtaining advice from bondholders, in such form as shall be deemed appropriate, respecting relevant assessments made on such bondholders by the Internal


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


Revenue Service, so as to be able, if approprite, to verify the existence, present or future, of a Determination.

      Not later than forty-five (45) days after the dalte of a Determination, the Company shall instruct the Trustee to apply the accelerated payments made by the Company as a result of such Determination, on the earliest possible date after the giving of the required notice of redemption under the Indenture, to the redemption of Bonds or to the payment to the holders of Bonds which have myatured or have been redeemed, transferred or sold or which will mature or will be redeemed, transferred or sold prior to the redemption date provided for in this Section 5.9, all in accordance with the requirements in this Section
5.9. A copy of such instructions shall be forwarded by the Company to the Board.

      Upon the redemption date provided for in this Section 5.9, and providing there has been deposited with the Trustee the total amount as required, such amount shall constitute the total compensation due the Board and the holders of the Bonds as a result of an occurrence of a Determination and the Company shall not be deemed to be in default under this Agreement by reason of the occurrence of such Determination and Event.

      Section 5.10. COVENANT OF COMPANY WITH RESPECT TO USE OF BOND PROCEEDS. The Company covenants with the Board and with the Trustee for the benefit of the holders of the Bonds that it will not permit any of the proceeds of the Bonds to be invested in such a manner which would cause the Bonds to be "arbitrage bonds" within the meaning of Section 103(c) of the Code and applicable regulations proposed or promulgated thereunder as of the date of such investment.


                                 ARTICLE VI.

                            DEFAULTS AND REMEDIES
                            ---------------------

      Section 6.1. EVENTS OF DEFAULT. Each of the following events is hereby declared an Event of Default:

           (a) the Company's failure to make any payment required to be made under the Note when he same becomes due and payable;

           (b) the Company's failure to comply with the provisions of Sections
      5.9 and 7.3;

           (c) the Company's failure to observe and perform any of its other covenants conditions or agreements contained herein or in the Note for a period of thirty (30) days after written notice (unless the Company and the Trustee shall agree in writing to an extension of such time prior to its eXDiration) specifying such failure and requesting that it be remedied, given by the Board or the Trustee to the Company, or in the case of any such default which can be cured with due diligence but no, within such thirty-day period, the Company's failure to proceed promptly to cure such default and thereafter prosecute the curing of such default with due diligence;

           (d) if any representation or warranty by the Company contained in this Agreement is false or misleading in any material respect;

           (e) the dissolution or liquidation of the Company or the filing by the Company of a voluntary petition in bankruptcy, or failure by the Company within ninety (90) days to lift or bond (if legally permissible) any execution, garnishment or attachment of such consequence as will impair its ability to carry on its operations at the Project, or the commission by the Comoany of any act of bankruptcy, or adjudication of the Company as a bankrupt, or assignment by the Company for the benefit of its creditors, or the entry by the Company into an agreement of composition with its creditors, or the approval by a court of competent jurisdiction of a petition applicable to the Company in any proceeding for its reorganization instituted under the provisions of the Federal bankruptcy statutes, as amended, or under any similar act which may hereafter be enacted. The term "dissolution or liquidation of the Company", as used in this subsection, shall not be construed to include the cessation of the corporate existence of the Company resulting from a merger or consolidation of the Company into or with another corporation or a dissolution or liquidation of the Company following a transfer of all or substantially all of its assets as an entiretv, under the conditions permitting such actions contained in Section 5.3 hereof; and

           (f) a default under the Guaranty Agreement.

      The foregoing provisions of this Section are sub ect to the following limitations: If by reason of force majeure the Companv is unable in whole or in part to carry out the agreements on its part herein contained, other than the obligations on the part of the Company contained in Article IV and Sections 5.3, 5.4, 5.9, 7.1 and 7.3 hereof, the Company shall not be deemed in default during the continuance of such inability. The term "force majeure" as used herein shall mean, without limitation, the following: acts of God; strikes, lockouts or other industrial disturbances; acts of public enemies; orders of any kind of the government of the United States of America or of the State of Tennessee or any of their departments, agencies, political subdivisions or officials, or anv civil or military authority; insurrections; riots; epidemics; landslides; lightning; earthquakes; icebergs; boll weevils; fires; hurricanes; storms; floods; washouts; droughts; arrests; restraint of government and people; civil disturbances; explosions;

breakage or accident to machinery, transmission pipes or canals: partial or entire failure of utilities; or any other cause or event not reasonably within the control ol the Companv. The Company agrees, however, to remedy with all reasonable dispatch the cause or causes preventing the Company from carrying out its agreements; provided, that the settlement of strikes, lockouts and other industrial disturbances shall be within the sole discretion of the Company, and the Company shall not be required to make settlement of strikes, lockouts and other industrial disturbances by acceding to the demands of "he opposing party or parties when such course is, in the judgment of the Company, unacceptable to the Company.

      Section 6.2. REMEDIES ON DEFAULT. Whenever an Event of Default shall have happened and be continuing, the Trustee, as the assignee and pledgee of the Board under the Indenture, shall have the following rights and remedies:

           (a) The Trustee may declare all payments on the Note to be immediately due and payable, whereupon the same shall become immediately due and payable. If the Trustee elects to exercise the remedy afforded in this Section 6.2(a) and, accelerates all payments on the Note, the amount then due and payable by the Company as accelerated payments shall be the sum of (1) the aggregate principal amount of the outstanding Bonds, and (2) all interest on the Bonds then due and accrued on the date of such acceleration.

           (b) The Trustee may take whatever action at law or in equity may appear necessary or desirable to collect any sums then due and thereafter to become duehereunder or under the Note or to enforce the observance or performance of any covenant, condition or agreement of the Company hereunder or under the Note.

      Any amounts collected pursuant to action taken under this Section shall be paid into the Bond Fund and applied in accordance with the provisions of the Indenture, or Payment in Full of the Bonds and the payment of any costs occasioned by an of Default hereunder, any excess moneys in the Bond Fund shall be returned to the Company as an overpayment of the Note.

      Section 6.3. NO REMEDY EXCLUSIVE. No remedy herein conferred upon or reserved to the Trustee is intended to be exclusive o' any other remedy, and every remedy shall be cumulative and in addition to every other remedy herein or now or hereafter existing at law, in equity or by statute. No delay or omission to exercise any right or power accruing upon an Event of Default shall impair any such right or power or shall be construed to be a waiver thereof (unless expressly waived by the Trustee), but any such right or power may be exercised from time to time and as often as may be deemed expedient. The Trustee and the holders or owners of the Bonds. subject to the provisions of the Indenture, shall be entitled to the benefit of all covenants and agreements herein contained.


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



     Section 6.4. ATTORNEYS' FEES AND EXPENSES. Should an Event of Default occur and the Trustee employ attorneys or incur other expenses for the collection of sums due hereunder or under the Note or the enforcement of performance of any other obligation of the Company hereunder or under the Note, the Company shall on demand pay to the Trustee the reasonable fees of such attorneys and such other reasonable expenses so incurred.

     Section 6.5. WAIVER OF EVENTS OF DEFAULT. If, in compliance with the requirements of Section 910 of the Indenture, the Trustee shall waive any Event of Def ault as therein defined and its consequences or rescind any declaration of acceleration of payments of the principal of and interest on the Bonds, such waiver shall also waive any Event of Default hereunder and its consequences and such rescission of a declaration of acceleration of the principal of and interest on the Bonds shall also rescind any declaration of any acceleration of aU payments on the Note. In case of any such waiver or rescission, or in case any proceeding taken by the Trustee on account of any such Event of Default shall have been discontinued or abandoned or determined adversely, then and in every such case the Board, the Company, the Trustee and the holders or owners of the Bonds shall be restored to their former positions and rights hereunder and under the Note respectively, but no such waiver or rescission shall extend to any subsequent or other Event of Default or impair any right consequent thereon.


                                    -24-